Exhibit 10.6
EXECUTION VERSION
AMENDMENT No. 2, dated as of April 22, 2013 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of March 18, 1999 and amended and restated on April 11, 2012 (as amended by Amendment No. 1, dated as of March 22, 2013 and as the same may be further amended, restated, modified and supplemented from time to time, the “Credit Agreement”) by and among CHARTER COMMUNICATIONS OPERATING, LLC, a Delaware limited liability company (“Borrower”), CCO HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), the LENDERS party thereto and BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”).
WHEREAS, the Borrower has requested, and the Lenders party hereto, which constitute the Required Lenders and each Lender listed on Schedule I hereto, have agreed, upon the terms and subject to the conditions set forth herein, that the Credit Agreement be amended as provided herein;
WHEREAS, the Borrower has requested new Revolving Commitments in the amount of $1,300,000,000 which would replace the existing Revolving Commitments under the Credit Agreement and new Term A-1 Commitments pursuant to which Term A-1 Loans would be made the proceeds of which will, among other things, be used to prepay all outsanding Term A Loans;
WHEREAS, the Lenders identified on Schedule I hereto have severally agreed to provide (i) Revolving Commitments (as defined in Exhibit A hereto) and/or (ii) Term A-1 Commitments (as defined in Exhibit A hereto), in the respective amounts set forth opposite such Lenders' names on Schedule I hereto;
NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained, the Borrower, Holdings, the Subsidiary Guarantors, the Lenders party hereto, and the Administrative Agent hereby agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Amendments to the Credit Agreement. The Credit Agreement is, effective as of the Amendment No. 2 Effective Date (as defined in Exhibit A), hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto.

SECTION 3. Effectiveness. This Amendment shall become effective on the date that the following conditions shall have been satisfied or waived:

(a)Consents. The Administrative Agent shall have received executed signature pages hereto from (i) the Loan Parties, (ii) Lenders constituting the Required Lenders under the Credit Agreement (prior to giving effect to this Amendment) and (iii) each Lender listed on Schedule I hereto;

(b)Notice of Borrowing. The Administrative Agent shall have received a duly completed Notice of Borrowing for the Term A-1 Loans to be borrowed on the Amendment No. 2 Effective Date.

(c)Opinion of Counsel to the Loan Parties. The Administrative Agent shall have received an opinion addressed to the Administrative Agent and the Lenders party to the Credit Agreement, dated the Amendment No. 2 Effective Date, of Kirkland & Ellis LLP, counsel to the Loan Parties, covering such matters as the Administrative Agent may reasonably request.

(d)Solvency Certificate. The Administrative Agent shall have received from the chief financial officer of the Borrower a certificate in form and substance satisfactory to the Administrative Agent certifying that the Borrower and its subsidiaries, on a consolidated basis after giving effect to the transactions to occur on the Amendment No. 2 Effective Date, are solvent.

SECTION 4. Representations and Warranties. In order to induce the Lenders and the Administrative Agent to enter into this Amendment, the Borrower represents and warrants to each of the Lenders and the Administrative Agent that, after giving effect to this Amendment, and both before and after giving effect to the transactions contemplated by this Amendment:

(a)    no Default or Event of Default has occurred and is continuing;
(b)    the entry into this Amendment by (x) Holdings, (y) the Borrower and (z) each Subsidiary Guarantor has been duly authorized by all necessary corporate or other action of each such entity; and
(c)    each of the representations and warranties made by each of the Loan Parties in or pursuant to the Loan Documents is true and correct in all material respects on and as of the date hereof as if made on the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, in all material respects as of such specific date) and in each case without duplication of any materiality qualifier therein.
The effectiveness of this Amendment (other than Sections 5, 6 and 7 hereof) is conditioned upon the accuracy of the representations and warranties set forth in Section 5 hereof.
SECTION 5. Reference to and Effect on the Loan Documents. The execution and delivery of this Amendment and the effectiveness shall not act as a novation of the Credit Agreement and, shall not serve to discharge or release any Obligation or Lien under the Loan Documents or to forgive the payment of any amount owing thereunder. This Amendment shall be a Loan Document for all purposes of the Credit Agreement.

On and after the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

Each Loan Party hereby consents to the transactions under this Amendment and agrees that is obligations under the Loan Documents shall apply to the extensins of credit pursuant to the Revolving Commitments (as defined in Exhibit A) and the Term A-1 Loans.

SECTION 6. Applicable Law; Waiver of Jury Trial.

(A)THIS AMENDMENT SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(B)EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AND FOR ANY COUNTERCLAIM HEREIN.

SECTION 7. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

CHARTER COMMUNICATIONS OPERATING,
LLC, as Borrower

By: /s/ Charles Fisher
Name: Charles Fisher
Title: Senior Vice President - Corporate Finance

CCO HOLDINGS, LLC, as Holdings

By: /s/ Charles Fisher
Name: Charles Fisher
Title: Senior Vice President - Corporate Finance

American Cable Entertainment Company, LLC
Cable Equities Colorado, LLC
CCO Purchasing, LLC
Charter Advertising of Saint Louis, LLC
Charter Cable Operating Company, LLC
Charter Cable Partners, LLC
Charter Communications Entertainment I, LLC
Charter Communications Entertainment II, LLC
Charter Communications Entertainment, LLC
Charter Communications Properties LLC
Charter Communications, LLC
Charter Distribution, LLC
Charter Helicon, LLC
Charter RMG, LLC
HPI Acquisition Co. LLC
Interlink Communications Partners, LLC
Long Beach, LLC
Marcus Cable Associates, L.L.C.
Marcus Cable of Alabama, L.L.C.
Peachtree Cable TV, LLC
Rifkin Acquisition Partners, LLC
Tennessee, LLC
Vista Broadband Communications, LLC
Cable Equities of Colorado Management Corp.
Marcus Cable, Inc.
Robin Media Group, Inc.

[Signature Page to Amendment No. 2]

Helicon Partners I, L.P.
Peachtree Cable TV, L.P.
The Helicon Group, L.P.
Charter Communications Operating Capital Corp.
CCO NR Holdings, LLC
Charter Communications Ventures, LLC
CC Systems, LLC
CC Fiberlink, LLC
Charter Fiberlink - Alabama, LLC
Charter Fiberlink - Illinois, LLC
Charter Fiberlink CCO, LLC
Charter Fiberlink - Michigan, LLC
Charter Fiberlink - Missouri, LLC
Charter Fiberlink TX-CCO, LLC
Charter Communications VII, LLC
Falcon Cable Communications, LLC
Falcon Community Cable, L.P.
Falcon Video Communications, L.P.
Falcon Cable Media, A California Limited Partnership
Falcon Community Ventures I Limited Partnership
Falcon Cable Systems Company II, L.P.
Falcon Cablevision, A California Limited Partnership
Falcon Telecable, A California Limited Partnership
Falcon First, Inc.
Falcon First Cable of New York, Inc.
Falcon First Cable of the Southeast, Inc.
Athens Cablevision Inc.
Dalton Cablevision Inc.
Plattsburgh Cablevision Inc.
Scottsboro TV Cable, Inc.
Ausable Cable TV, Inc.
Charter Fiberlink AR-CCVII, LLC
Charter Fiberlink NV-CCVII, LLC
Charter Fiberlink OR-CCVII, LLC
Charter Fiberlink WA-CCVII, LLC
Charter Communications VI, LLC
CC 10, LLC
CC VI Operating Company, LLC
Tioga Cable Company, Inc.
Charter Fiberlink MS-CCVI, LLC
Charter Fiberlink CA-CCO, LLC
Charter Fiberlink MA-CCO, LLC
Charter Fiberlink NC-CCO, LLC
Charter Fiberlink OH-CCO, LLC

[Signature Page to Amendment No. 2]

Charter Fiberlink SC-CCO, LLC
Charter Fiberlink VA-CCO, LLC
Charter Fiberlink VT-CCO, LLC
CC V Holdings, LLC
CC VIII, LLC
CC VIII Holdings, LLC
CC VIII Operating, LLC
CC Michigan, LLC
Charter Communications V, LLC
Charter Fiberlink CC VIII, LLC
Hometown TV, Inc.
Midwest Cable Communications, Inc.
Charter Video Electronics, Inc.
Renaissance Media LLC
CC VIII Leasing of Wisconsin, LLC
Charter Cable Leasing of Wisconsin, LLC
Charter Stores FCN, LLC
Pacific Microwave Joint Venture
CC VI Fiberlink, LLC
CC VII Fiberlink, LLC
CC VIII Fiberlink, LLC
CCO Fiberlink, LLC
CCO SoCal I, LLC
CCO SoCal II, LLC
CCO SoCal Vehicles, LLC
Charter Fiberlink CT - CCO, LLC
Charter Fiberlink - Georgia, LLC
Charter Fiberlink LA - CCO, LLC
Charter Fiberlink - Nebraska, LLC
Charter Fiberlink NY - CCO, LLC
Charter Fiberlink - Tennessee, LLC
Charter Advanced Services (CA), LLC
Charter Advanced Services (CT), LLC
Charter Advanced Services (LA), LLC
Charter Advanced Services (MA), LLC
Charter Advanced Services (NC), LLC
Charter Advanced Services (NH), LLC
Charter Advanced Services (NY), LLC
Charter Advanced Services (SC), LLC
Charter Advanced Services (VA), LLC
Charter Advanced Services (VT), LLC
Charter Advanced Services (AL), LLC
Charter Advanced Services (GA), LLC
Charter Advanced Services (IL), LLC
Charter Advanced Services (MI), LLC
Charter Advanced Services (MO), LLC

[Signature Page to Amendment No. 2]

Charter Advanced Services (NE), LLC
Charter Advanced Services (TN), LLC
Charter Advanced Services (TX), LLC
Charter Advanced Services (WI), LLC
Charter Advanced Services (MN), LLC
Charter Advanced Services (NV), LLC
Charter Advanced Services (OR), LLC
Charter Advanced Services (WA), LLC
Charter Advanced Services VIII (MI), LLC
Charter Advanced Services VIII (MN), LLC
Charter Advanced Services VIII (WI), LLC, as
Subsidiary Guarantors

By: /s/ Charles Fisher
Name: Charles Fisher
Title: Senior Vice President - Corporate Finance

[Signature Page to Amendment No. 2]

BANK OF AMERICA, N.A, as Administrative Agent
By: /s/ Christopher T. Ray
Name: Christopher T. Ray
Title: Senior Vice President

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Christopher T. Ray
Name: Christopher T. Ray
Title: Senior Vice President

If two signatures are required:

By:
Name:
Title:

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By: /s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Vice President

By: /s/ Michael D'Onofrio
Name: Michael D'Onofrio
Title: Associate

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

Citibank, N.A.,
as a Lender

By: /s/ Elizabeth Minnella Gonzalez
Name: Elizabeth Minnella Gonzalez
Title: Vice President

If two signatures are required:

By:
Name:
Title:

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

Deutsche Bank Trust Company Americas,
as a Lender

By: /s/ Anca Trifan
Name: Anca Trifan
Title: Managing Director

If two signatures are required:

By: /s/ Mary Kay Coyle
Name: Mary Kay Coyle
Title: Managing Director

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

JPMORGAN CHASE BANK, N.A.,
as a Lender

By: /s/ Peter B. Thauer
Name: Peter B. Thauer
Title: Executive Director

If two signatures are required:

By:
Name:
Title:

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

UBS Loan Finance LLC,
as a Lender

By: /s/ Lane Gifas
Name: Lane Gifas
Title: Director
Banking Products Services, US

If two signatures are required:

By: /s/ Joselin Fernandes
Name: Joselin Fernandes
Title: Associate Director
Banking Products Services, US

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

Barclays Bank PLC,
as a Lender

By: /s/ Noam Azachi
Name: Noam Azachi
Title: Vice President

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

Royal Bank of Canada,
as a Lender

By: /s/ D.W. Scott Johnson
Name: D.W. Scott Johnson
Title: Authorized Signatory

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

U.S. Bank National Association,
as a Lender

By: /s/ Gail F. Scannell
Name: Gail F. Scannell
Title: Senior Vice President

If two signatures are required:

By:
Name:
Title:

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

Morgan Stanley Bank, N.A.,
as a Lender

By: /s/ Kelly Chin
Name: Kelly Chin
Title: Authorized Signatory

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

GOLDMAN SACHS BANK USA,
as a Lender

By: /s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

SUNTRUST BANK,
as a Lender

By: /s/ Brian Y. Guffin
Name: Brian Y. Guffin
Title: Director

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

Advanced Series Trust - AST Prudential Core Bond Portfolio,
as a Lender
By: Prudential Investment Management, Inc.,
as Investment Advisor

By: /s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment and agrees to provide the Revolving Commitment and/or Term A-1 Commitment, if any, set forth opposite such Lender's name on Schedule I to this Amendment:

Name of Institution:

AOZORA BANK, LTD,
as a Lender

By: /s/ Masaki Onuma
Name: Masaki Onuma
Title: General Manager

If two signatures are required:

By:
Name:
Title:

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

ARES ENHANCED LOAN INVESTMENT STRATEGY II, LTD.,
as a Lender
By: ARES ENHANCED LOAN MANAGEMENT II, L.P.,
ITS PORTFOLIO MANAGER
By: ARES ENHANCED LOAN II GP, LLC,
ITS GENERAL PARTNER

By: /s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

If two signatures are required:

By:
Name:
Title:

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

ARES ENHANCED LOAN INVESTMENT STRATEGY III, LTD.,
as a Lender
By: ARES ENHANCED LOAN MANAGEMENT III, L.P.,
AS PORTFOLIO MANAGER
By: ARES ENHANCED LOAN III GP, LLC,
ITS GENERAL PARTNER

By: /s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

If two signatures are required:

By:
Name:
Title:

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

ARES ENHANCED LOAN INVESTMENT STRATEGY IR, LTD.,
as a Lender
By: ARES ENHANCED LOAN MANAGEMENT IR, L.P.,
ITS PORTFOLIO MANAGER
By: ARES ENHANCED LOAN IR GP, LLC,
ITS GENERAL PARTNER

By: /s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

If two signatures are required:

By:
Name:
Title:

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

ARES EUROPEAN CLO III B.V.,
as a Lender

By: ARES MANAGEMENT LIMITED,
ITS MANAGER

By: /s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

If two signatures are required:

By:
Name:
Title:

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

ARES IIIR/IVR CLO LTD.,
as a Lender
By: ARES CLO MANAGEMENT IIIR/IVR, L.P.,
ITS ASSET MANAGER
By: ARES CLO GP IIIR/IVR, LLC,
ITS GENERAL PARTNER

By: /s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

If two signatures are required:

By:
Name:
Title:

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

Ares NF CLO XIII Ltd.,
as a Lender
By: Ares NF CLO XIII Management, L.P.,
its collateral manager
By: Ares NF CLO XIII Management LLC,
its general partner

By: /s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

If two signatures are required:

By:
Name:
Title:

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

Ares NF CLO XIV Ltd.,
as a Lender

By: Ares Management, LLC,
as Collateral Manager

By: /s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

If two signatures are required:

By:
Name:
Title:

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

Ares NF CLO XV Ltd.,
as a Lender

By: Ares Management, LLC,
As Collateral Manager

By: /s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

If two signatures are required:

By:
Name:
Title:

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

ARES VIR CLO LTD.,
as a Lender
By: ARES CLO MANAGEMENT VIR, L.P.,
ITS INVESTMENT MANAGER
By: ARES CLO GP VIR, LLC,
ITS GENERAL PARTNER

By: /s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

If two signatures are required:

By:
Name:
Title:

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

ARES VR CLO LTD.,
as a Lender
By: ARES CLO MANAGEMENT VR, L.P.,
ITS INVESTMENT MANAGER
By: ARES CLO GP VR, LLC,
ITS GENERAL PARTNER

By: /s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

If two signatures are required:

By:
Name:
Title:

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

ARES XI CLO LTD.,
as a Lender
By: ARES CLO MANAGEMENT XI, L.P.,
ITS ASSET MANAGER
By: ARES CLO GP XI, LLC,
ITS GENERAL PARTNER

By: /s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

If two signatures are required:

By:
Name:
Title:

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

ARES XII CLO LTD.,
as a Lender
By: ARES CLO MANAGEMENT XII, L.P.,
ITS ASSET MANAGER
By: ARES CLO GP XII, LLC,
ITS GENERAL PARTNER

By: /s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

If two signatures are required:

By:
Name:
Title:

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

ARES XIX CLO LTD.,
as a Lender
By: ARES CLO MANAGEMENT XIX, L.P.,
ITS ASSET MANAGER
By: ARES CLO GP XIX, LLC,
ITS GENERAL PARTNER

By: /s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

If two signatures are required:

By:
Name:
Title:

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

ARES XVI CLO LTD.,
as a Lender
By: ARES CLO MANAGEMENT XVI, L.P.,
ITS ASSET MANAGER
By: ARES CLO GP XVI, LLC,
ITS GENERAL PARTNER

By: /s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

If two signatures are required:

By:
Name:
Title:

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

ARES XX CLO LTD.,
as a Lender
By: ARES CLO MANAGEMENT XX, L.P.,
ITS INVESTMENT MANAGER
By: ARES CLO GP XX, LLC,
ITS GENERAL PARTNER

By: /s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

If two signatures are required:

By:
Name:
Title:

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

ARES XXI CLO LTD.,
as a Lender
By: ARES CLO MANAGEMENT XXI, L.P.,
ITS INVESTMENT MANAGER
By: ARES CLO GP XXI, LLC,
ITS GENERAL PARTNER

By: /s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

If two signatures are required:

By:
Name:
Title:

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

ARES XXII CLO LTD.,
as a Lender
By: ARES CLO MANAGEMENT XXII, L.P.,
ITS ASSET MANAGER
By: ARES CLO GP XXII, LLC,
ITS GENERAL PARTNER

By: /s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

If two signatures are required:

By:
Name:
Title:

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

ARES XXIII CLO LTD.,
as a Lender
By: ARES CLO MANAGEMENT XXIII, L.P.,
ITS ASSET MANAGER
By: ARES CLO GP XXIII, LLC,
ITS GENERAL PARTNER

By: /s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

If two signatures are required:

By:
Name:
Title:

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

ARES XXV CLO LTD.,
as a Lender
By: ARES CLO MANAGEMENT XXV, L.P.,
ITS ASSET MANAGER
By: ARES CLO GP XXV, LLC,
ITS GENERAL PARTNER

By: /s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

If two signatures are required:

By:
Name:
Title:

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2005-II
BABSON CLO LTD. 2005-III
BABSON CLO LTD. 2006-I
BABSON CLO LTD. 2006-II
BABSON CLO LTD. 2007-I
BABSON MID-MARKET CLO LTD. 2007-II
BABSON CLO LTD. 2011-I
BABSON CLO LTD. 2012-I
BABSON CLO LTD. 2012-II
CLEAR LAKE CLO, LTD
SUMMIT LAKE CLOT, LTD
VICTORIA FALLS CLO, LTD.,

each as a Lender

By: Babson Capital Management LLC
as Collateral Manager

By: /s/ Marcus Sowell
Name: Marcus Sowell
Title: Managing Director

ARROWOOD INDEMNITY COMPANY
ARROWOOD INDEMNITY COMPANY AS
ADMINISTRATOR OF THE PENSION PLAN OF
ARROWOOD INDEMNITY COMPANY
MASSACHUSETTS MUTUAL LIFE INSURANCE
COMPANY
C.M. LIFE INSURANCE COMPANY

each as a Lender

By: Babson Capital Management LLC
as Investment Adviser

By: /s/ Marcus Sowell
Name: Marcus Sowell
Title: Managing Director

[Signature Page to Amendment No. 2]

DIAMOND LAKE CLO, LTD.,
as a Lender
By: Babson Capital Management LLC
as Collateral Servicer

By: /s/ Marcus Sowell
Name: Marcus Sowell
Title: Managing Director

JFIN CLO 2007 LTD,
as a Lender
By: Jefferies Finance LLC
as Collateral Manager

By: /s/ Andrew Connor
Name: Andrew Connor
Title: Managing Director

JFIN CLO 2012 LTD.,
as a Lender
By: Jefferies Finance LLC
as Portfolio Manager

By: /s/ Andrew Connor
Name: Andrew Connor
Title: Managing Director

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

BlackRock Senior High Income Fund, Inc.
By: BlackRock Financial Management, Inc., its Sub-Advisor

Allied World Assurance Company, Ltd
By: BlackRock Financial Management, Inc., its Investment Manager

JPMBI re Blackrock Bankloan Fund
By: BlackRock Financial Management, Inc., its Sub-Advisor

BlackRock Floating Rate Income Trust
By: BlackRock Financial Management, Inc., its Sub-Advisor

BlackRock Defined Opportunity Credit Trust
By: BlackRock Financial Management, Inc., its Sub-Advisor

BlackRock Limited Duration Income Trust
By: BlackRock Financial Management, Inc., its Sub-Advisor

BMI CLO I
By: BlackRock Financial Management, Inc., its Investment Manager

BlackRock Funds II, BlackRock Floating Rate Income Portfolio
By: BlackRock Financial Management, Inc., its Sub-Advisor

~~BlackRock Secured Credit Portfolio of BlackRock Funds II~~
~~By: BlackRock Financial Management, Inc., its Sub-Advisor~~

BlackRock Secured Credit Portfolio of BlackRock Funds II
By: BlackRock Financial Management, Inc., its Sub-Advisor

BlackRock Senior Income Series
By: BlackRock Financial Management, Inc., its Collateral Manager

[Signature Page to Amendment No. 2]

BlackRock Senior Income Series II
By: BlackRock Financial Management, Inc., its Collateral Manager

BlackRock Senior Income Series IV
By: BlackRock Financial Management, Inc., its Collateral Manager

BlackRock Senior Income Series V Limited
By: BlackRock Financial Management, Inc., its Collateral Manager

BlackRock Debt Strategies Fund, Inc.
By: BlackRock Financial Management, Inc., its Sub-Advisor

Blackrock Fixed Income Value Opportunities
By: BlackRock Financial Management, Inc., its Investment Advisor

BlackRock Floating Rate Income Strategies Fund, Inc.
By: BlackRock Financial Management, Inc., its Sub-Advisor

Houston Casualty Company
By: BlackRock Financial Management, LLC, its Investment Manager

U.S. Specialty Insurance Company
By: BlackRock Financial Management, LLC, its Investment Manager

Ironshore Inc.
By: BlackRock Financial Management, Inc., its Investment Advisor

Magnetite VII, Limited
By: BlackRock Financial Management, Inc., its Collateral Manager

Permanens Capital L.P.
By: BlackRock Financial Management, Inc., its Sub-Advisor

Scor Reinsurance Company
By: BlackRock Financial Management, Inc., its Investment Manager

Scor Global Life Americas Reinsurance Company
By: BlackRock Financial Management, Inc., its Investment Manager

[Signature Page to Amendment No. 2]

as a Lender

By: /s/ Sandra Stulberger
Name: Sandra Stulberger
Title: Authorized Signor

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

CANNINGTON FUNDING LTD.,
as a Lender
By: Silvermine Capital Management LLC
As Investment Manager

By: /s/ Aaron Meyer
Name: Aaron Meyer
Title: Principal

If two signatures are required:

By:
Name:
Title:

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

Citicorp North America Inc.,
as a Lender

By: /s/ Elizabeth Minnella Gonzalez
Name: Elizabeth Minnella Gonzalez
Title: Vice President

If two signatures are required:

By:
Name:
Title:

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

COMSTOCK FUNDING LTD.,
as a Lender
By: Silvermine Capital Management LLC
As Collateral Manager

By: /s/ Aaron Meyer
Name: Aaron Meyer
Title: Principal

If two signatures are required:

By:
Name:
Title:

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

CREDIT SUISSE LOAN FUNDING LLC,
as a Lender

By: /s/ Barry Zamore
Name: Barry Zamore
Title: Managing Director

By: /s/ Michael Wotanowski
Name: Michael Wotanowski
Title: Authorized Signatory

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment and agrees to provide the Revolving Commitment and/or Term A-1 Commitment, if any, set forth opposite such Lender's name on Schedule I to this Amendment:

Name of Institution:

Crown Point CLO Ltd.,
as a Lender
By: Valcour capital Management, LLC
as Manager

By: /s/ John J. D'Acgilo
Name: John J. D'Acgilo
Title: Authorized Signatory

If two signatures are required:

By:
Name:
Title:

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

Dryden XI - Leveraged Loan CDO 2006,
as a Lender
By: Prudential Investment Management, Inc.,
as Collateral Manager

By: /s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

Dryden XVIII - Leveraged Loan 2007 Ltd.,
as a Lender
By: Prudential Investment Management, Inc.,
as Collateral Manager

By: /s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

Dryden XXI - Leveraged Loan CDO LLC,
as a Lender
By: Prudential Investment Management, Inc.,
as Collateral Manager

By: /s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

Dryden XXII Senior Loan Fund,
as a Lender
By: Prudential Investment Management, Inc.,
as Collateral Manager

By: /s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

Eagle Creek CLO, Ltd.,
as a Lender

By: /s/ Eduardo Piedra
Name: Eduardo Piedra
Title: Authorized Signor

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

ECP CLO 2008-1, LTD,
as a Lender
By: Silvermine Capital Management LLC
As Portfolio Manager

By: /s/ Aaron Meyer
Name: Aaron Meyer
Title: Principal

If two signatures are required:

By:
Name:
Title:

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

ECP CLO 2012-3, LTD,
as a Lender
By: Silvermine Capital Management

By: /s/ Aaron Meyer
Name: Aaron Meyer
Title: Principal

If two signatures are required:

By:
Name:
Title:

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

ECP CLO 2012-4, LTD,
as a Lender
By: Silvermine Capital Management

By: /s/ Aaron Meyer
Name: Aaron Meyer
Title: Principal

If two signatures are required:

By:
Name:
Title:

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment and agrees to provide the Revolving Commitment and/or Term A-1 Commitment, if any, set forth opposite such Lender's name on Schedule I to this Amendment:

Name of Institution:

GALE FORCE 4 CLO, LTD.,
By: GSO/BLACKSTONE Debt Funds Management LLC
as Collateral Servicer,
as a Lender

By: /s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

Gateway CLO Limited,
as a Lender
By: Prudential Investment Management, Inc.,
as Collateral Manager

By: /s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

GLOBAL LOAN OPPORTUNITY FUND B.V.,
as a Lender
By: ARES MANAGEMENT LIMITED,
ITS PORTFOLIO MANAGER

By: /s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

If two signatures are required:

By:
Name:
Title:

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

GREENS CREEK FUNDING LTD.,
as a Lender
By: Silvermine Capital Management LLC
As Investment Manager

By: /s/ Aaron Meyer
Name: Aaron Meyer
Title: Principal

If two signatures are required:

By:
Name:
Title:

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

HillMark Funding, Ltd,
as a Lender
By: HillMark Capital Management, L.P.,
as Collateral Manager, as Lender

By: /s/ Mark Gold
Name: Mark Gold
Title: CEO

If two signatures are required:

By:
Name:
Title:

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

J.P. Morgan Whitefriars Inc.,
as a Lender

By: /s/ Virginia R. Conway
Name: Virginia R. Conway
Title: Attorney - in - fact

If two signatures are required:

By: NA
Name:
Title:

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

Lenders:

Mountain View Funding CLO 2006-1 LTD
By: Seix Investment Advisors LLC, as Collateral Manager

Mountain View CLO II LTD
By: Seix Investment Advisors LLC, as Collateral Manager

Mountain View CLO III LTD
By: Seix Investment Advisors LLC, as Collateral Manager

Baker Street Funding CLO 2005-1 LTD
By: Seix Investment Advisors LLC, as Collateral Manager

Baker Street CLO II LTD
By: Seix Investment Advisors LLC, as Collateral Manager

as Lenders

By: /s/ George Goudelias
Name: George Goudelias
Title: Managing Director

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

North Dakota State Investment Board,
as a Lender
By: Prudential Investment Management, Inc.,
as Investment Advisor

By: /s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

OZLM FUNDING II, LTD,
as a Lender
By: Och-Ziff Loan Management LP,
Its Portfolio Manager
By: Och-Ziff Loan Management LLC,
its General Partner

By: /s/ Joel Frank
Name: Joel Frank
Title: CFO

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

OZLM FUNDING, LTD,
as a Lender
By: Och-Ziff Loan Management LP,
Its Portfolio Manager
By: Och-Ziff Loan Management LLC,
its General Partner

By: /s/ Joel Frank
Name: Joel Frank
Title: CFO

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

Prudential Total Return Bond Fund, Inc.,
as a Lender
By: Prudential Investment Management, Inc.,
as Investment Advisor

By: /s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

Prudential Bank Loan Fund of the Prudential Trust
Company Collective Trust,
as a Lender
By: Prudential Investment Management, Inc.,
as Investment Advisor

By: /s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

Putnam Floating Rate Income Fund,
as a Lender

By: [See next page]
Name:
Title:

If two signatures are required

By: N/A
Name:
Title:

[Signature Page to Amendment No. 2]

PUTNAM FLOATING RATE INCOME FUND

By: Beth Mazor
Name: Beth Mazor
Title: V.P.

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

SEI INSTITUTIONAL INVESTMENTS
TRUST - OPPORTUNISTIC INCOME FUND,
as a Lender
By: ARES MANAGEMENT LLC,
AS SUB-ADVISER

By: /s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

If two signatures are required:

By:
Name:
Title:

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

Silver Crest CBNA Loan Funding LLC,
as a Lender

By: Citibank N.A.

By: /s/ Emily Chong
Name: Emily Chong
Title: Director

If two signatures are required:

By:
Name:
Title:

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

Stoney Lane Funding I, Ltd.,
as a Lender
By: HillMark Capital Management, L.P.,
as Collateral Manager, as Lender

By: /s/ Mark Gold
Name: Mark Gold
Title: CEO

If two signatures are required:

By:
Name:
Title:

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment:

Name of Institution:

Webster Bank, N.A.
as a Lender

By: /s/ Carol A. Pirek
Name: Carol A. Pirek
Title: Vice President

[Signature Page to Amendment No. 2]

The undersigned evidences its consent to the amendments reflected in this Amendment and agrees to provide the Revolving Commitment and /or Term A-1 Commitment, if any, set forth opposite such Lender's name on Schedule I to this Amendment:

Name of Institution:

Wells Fargo Bank, National Association,
as a Lender

By: /s/ Jeff Graci
Name: Jeff Graci
Title: Managing Director

If two signatures are required:

By:
Name:
Title:

Schedule I

Commitments

Lender	Revolving Commitment	Term A-1 Commitment
Bank of America, N.A.	$137,942,000	$72,500,000
Credit Suisse AG, Cayman Islands Branch	$137,942,000	$72,500,000
Citibank, N.A.	$137,942,000	$72,500,000
Deutsche Bank Trust Company Americas	$137,942,000	$72,500,000
JPMorgan Chase Bank, N.A.	$137,942,000	$72,500,000
UBS Loan Finance LLC	$137,942,000	$72,500,000
Barclays Bank PLC	$137,942,000	$72,500,000
Royal Bank of Canada	$75,241,000	$60,000,000
U.S. Bank National Association	$75,241,000	$60,000,000
Morgan Stanley Bank, N.A.	$75,241,000	$25,000,000
Goldman Sachs Bank USA	$54,341,500	$25,000,000
SunTrust Bank	$54,341,500	$72,500,000
Total	$1,300,000,000	$750,000,000

Exhibit A

AMENDED AND RESTATED CREDIT AGREEMENT

CHARTER COMMUNICATIONS OPERATING, LLC,
as Borrower,

CCO HOLDINGS, LLC,

BANK OF AMERICA, N.A.,
as Administrative Agent,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, BARCLAYS BANK PLC, CITIGROUP GLOBAL MARKETS INC., CREDIT SUISSE SECURITIES (USA) LLC, DEUTSCHE BANK SECURITIES INC., J.P. MORGAN SECURITIES LLC ~~AND~~, UBS SECURITIES LLC,
~~as Joint Lead Arrangers~~
~~and~~
~~Joint Bookrunners~~ MORGAN STANLEY SENIOR FUNDING,

~~BANK OF AMERICA, N.A.,~~
~~as Administrative Agent,~~

~~and~~

~~BANK OF AMERICA, N.A.CITICORP NORTH AMERICA~~ INC.
~~CREDIT SUISSE AG~~
~~DEUTSCHE BANK TRUST COMPANY AMERICAS~~
~~JPMORGAN CHASE BANK, N.A.~~
~~UBS SECURITIES LLC~~
~~as Syndication Agents~~, RBC CAPITAL MARKETS1, U.S. BANK NATIONAL ASSOCIATION, ~~as Senior Managing Agent~~GOLDMAN SACHS BANK USA AND SUNTRUST ROBINSON HUMPHREY, INC.,
as Joint Lead Arrangers, Joint Bookrunners
and
Syndication Agents,

Dated as of March 18, 1999,
as Amended and Restated as of April 11, 2012

___________________________________
1 RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates

TABLE OF CONTENTS

Page
SECTION 1	DEFINITIONS	1
1.1.	Defined Terms	1
1.2.	Other Definitional Provisions; Pro Forma Calculations	30
SECTION 2	AMOUNT AND TERMS OF COMMITMENTS	32
2.1.	Loans and Commitments	32
2.2.	Procedure for Borrowing	~~35~~36
2.3.	Repayment of Loans	~~36~~37
2.4.	Swingline Commitment	38
2.5.	Procedure for Swingline Borrowing; Refunding of Swingline Loans	~~38~~39
2.6.	Fees, Etc.	~~39~~40
2.7.	Termination or Reduction of Commitments	40
2.8.	Optional Prepayments	~~40~~41
2.9.	Mandatory Prepayments	~~43~~44
2.10.	Conversion and Continuation Options	44
2.11.	Limitations on Eurodollar Tranches	~~44~~45
2.12.	Interest Rates and Payment Dates	~~44~~45
2.13.	Computation of Interest and Fees	~~45~~46
2.14.	Inability to Determine Interest Rate	~~45~~46
2.15.	Pro Rata Treatment and Payments	46
2.16.	Requirements of Law	~~47~~48
2.17.	Taxes	~~48~~49
2.18.	Indemnity	50
2.19.	Change of Lending Office	~~50~~51
2.20.	Replacement of Lenders	~~50~~51
2.21.	Defaulting Lenders	~~51~~52
2.22.	Obligations of Lenders Several	~~53~~54
SECTION 3	LETTERS OF CREDIT	~~53~~54
3.1.	L/C Commitment	~~53~~54
3.2.	Procedures for Issuance of Letter of Credit	54
3.3.	Fees and Other Charges	~~54~~55
3.4.	L/C Participations	~~54~~55
3.5.	Reimbursement Obligation of the Borrower	~~55~~56
3.6.	Obligations Absolute	56
3.7.	Letter of Credit Payments	~~56~~57
3.8.	Cash Collateral	~~56~~57
3.9.	Applications	~~57~~58
3.10.	Applicability of ISP and UCP	~~57~~58
SECTION 4	REPRESENTATIONS AND WARRANTIES	~~57~~58
4.1.	Financial Condition	~~57~~58
4.2.	No Change	~~58~~59
4.3.	Existence; Compliance with Law	~~58~~59
4.4.	Power; Authorization; Enforceable Obligations	~~58~~59
4.5.	No Legal Bar	~~58~~59
4.6.	Litigation	59
4.7.	No Default	59
4.8.	Ownership of Property; Liens	~~59~~60
4.9.	Intellectual Property	~~59~~60

-i-

4.10.	Taxes	~~59~~60
4.11.	Federal Regulations	~~59~~60
4.12.	Labor Matters	~~59~~60
4.13.	ERISA	60
4.14.	Investment Company Act; Other Regulations	~~6061~~
4.15.	Subsidiaries	~~6061~~
4.16.	Use of Proceeds	~~6061~~
4.17.	Environmental Matters	~~6061~~
4.18.	Certain Cable Television Matters	~~6162~~
4.19.	Accuracy of Information, Etc.	62
4.20.	Security Interests	~~62~~63
4.21.	Solvency	~~62~~63
SECTION 5	CONDITIONS PRECEDENT	63
5.1.	Conditions to New Restatement Effective Date	63
5.2.	Conditions to Each Extension of Credit	~~63~~64
SECTION 6	AFFIRMITIVE CONVENANTS	~~63~~64
6.1.	Financial Statements	64
6.2.	Certificates; Other Information	~~65~~66
6.3.	Payment of Obligations	~~66~~67
6.4.	Maintenance of Existence; Compliance	~~66~~67
6.5.	Maintenance of Property; Insurance	~~66~~67
6.6.	Inspection of Property; Books and Records; Discuss	~~66~~67
6.7.	Notices	~~66~~67
6.8.	Environmental Laws	~~67~~68
6.9.	Additional Collateral	~~67~~68
6.10.	Regulated Subsidiaries	~~68~~69
SECTION 7	NEGATIVE COVENANTS	~~68~~69
7.1.	Financial Condition Covenants	~~68~~69
7.2.	Indebtedness	~~68~~69
7.3.	Liens	~~70~~71
7.4.	Fundamental Changes	~~72~~73
7.5.	Disposition of Property	~~73~~74
7.6.	Restricted Payments	75
7.7.	Investments	~~76~~77
7.8.	Certain Payments and Modifications Relating to Indebtedness and Management Fees	~~78~~79
7.9.	Transactions with Affiliates	~~79~~80
7.10.	Sales and Leasebacks	~~79~~80
7.11.	Changes in Fiscal Periods	~~79~~80
7.12.	Negative Pledge Clauses	~~79~~80
7.13.	Clauses Restricting Subsidiary Distributions	~~80~~81
7.14.	Lines of Business	~~81~~82
7.15.	Investments in the Borrower	~~81~~82
SECTION 8	EVENTS OF DEFAULT	~~81~~82
8.1.	Events of Default	~~81~~82
8.2.	. If any of the following events shall occur and be continuing:	~~81~~82
8.2.	Application of Funds	~~86~~87
SECTION 9	THE AGENTS	~~86~~87
9.1.	Appointment	~~86~~87
9.2.	Delegation of Duties	~~87~~88

-ii-

9.3.	Exculpatory Provision	~~87~~88
9.4.	Reliance by Administrative Agent	~~88~~89
9.5.	Notice of Default	~~88~~89
9.6.	Non-Reliance on Agents and Other Lenders	~~88~~89
9.7.	Indemnification	~~89~~90
9.8.	Agent in Its Individual Capacity	~~89~~90
9.9.	Successor Administrative Agent	~~89~~90
9.10.	Agents	~~90~~91
9.11.	Collateral and Guaranty Matters	~~90~~91
9.12.	Specified Cash Management Agreements and Specified Hedge Agreements	~~90~~91
SECTION 10	MISCELLANEOUS	~~91~~92
10.1.	Amendments and Waivers	~~91~~92
10.2.	Notices	~~91~~92
10.3.	No Waiver; Cumulative Remedies	~~93~~94
10.4.	Survival of Representations and Warranties	~~93~~94
10.5.	Payment of Expenses and Taxes	~~93~~94
10.6.	Successors and Assigns; Participations and Assignments	~~94~~95
10.7.	Adjustments; Setoff	~~98~~99
10.8.	Counterparts	~~98~~99
10.9.	Severability	~~99~~100
10.10.	Integration	~~99~~100
10.11	GOVERNING LAW	~~99~~100
10.12.	Submission to Jurisdiction; Waivers	~~99~~100
10.13.	Acknowledgments	~~99~~101
10.14.	Release of Guarantees and Liens	~~100~~101
10.15.	Confidentiality	~~100~~101
10.16.	WAIVERS OF JURY TRIAL	~~101~~102
10.17.	USA Patriot Act	~~101~~102

-iii-

SCHEDULES:

3.1	Existing Letters of Credit
4.15	Subsidiaries
4.20(a)	UCC Filing Jurisdictions
10.2	Notices for Administrative Agent, Swingline Lender and Issuing Lenders

EXHIBITS:

A	Form of Guarantee and Collateral Agreement
B	Form of Compliance Certificate
C	Form of Closing Certificate
D	[Reserved]
E	Form of Assignment and Assumption
F	Form of Exemption Certificate
G	Form of Specified Subordinated Note
H	Form of Notice of Borrowing
I	Form of Release
J	Form of Offered Prepayment Option Notice
K	Form of Lender Participation Notice
L	Form of Offered Voluntary Prepayment Notice

-iv-

AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 18, 1999, as amended and restated as of April 11, 2012, among CHARTER COMMUNICATIONS OPERATING, LLC, a Delaware limited liability company (the “Borrower”), CCO HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), the several banks and other financial institutions or entities from time to time parties to this Agreement (the “Lenders”) and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, together with any successor, the “Administrative Agent”).
W I T N E S S E T H :
WHEREAS, the Borrower entered into the Amended and Restated Credit Agreement, dated as of March 18, 1999, as amended and restated as of March 31, 2010 (as supplemented by the Term Loan A Incremental Activation Notice, dated as of December 19, 2011, and as further supplemented by the Term D Loan/New Revolving Commitment Incremental Activation Notice, dated April 11, 2012, the “Existing Credit Agreement”), among the Borrower, Holdings, the several banks and other financial institutions or entities party thereto and the agents named therein; and
WHEREAS, the parties hereto have agreed to amend and restate the Existing Credit Agreement as provided in this Agreement, which Agreement shall become effective upon the satisfaction of the conditions precedent set forth in Section 5.1 hereof; and
WHEREAS, it is the intent of the parties hereto that this Agreement not constitute a novation of the obligations and liabilities existing under the Existing Credit Agreement or evidence repayment of any of such obligations and liabilities and that this Agreement amend and restate in its entirety the Existing Credit Agreement and re-evidence the obligations of the Borrower outstanding thereunder;
NOW, THEREFORE, in consideration of the above premises, the parties hereto hereby agree that on the New Restatement Effective Date (as defined below), the Existing Credit Agreement shall be amended and restated in its entirety as follows:
SECTION 1DEFINITIONS

1.1.Defined Terms. As used in this Agreement, the terms listed in this Section 1.1 shall have the respective meanings set forth in this Section 1.1.

“ABR”: for any day, a rate per annum (rounded upwards, if necessary, to the next 1/100th of 1%) equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus ½ of 1%. Any change in the ABR due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.
“ABR Loans”: Loans the rate of interest applicable to which is based upon the ABR.
“Acceptable Price”: as defined in Section 2.8(b)(iii).
“Acceptance Date”: as defined in Section 2.8(b)(iii).
~~“Adjustment Date”: as defined in the definition of “Applicable Pricing Grid”.~~

“Administrative Agent”: as defined in the preamble hereto; provided, that such term shall be deemed to refer to JPMorgan Chase Bank, in such capacity, under the Existing Credit Agreement (as defined in the Existing Credit Agreement) for periods prior to the Restatement Effective Date.
“Affiliate”: as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.
“Agent Parties”: as defined in Section 10.2(c).
“Agents”: the collective reference to the Syndication Agents, the Joint Lead Arrangers and the Administrative Agent.
“Aggregate Exposure”: with respect to any Lender at any time, an amount equal to the sum of (a) the aggregate then unpaid principal amount of such Lender's Term Loans and (b) the amount of such Lender's Revolving Commitment then in effect or, if the Revolving Commitments have been terminated, the amount of such Lender's Revolving Extensions of Credit then outstanding.
“Aggregate Exposure Percentage”: with respect to any Lender at any time, the ratio (expressed as a percentage) of such Lender's Aggregate Exposure at such time to the Aggregate Exposure of all Lenders at such time.
“Agreement”: this Amended and Restated Credit Agreement, as further amended, supplemented or otherwise modified from time to time.
“Allocated Proceeds”: as defined in Section 2.9(a).
“Amendment No. 2”: Amendment No. 2 to this Agreement, dated as of April 22, 2013, by and among the Borrower, the Guarantors, the Administrative Agent, the Lenders party thereto and the other parties thereto.
“Amendment No. 2 Consenting Lender”: each Lender that provided the Administrative Agent with a counterpart to Amendment No. 2 executed by such Lender.
“Amendment No. 2 Effective Date”: as defined in Amendment No. 2.
“Amendment No. 2 Joint Lead Arrangers”: means the persons identified as joint lead arrangers and joint bookrunners for Amendment No. 2 on the cover of this Agreement in their capacities as such.
“Annualized Asset Cash Flow Amount”: with respect to any Disposition of assets, an amount equal to the portion of Consolidated Operating Cash Flow for the most recent Asset Disposition Test Period ending prior to the date of such Disposition which was contributed by such assets multiplied by four.
“Annualized Operating Cash Flow”: for any fiscal quarter, an amount equal to Consolidated Operating Cash Flow for such period multiplied by four.

“Annualized Pro Forma Operating Cash Flow”: an amount, determined on any Disposition Date or Exchange Date in connection with any proposed Disposition or Exchange pursuant to Section 7.5(f) or (g), equal to Consolidated Operating Cash Flow for the most recent Asset Disposition Test Period multiplied by four, calculated in the manner contemplated by Section 1.2(e) but excluding the effect of such Disposition or Exchange.
“Applicable Margin”: (a) with respect to the Revolving Loans and Swingline Loans, the rate per annum set forth under the relevant column heading below:

	ABR Loans	Eurodollar Loans
Revolving Loans	~~1.25~~1.00%	~~2.25~~2.00%
Swingline Loans	~~1.25~~1.00%	N/A

; provided, that (i) the Applicable Margin with respect to Revolving Loans made pursuant to any Extended Revolving Commitment following the New Restatement Effective Date shall be as set forth in the applicable Incremental Activation Notice and (ii) the Applicable Margin for Swingline Loans, at any time, shall be equal to the highest Applicable Margin that would be applicable to any Revolving Loan that is an ABR Loan at such time;

(b)    with respect to Term C Loans, (i) 2.25% in the case of ABR Loans and (ii) 3.25% in the case of Eurodollar Loans;

(c)    with respect to Term A-1 Loans, (i) ~~1.25~~1.00% in the case of ABR Loans and (ii) ~~2.25~~2.00% in the case of Eurodollar Loans;
(d)    with respect to Term D Loans, the sum of (i) in the case of ABR Loans, (x) 2.00% and (y) the amount (expressed as a percentage), if any, by which 2.00% exceeds the ABR at such time and (ii) in the case of Eurodollar Loans, (x) 3.00% and (y) the amount (expressed as a percentage), if any, by which 1.00% exceeds the Eurodollar Rate for such Loans at such time;
(e)    with respect to any other Incremental Term Loans, such per annum rates as shall be agreed to by the Borrower and the applicable Incremental Term Lenders as shown in the applicable Incremental Activation Notice; and
(f)    with respect to Extended Term Loans, such per annum rates as shall be agreed to by the Borrower and the applicable Extending Term Lenders as shown in the applicable Incremental Activation Notice.
“Applicable Price”: as defined in Section 2.8(b).
~~“Applicable Pricing Grid”: the pricing grid set forth below:~~

~~Consolidated Leverage Ratio~~	~~Applicable Margin for Eurodollar Loans~~	~~Applicable Margin for ABR Loans~~
~~Greater than or equal to 3.0 to 1.0~~	~~2%~~	~~1%~~
~~Less than 3.0 to 1.0~~	~~1.75%~~	~~0.75%~~

~~For the purposes of the Applicable Pricing Grid, the Consolidated Leverage Ratio shall be calculated as of the last day of each fiscal quarter and changes in the Applicable Margin resulting from changes in the Consolidated Leverage Ratio shall become effective on the date (the “Adjustment Date”) that is three~~

~~Business Days after the date on which financial statements are delivered to the Lenders pursuant to Section 6.1 with respect to such fiscal quarter (or the fiscal year ending with such fiscal quarter, as applicable) and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified in Section 6.1, then, until the date that is three Business Days after the date on which such financial statements are delivered, the highest rate set forth in each column of the Applicable Pricing Grid shall apply. In addition, at all times while an Event of Default shall have occurred and be continuing, the highest rate set forth in each column of the Applicable Pricing Grid shall apply.~~
“Application”: an application, in such form as the relevant Issuing Lender may specify from time to time, requesting such Issuing Lender to open a Letter of Credit.
“Approved Fund”: as defined in Section 10.6.
“Asset Disposition Test Period”: as of any date of determination, the most recent fiscal quarter as to which financial statements have been delivered pursuant to Section 6.1.
“Asset Sale”: any Disposition of property or series of related Dispositions of property (excluding (a) Exchanges pursuant to which no cash consideration is received by the Borrower or any of its Subsidiaries and (b) any such Disposition permitted by clause (a), (b), (c), (d), (h) or (j) of Section 7.5) that yields gross cash proceeds to the Borrower or any of its Subsidiaries in excess of $75,000,000.
“Assignee”: as defined in Section 10.6(b)(i).
“Assignment and Assumption”: an Assignment and Assumption, substantially in the form of Exhibit E.
“Assumption Agreement”: an agreement in substantially the form of the applicable Exhibit to the Guarantee and Collateral Agreement, pursuant to which a Subsidiary of the Borrower becomes a party thereto.
“Attributable Debt”: in respect of a sale and leaseback transaction entered into by the Borrower or any of its Subsidiaries, at the time of determination, the present value of the obligation of the lessee for net rental payments during the remaining term of the lease included in such sale and leaseback transaction including any period for which such lease has been extended or may, at the sole option of the lessor, be extended. Such present value shall be calculated using a discount rate equal to the rate of interest implicit in such transaction, determined in accordance with GAAP.
“Authorizations”: all filings, recordings and registrations with, and all validations or exemptions, approvals, orders, authorizations, consents, Licenses, certificates and permits from, the FCC, applicable public utilities and other Governmental Authorities, including, without limitation, CATV Franchises, FCC Licenses and Pole Agreements.
“Available Liquidity”: at any date, the sum of (a) the Available Revolving Commitments, (b) the amount of undrawn commitments in respect of Incremental Term Loans that are in effect on such date pursuant to Incremental Activation Notices to the extent that the required use of proceeds with respect to the proceeds of such Incremental Term Loans is not more restrictive than the representation set forth in Section 4.16 and (c) the aggregate amount of cash and Cash Equivalents on hand of the Borrower and its Subsidiaries not subject to any Lien (other than pursuant to the Loan Documents, Liens permitted by Section 7.3(g), (o) or (s) or inchoate Liens permitted by Section 7.3(a)).

“Available Revolving Commitment”: as to any Revolving Lender at any time, an amount equal to the excess, if any, of (a) such Lender's Revolving Commitment then in effect over (b) such Lender's Revolving Extensions of Credit then outstanding; provided, that in calculating any Lender's Revolving Extensions of Credit for the purpose of determining such Lender's Available Revolving Commitment pursuant to Section 2.6(a), the aggregate principal amount of Swingline Loans then outstanding shall be deemed to be zero.
“Benefited Lender”: as defined in Section 10.7(a).
“Board”: the Board of Governors of the Federal Reserve System of the United States (or any successor).
“Borrower”: as defined in the preamble hereto.
“Borrower Materials”: as defined in Section 6.1.
“Borrowing Date”: any Business Day specified by the Borrower in a Notice of Borrowing as a date on which the Borrower requests the relevant Lenders to make Loans hereunder.
“Budget”: as defined in Section 6.2(c).
“Business”: as defined in Section 4.17(b).
“Business Day”: a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close, provided, that with respect to notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, such day is also a day for trading by and between banks in Dollar deposits in the interbank eurodollar market.
“Capital Lease Obligations”: as to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.
“Cash Collateralize”: to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Administrative Agent, Issuing Lenders and/or Swingline Lender (as applicable) and the Revolving Lenders, as collateral for L/C Obligations, obligations in respect of Swingline Loans, or obligations of Revolving Lenders to fund participations in respect of either thereof (as the context may require), cash or deposit account balances or, if an Issuing Lender or Swingline Lender benefiting from such collateral shall agree in its sole discretion, other credit support, in each case pursuant to documentation in form and substance reasonably satisfactory to (a) the Administrative Agent and (b) the applicable Issuing Lender(s) and/or the Swingline Lender (as applicable). “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.
“Cash Equivalents”: (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; (b) certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits having maturities of six months or less from the date of acquisition issued by any Lender or by any commercial bank organized under the laws of the United States or any state thereof having combined capital and surplus of not less than $500,000,000; (c) commercial paper of an issuer rated at the time of acquisition at least A-1 by Standard & Poor's Ratings Services (“S&P”) or P-1 by Moody's Investors Service, Inc. (“Moody's”), or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within six months from the date of acquisition; (d) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days, with respect to securities issued or fully guaranteed or insured by the United States government; (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at the time of acquisition at least A by S&P or A by Moody's; (f) securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition; or (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.
“CATV Franchise”: collectively, with respect to the Borrower and its Subsidiaries, (a) any franchise, license, permit, wire agreement or easement granted by any political jurisdiction or unit or other local, state or federal franchising authority (other than licenses, permits and easements not material to the operations of a CATV System) pursuant to which such Person has the right or license to operate a CATV System and (b) any law, regulation, ordinance, agreement or other instrument or document setting forth all or any part of the terms of any franchise, license, permit, wire agreement or easement described in clause (a) of this definition.
“CATV System”: any cable distribution system owned or acquired by the Borrower or any of its Subsidiaries which receives audio, video, digital, other broadcast signals or information or telecommunications by cable, optical, antennae, microwave or satellite transmission and which amplifies and transmits such signals to customers of the Borrower or any of its Subsidiaries.
“CCH”: Charter Communications Holdings, LLC, a Delaware limited liability company, together with its successors.
“CCHC”: Charter Communications Holding Company, LLC, a Delaware limited liability company, together with its successors.
“CCI”: Charter Communications, Inc., a Delaware corporation, together with its successors.
“CCI Group”: the collective reference to CCI, CCHC, CCH and each of their respective Subsidiaries (including the Borrower and its Subsidiaries) and any Non-Recourse Subsidiaries.
“CCO Senior Note Indenture”: the Indenture entered into by the Borrower in connection with the issuance of the CCO Senior Notes, together with all instruments and other agreements entered into by the Borrower or any of its Affiliates in connection therewith.
“CCO Senior Notes”: the approximately $200,799,000 aggregate principal amount of senior second lien notes of the Borrower outstanding on the New Restatement Effective Date.

“CCVIII Interest”: 100% of the Class A Members' Membership Interests in CC VIII, LLC, a Delaware limited liability company, under the Third Amended and Restated Limited Liability Company Agreement for CC VIII, LLC, dated as of October 31, 2005, as amended and/or restated from time to time, including any modification in the class, number of units, or other attributes associated with such Membership Interests; provided, that the CCVIII Interest shall not include such Membership Interests to the extent that either the “Adjusted Priority Capital” or the “Priority Rate” (as each such term is defined under such agreement) exceeds the Adjusted Priority Capital or the Priority Rate, respectively, as of the Restatement Effective Date.
“Change in Law” means the occurrence, after the New Restatement Effective Date, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.
“Change of Control”: as defined in Section 8.1(k).
“Charter Group”: the collective reference to CCI, CCHC, the Designated Holding Companies, the Borrower and its Subsidiaries.
“Class”: with respect to any Loan, refers to whether such Loan is a Revolving Loan, a Term A-1 Loan, a Term C Loan, a Term D Loan, an additional Incremental Term Loan of a particular Series ~~or~~, an Extended Term Loan of a particular Series or a Replacement Term Loan of a particular Series.
“Code”: the Internal Revenue Code of 1986, as amended from time to time.
“Co-Documentation Agents”: as defined in the preamble hereto.
“Collateral”: all property of the Loan Parties, now owned or hereafter acquired, upon which a Lien is purported to be created by the Guarantee and Collateral Agreement.
“Commercial Contracts”: commercial agreements entered into by the Borrower on behalf of or for the benefit of its Subsidiaries in respect of the purchase or sale of capital assets or other products or services used in the ordinary course operation of the business of such Subsidiaries and/or the properties of such Subsidiaries, and other agreements entered into by the Borrower in respect of any acquisition of assets by, or Disposition of assets of, any Subsidiary of the Borrower otherwise permitted by this Agreement, provided that, in each case, (a) no such arrangement shall involve the acquisition of real estate, fixtures or franchise agreements, and (b) any such assets so purchased (other than assets described in Section 7.14(b)(ii)(z)) shall promptly following such purchase only be owned by the relevant Subsidiary and not by the Borrower.
“Commitment Fee Rate”: (i) with respect to the Revolving Commitments established on the New Restatement Effective Date, ~~0.50~~0.30% per annum and (ii) with respect to any Extended Revolving Commitment, the rate provided in the applicable Incremental Activation Notice~~;~~.

~~provided that on and after the first Adjustment Date occurring after the New Restatement Effective Date, the Commitment Fee Rate with respect to Revolving Commitments established on the New Restatement Effective Date will be determined pursuant to the commitment fee grid set forth below:~~

~~Consolidated First Lien Leverage Ratio~~	~~Commitment Fee Rate for New Revolving Commitments~~
~~Greater than 1.0 to 1.0~~	~~0.5%~~
~~Less than or equal to 1.0 to 1.0~~	~~0.375%~~

~~For the purposes of the commitment fee grid set forth above, the Consolidated First Lien Leverage Ratio shall be calculated as of the last day of each fiscal quarter and changes in the Commitment Fee Rate resulting from changes in the Consolidated First Lien Leverage Ratio shall become effective on the Adjustment Date with respect to such fiscal quarter (or the fiscal year ending with such fiscal quarter, as applicable) and shall remain in effect until the next change to be effected pursuant to this paragraph. If, with respect to any fiscal quarter, any financial statements required to be delivered pursuant to Section 6.1 are not delivered within the time periods specified in Section 6.1, then, until the date that is three Business Days after the date on which such financial statements are delivered, the highest rate set forth in each column of the commitment fee grid shall apply. In addition, at all times while an Event of Default shall have occurred and be continuing, the highest rate set forth in each column of the commitment fee grid shall apply.~~
~~Notwithstanding anything to the contrary contained above in this definition, if it is subsequently determined that the Consolidated First Lien Leverage Ratio determined on any Adjustment Date for any period is inaccurate for any reason and the result thereof is that the New Revolving Lenders received a commitment fee for any period based on a Commitment Fee Rate that is less than that which would have been applicable had the Consolidated First Lien Leverage Ratio been accurately determined, then, for all purposes of this Agreement, the “Commitment Fee Rate” for any day occurring within the relevant period shall retroactively be deemed to be the relevant percentage as based upon the accurately determined Consolidated First Lien Leverage Ratio for such period, and any shortfall in the Commitment Fees theretofore paid by the Borrower for the relevant period pursuant to Section 2.6 as a result of the miscalculation of the Consolidated First Lien Leverage Ratio shall be deemed to be due and payable under Section 2.6 at the time the commitment fee for such period were required to be paid pursuant to Section 2.6 on the same basis as if the Consolidated First Lien Leverage Ratio had been accurately determined on such Adjustment Date (and shall remain due and payable until paid in full, together with all amounts owing under Section 2.12(c) in accordance with the terms thereof) and shall be due and payable on the date of such subsequent determination.~~
“Commitments”: the collective reference to the Revolving Commitments.
“Commonly Controlled Entity”: an entity, whether or not incorporated, that is under common control with any Loan Party within the meaning of Section 4001 of ERISA or is part of a group that includes any Loan Party and that is treated as a single employer under Section 414 of the Code.
“Compliance Certificate”: a certificate duly executed by a Responsible Officer, substantially in the form of Exhibit B.

“Conduit Lender”: any special purpose corporation organized and administered by any Lender for the purpose of making Loans otherwise required to be made by such Lender and designated by such Lender in a written instrument; provided, that the designation by any Lender of a Conduit Lender shall not relieve the designating Lender of any of its obligations to fund a Loan under this Agreement if, for any reason, its Conduit Lender fails to fund any such Loan, and the designating Lender (and not the Conduit Lender) shall have the sole right and responsibility to deliver all consents and waivers required or requested under this Agreement with respect to its Conduit Lender, and provided, further, that no Conduit Lender shall (a) be entitled to receive any greater amount pursuant to Section 2.16, 2.17, 2.18 or 10.5 than the designating Lender would have been entitled to receive in respect of the extensions of credit made by such Conduit Lender or (b) be deemed to have any Revolving Commitment.
“Consideration”: with respect to any Investment or Disposition, (a) any cash or other property (valued at fair market value in the case of such other property) paid or transferred in connection therewith, (b) the principal amount of any Indebtedness assumed in connection therewith and (c) any letters of credit, surety arrangements or security deposits posted in connection therewith.
“Consolidated First Lien Leverage Ratio”: as of the last day of any period, the ratio of (a) the sum of (i) the aggregate principal amount of all Indebtedness (including L/C Obligations) outstanding under this Agreement at such date plus (ii) the aggregate principal amount of any other Indebtedness (including First Lien Notes but excluding (x) in the case of contingent obligations of the type described in clause (f) of the definition of “Indebtedness”, any such obligations not constituting L/C Obligations and (y) Indebtedness incurred pursuant to Section 7.2(g)) of the Borrower and its Subsidiaries at such date that is secured by the Collateral on a basis pari passu with the Indebtedness under this Agreement, determined on a consolidated basis in accordance with GAAP minus (iii) the lesser of (x) the aggregate amount of unrestricted cash and Cash Equivalents (in each case, free and clear of all Liens other than any nonconsensual Lien that is permitted under the Loan Documents) included in the consolidated balance sheet of the Borrower and its Subsidiaries as of such date and (y) $300,000,000 to (b) Annualized Operating Cash Flow determined in respect of the fiscal quarter ending on such day.
“Consolidated Leverage Ratio”: as of the last day of any period, the ratio of (a) Consolidated Total Debt on such day to (b) Annualized Operating Cash Flow determined in respect of the fiscal quarter ending on such day.
“Consolidated Net Income”: for any period, the consolidated net income (or loss) of the Borrower and its Subsidiaries, determined on a consolidated basis in accordance with GAAP; provided that, GAAP to the contrary notwithstanding, there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of the Borrower or is merged into or consolidated with the Borrower or any of its Subsidiaries, (b) the income (or deficit) of any Person (other than a Subsidiary of the Borrower) in which the Borrower or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by the Borrower or such Subsidiary in the form of dividends or similar distributions, (c) the undistributed earnings of any Subsidiary of the Borrower (including any Excluded Acquired Subsidiary) to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any Contractual Obligation (other than under any Loan Document) or Requirement of Law applicable to such Subsidiary and (d) whether or not distributed, the income of any Non-Recourse Subsidiary.
“Consolidated Operating Cash Flow”: for any period with respect to the Borrower and its Subsidiaries, Consolidated Net Income for such period plus, without duplication and to the extent deducted in computing Consolidated Net Income for such period, the sum of (i) total income tax expense, (ii) interest expense, amortization or writeoff of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness, (iii) depreciation and amortization expense, (iv) management fees expensed during such period, (v) any extraordinary or non-recurring expenses or losses, (vi) any expenses or losses consisting of restructuring charges, litigation settlements and judgments and related costs, (vii) losses on Dispositions of assets outside of the ordinary course of business, (viii) other non-cash items reducing such Consolidated Net Income and (ix) the amount of “run-rate” cost savings projected by the Borrower in good faith, net of the amount of actual benefits realized or expected to be realized prior to or during such period (which cost savings shall be calculated on a pro forma basis as though they had been realized on the first day of such period) from actions taken or to be taken within four fiscal quarters of any Material Acquisition or Disposition of a line of business or cable system; provided that (A) a Responsible Officer of the Borrower shall have certified in writing to the Administrative Agent that (x) such cost savings are reasonably identifiable and expected to be achieved based on such actions and (y) the benefits resulting therefrom are anticipated by the Borrower to be realized within twelve (12) months of such Material Acquisition or Disposition and (B) the aggregate amount added back pursuant to this clause (ix) for any period shall not exceed 10% of Consolidated Operating Cash Flow for such period prior to giving effect to this clause (ix), minus, without duplication and to the extent included in the statement of Consolidated Net Income for such period, the sum of (i) any extraordinary or non-recurring income or gains, (ii) gains on Dispositions of assets outside of the ordinary course of business and (iii) other non-cash items increasing such Consolidated Net Income, all as determined on a consolidated basis in accordance with GAAP.
“Consolidated Total Debt”: at any date, the aggregate principal amount of all Indebtedness (other than (x) in the case of contingent obligations of the type described in clause (f) of the definition of “Indebtedness”, any such obligations not constituting L/C Obligations and (y) Indebtedness incurred pursuant to Section 7.2(g)) of the Borrower and its Subsidiaries at such date, determined on a consolidated basis in accordance with GAAP less the lesser of (x) the aggregate amount of unrestricted cash and Cash Equivalents (in each case, free and clear of all Liens other than any nonconsensual Lien that is permitted under the Loan Documents) included in the consolidated balance sheet of the Borrower and its Subsidiaries as of such date and (y) $300,000,000.
“Contractual Obligation”: as to any Person, any provision of any debt or equity security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.
“Debt Incurrence Prepayment Event”: any incurrence or issuance of Refinancing Term Loans or Refinancing First Lien Notes.
“Debt Repayment”: as defined in Section 7.6(c).
“Debtor Relief Laws”: the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.
“Default”: any of the events specified in Section 8.1, whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied.
“Defaulting Lender”: subject to Section 2.21(b), any Revolving Lender that, as reasonably determined by the Administrative Agent (which determination shall, upon reasonable request by the Borrower, be made promptly by the Administrative Agent if the Administrative Agent reasonably determines the conditions set forth below apply), (a) has failed to perform any of its funding obligations hereunder, including in respect of its Revolving Loans or participations in respect of Letters of Credit or Swingline Loans, within three Business Days of the date required to be funded by it hereunder unless such obligation is the subject of a good faith dispute, (b) has notified the Borrower or the Administrative Agent that it does not intend to comply with its funding obligations hereunder or has made a public statement to that effect with respect to its funding obligations hereunder or under other agreements in which it commits to extend credit except to the extent any such obligation is the subject of a good faith dispute, (c) has failed, within three Business Days after request by the Administrative Agent (which request the Administrative Agent shall make if reasonably requested by the Borrower), to confirm in a manner satisfactory to the Administrative Agent that it will comply with its funding obligations except to the extent subject to a good faith dispute, or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it, or (iii) taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment (unless, in each case, such Revolving Lender has confirmed it will comply with its obligations hereunder and the Borrower, the Administrative Agent and each Issuing Lender is reasonably satisfied that such Revolving Lender is able to continue to perform its obligations hereunder); provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority.
“Designated Holding Companies”: the collective reference to (i) CCH, (ii) each direct and indirect Subsidiary, whether now existing or hereafter created or acquired, of CCH of which Holdings is a direct or indirect Subsidiary and (iii) Holdings.
“Designated Non-Cash Consideration”: the fair market value (as determined in good faith by the Borrower) of non-cash consideration received by the Borrower or one of its Subsidiaries in connection with a Disposition pursuant to Section 7.5(f) that is so designated as Designated Non-Cash Consideration pursuant to a certificate of a Responsible Officer delivered to the Administrative Agent at or prior to the time such Designated Non-Cash Consideration is received, setting forth the basis of such valuation, less the amount of cash or Cash Equivalents received in connection with a subsequent payment, redemption, retirement, sale or other disposition of such Designated Non-Cash Consideration. A particular item of Designated Non-Cash Consideration will no longer be considered to be outstanding when and to the extent it has been paid, redeemed or otherwise retired or sold or otherwise disposed of in compliance with Section 7.5.
“DHC Debt”: the collective reference to all Indebtedness of the Designated Holding Companies.
“DHC Default”: with respect to any one or more issues of DHC Debt aggregating more than $200,000,000, any default (other than a default based on the failure of the relevant issuer to provide a certificate, report or other information, until notice of such default is given to such issuer by the required holders or trustee as specified in the indenture or agreement governing such DHC Debt) or event of default.
“Disposition”: with respect to any property, any sale, lease (other than leases in the ordinary course of business, including leases of excess office space and fiber leases), sale and leaseback, assignment, conveyance, transfer or other disposition thereof, including pursuant to an exchange for other property. The terms “Dispose” and “Disposed of” shall have correlative meanings.
“Disposition Date”: as defined in Section 7.5(f).
“Dollars” and “$”: dollars in lawful currency of the United States.

“Domestic Subsidiary”: any Subsidiary of the Borrower organized under the laws of any jurisdiction within the United States.
“Effective Yield”: at any time, the effective yield for any type of Indebtedness as determined in good faith by the Borrower (which shall take into account the interest rate provisions applicable thereof (including margins and “floors”) and be deemed to include all upfront or similar fees or original issue discount payable to all lenders providing such Indebtedness in the initial primary syndication thereof (but excluding bona fide arranger fees and commitment fees) and, in the case of upfront fees and original issue discount, equated to interest margin based on an assumed four year weighted average life).
“Environmental Laws”: any and all foreign, federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect.
“Equity Interests”: any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all classes of membership interests in a limited liability company, any and all classes of partnership interests in a partnership and any and all other equivalent ownership interests in a Person, and any and all warrants, rights or options to purchase any of the foregoing.
“ERISA”: the Employee Retirement Income Security Act of 1974, as amended from time to time and the regulations promulgated thereunder.
“Eurocurrency Reserve Requirements”: for any day, as applied to a Eurodollar Loan, the aggregate (without duplication) of the maximum rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board) maintained by a member bank of the Federal Reserve System.
“Eurodollar Base Rate”: for any Interest Period with respect to a Eurodollar Loan, the rate per annum equal to (i) the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or its successor that publishes such rate) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period or, (ii) if such rate is not available at such time for any reason, then the “Eurodollar Base Rate” for such Interest Period shall be the rate per annum determined by reference to such other comparable publicly available service of displaying LIBOR rates for Dollar deposits as may be selected by the Administrative Agent at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period or (iii) if such rate specified in clauses (i) or (ii) of this definition is not available at such time for any reason, then the “Eurodollar Base Rate” for such Interest Period shall be the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Loan being made, continued or converted by the Administrative Agent and with a term equivalent to such Interest Period would be offered by the Administrative Agent's London Branch to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.
“Eurodollar Loans”: Loans for which the applicable rate of interest is based upon the Eurodollar Rate.
“Eurodollar Rate”: with respect to each day during each Interest Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

Eurodollar Base Rate
1.00 - Eurocurrency Reserve Requirements

“Eurodollar Tranche”: the collective reference to Eurodollar Loans of a particular Class, the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).
“Event of Default”: any of the events specified in Section 8.1, provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.
“Exchange”: any exchange of operating assets for other operating assets in a Permitted Line of Business and, subject to the last sentence of this definition, of comparable value and use to those assets being exchanged, including exchanges involving the transfer or acquisition (or both transfer and acquisition) of Equity Interests of a Person so long as 100% of the Equity Interests of such Person held by the Borrower and its Subsidiaries are transferred or 100% of the Equity Interests of such Person are acquired, as the case may be. It is understood that exchanges of the kind described above as to which a portion of the consideration paid or received is in the form of cash shall nevertheless constitute “Exchanges” for the purposes of this Agreement.
“Exchange Date”: the date of consummation of any Exchange; provided that, with respect to a series of related Dispositions required pursuant to a plan of Exchange contained in a single agreement, the Exchange Date shall be the date of the first such Disposition.
“Exchange Excess Amount”: as defined in Section 7.5(g).
“Excluded Acquired Subsidiary”: any Subsidiary described in paragraph (f) of Section 7.2 to the extent that the documentation governing the Indebtedness referred to in said paragraph prohibits (including by reason of its inability to satisfy a leverage ratio or other financial covenant condition under such Indebtedness) such Subsidiary from becoming a Subsidiary Guarantor, but only so long as such Indebtedness remains outstanding.
“Existing Class”: as defined in Section 2.1(g)
“Existing Credit Agreement”: as defined in the recitals hereto.
“Existing Letter of Credit”: each letter of credit described on Schedule 3.1.
“Extended Revolving Commitment”: as defined in Section 2.1(h).
“Extended Term Loans”: as defined in Section 2.1(g).

“Extended Term Maturity Date”: with respect to the Extended Term Loans created pursuant to any Incremental Activation Notice, the final maturity date specified in the applicable Incremental Activation Notice.
“Extending Term Lender”: as defined in Section 2.1(g).
“Extension Election”: as defined in Section 2.1(g).
“Extension Request”: as defined in Section 2.1(g).
“FCC”: the Federal Communications Commission and any successor thereto.
“FCC License”: any community antenna relay service, broadcast auxiliary license, earth station registration, business radio, microwave or special safety radio service license issued by the FCC pursuant to the Communications Act of 1934, as amended.
“Federal Funds Effective Rate”: for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.
“First Lien Intercreditor Agreement”: an agreement by and among the Administrative Agent and any collateral agent for the holders of First Lien Notes (an “Other First Lien Agent”) appropriately completed and acknowledged by the Borrower and the Guarantors providing, among other customary items (as determined by the Administrative Agent in consultation with the Borrower), that (i) for so long as any Commitments, Loans, Letters of Credit, or other Obligations are outstanding under this Agreement (other than contingent obligations for which no claim has been asserted) the Administrative Agent, on behalf of the Lenders, shall have the sole right to enforce any Lien against any Collateral in which it has a perfected security interest (except that, to the extent the principal amount of First Lien Notes exceeds the principal amount of Loans and L/C Obligations under this Agreement, such agreement may provide that such Other First Lien Agent shall instead be subject to a 90 day standstill requirement with respect to such enforcement (which period shall be extended if the Administrative Agent commences enforcement against the Collateral during such period or is prohibited by any Requirement of Law from commencing such proceedings) in the event it has given notice of an event of default under the indenture or other agreement governing First Lien Notes for which it is agent and (ii) distributions on account of any enforcement against the Collateral by the Administrative Agent or the Other First Lien Agent (including any distribution on account of the Collateral in any such proceeding pursuant to any Debtor Relief Laws) with respect to which each of the Administrative Agent and such Other First Lien Agent have a perfected security interest shall be on a pro rata basis (subject to customary provisions dealing with intervening Liens that are prior to the Administrative Agent's or such Other First Lien Agent's security interest and the unenforceability of any obligations purportedly secured by such Liens) based on the amount of the Obligations and the obligations owing under the First Lien Notes, respectively.
“First Lien Notes”: senior secured debt securities of the Borrower (a) that are not guaranteed by any Subsidiary of the Borrower that is not a Guarantor, (b) that are not secured by a Lien on any assets of the Borrower or any of the Subsidiaries that does not constitute Collateral, (c) the terms of which do not provide for any scheduled repayment, mandatory redemption (except as provided in the succeeding clause (d)) or sinking fund obligations prior to the Term D Maturity Date, (d) the terms of which do not require the Borrower or any of its Subsidiaries to repurchase, repay or redeem such debt securities (or make an offer to do any of the foregoing) upon the happening of any event (other than as a result of an event of default thereunder or pursuant to customary “change of control” provisions or asset sale offers) prior to the Term D Maturity Date and (e) the documentation for which provides for covenants, events of default and terms that the Borrower determines are market for similar financings at the time such debt securities are issued; provided, that in no event shall such documentation contain any financial maintenance covenant (which term does not apply to incurrence-based financial tests which may be included in such documentation) that is more restrictive than those set forth in this Agreement.
“First Lien Term Cap”: means any amount so long as, after giving effect to any incurrence and repayment of Indebtedness on such date, the Borrower would be in pro forma compliance with Section 7.1.
“Flow-Through Entity”: any Person that is not treated as a separate tax paying entity for United States federal income tax purposes.
“Foreign Subsidiary”: any Subsidiary of the Borrower that is not a Domestic Subsidiary.
“Fronting Exposure”: at any time there is a Defaulting Lender, (a) with respect to any Issuing Lender, such Defaulting Lender's Revolving Percentage of the outstanding L/C Obligations in respect of Letters of Credit issued by such Issuing Lender other than any such L/C Obligations as to which such Defaulting Lender's participation obligation has been reallocated to other Revolving Lenders or Cash Collateralized in accordance with the terms hereof and (b) with respect to the Swingline Lender, such Defaulting Lender's Revolving Percentage of Swingline Loans other than Swingline Loans as to which such Defaulting Lender's participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof.
“Funding Office”: the office of the Administrative Agent specified in Section 10.2 or such other office as may be specified from time to time by the Administrative Agent as its funding office by written notice to the Borrower and the Lenders.
“GAAP”: generally accepted accounting principles in the United States as in effect from time to time, except that for purposes of Section 7.1, GAAP shall be determined on the basis of such principles in effect on December 31, ~~2005~~2012 as applied in the preparation of the most recent audited financial statements delivered pursuant to Section 6.1 prior to the Original Restatement Effective Date. In the event that any “Accounting Change” (as defined below) shall occur and such change results in a change in the method of calculation of financial covenants, standards or terms in this Agreement, then the Borrower and the Administrative Agent agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating the Borrower's financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made. Until such time as such an amendment shall have been executed and delivered by the Borrower, the Administrative Agent and the Required Lenders, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Changes had not occurred. “Accounting Changes” refers to changes in (a) accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the SEC, (b) the Borrower's manner of accounting as directed or otherwise required or requested by the SEC (including such SEC changes affecting a Qualified Parent Company and applicable to the Borrower), and (c) the Borrower's manner of accounting addressed in a preferability letter from the Borrower's independent auditors to the Borrower (or a Qualified Parent Company and applicable to the Borrower) in order for such auditor to deliver an opinion on the Borrower's financial statements required to be delivered pursuant to Section 6.1 without qualification.

“Governmental Authority”: any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization (including the National Association of Insurance Commissioners).
“Guarantee and Collateral Agreement”: the Amended and Restated Guarantee and Collateral Agreement, dated March 31, 2010 as amended on the New Restatement Effective Date, executed and delivered by Holdings, the Borrower, each Subsidiary Guarantor and the Administrative Agent.
“Guarantee Obligation”: as to any Person (the “guaranteeing person”), any obligation of (a) the guaranteeing person or (b) another Person (including any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term “Guarantee Obligation” shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.
“Guarantors”: the collective reference to Holdings and the Subsidiary Guarantors.
“Hedge Agreements”: all interest rate swaps, caps or collar agreements or similar arrangements dealing with interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.
“Holdings”: as defined in the preamble hereto, together with any successor thereto.
“Holdings Administrative Agent”: Wells Fargo Bank, N.A., as successor administrative agent to Bank of America, N.A. under the Holdings Credit Agreement.
“Holdings Credit Agreement”: the credit agreement, dated as of March 6, 2007, among Holdings, the financial institutions from time to time parties thereto, the Holdings Administrative Agent and the other agents party thereto.
“Holdings Credit Documents”: the “Loan Documents” as defined in the Holdings Credit Agreement.

“Holdings Intercreditor Agreement”: the Intercreditor Agreement, dated as of March 6, 2007, between the Administrative Agent and the Holdings Administrative Agent.
“Immaterial Subsidiary”: at any date of determination, each Subsidiary of the Borrower that, when aggregated with each other Subsidiary as to which a specified condition in Section 8.1 applies at such time, does not account for more than 5% of (i) Total Assets at such date or (ii) Consolidated Operating Cash Flow for the period of four fiscal quarters ending on the date of the most recent consolidated balance sheet delivered pursuant to Section 6.1(a) or (b).
“Incremental Activation Notice”: with respect to any Incremental Term Loan, Replacement Term Loan, Extended Term Loan or Extended Revolving Commitment, the agreement signed by the Borrower, the Administrative Agent and, in the case of any such agreement providing for Incremental Term Loans, Replacement Term Loans or Extended Revolving Commitments, the Lenders providing such Incremental Term Loans, Replacement Term Loans or Extended Revolving Commitments, in each case, providing for the terms of such Incremental Term Loans, Extended Term Loans ~~or~~, Extended Revolving Commitments or Replacement Term Loans in accordance with the applicable requirements of Section 2.1(f), (g) ~~or~~, (h) or (i).
“Incremental Closing Date”: any Business Day designated as such in an Incremental Activation Notice.
“Incremental Term Loan”: any term loan borrowed following the Restatement Effective Date pursuant to Section 2.1(f) including ~~the Term A Loans and~~ the Term D Loans.
“Incremental Term Maturity Date”: with respect to the Incremental Term Loans to be made pursuant to any Incremental Activation Notice (other than ~~the Term A Loans and~~ the Term D Loans), the final maturity date specified in such Incremental Activation Notice.
“Indebtedness”: of any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than (i) accrued expenses, (ii) any earnout or similar obligations so long as such obligations remain contingent and (iii) trade payables incurred in the ordinary course of such Person's business), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Capital Lease Obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party under acceptances, letters of credit, surety bonds or similar arrangements, (g) the liquidation value of all redeemable preferred Equity Interests of such Person (excluding, however, the CCVIII Interest), (h) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (g) above, (i) all obligations of the kind referred to in clauses (a) through (h) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation, and (j) for the purposes of Sections 8(e) and (f) only, all obligations of such Person in respect of Hedge Agreements. The Indebtedness of any Person shall include, without duplication, the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness expressly provide that such Person is not liable therefor.

“Insolvency”: with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.
“Insolvent”: pertaining to a condition of Insolvency.
“Intellectual Property”: the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, technology, know-how and processes, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.
“Intercompany Obligations”: as defined in the Guarantee and Collateral Agreement.
“Interest Payment Date”: (a) as to any ABR Loan (including Swingline Loans), the last Business Day of each March, June, September and December to occur while such Loan is outstanding and the final maturity date of such Loan, (b) as to any Eurodollar Loan having an Interest Period of three months or less, the last day of such Interest Period, (c) as to any Eurodollar Loan having an Interest Period longer than three months, each day that is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period ~~and~~, (d) as to any Loan (other than any Revolving Loan that is an ABR Loan and any Swingline Loan), the date of any repayment or prepayment made in respect thereof and (e) as to the Term A Loans and Original Revolving Loans and Original Swingline Loans, the Amendment No. 2 Effective Date.
“Interest Period”: as to any Eurodollar Loan, (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three, six or, if consented to by (which consent shall not be unreasonably withheld) each Lender holding the relevant Class of Loans, nine or twelve months or one week thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three, six or, if consented to by (which consent shall not be unreasonably withheld) each Lender holding the relevant Class of Loans, nine or twelve months thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto; provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:
(i)    if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;
(ii)    the Borrower may not select an Interest Period (x) for any Revolving Loan that would extend beyond the Revolving Termination Date for any then outstanding Revolving Commitment or (y) for any Term Loans of any Class that would extend beyond the Term Maturity Date for such Class;
(iii)    any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; ~~and~~

(iv)    the Borrower shall select Interest Periods so as not to require a payment or prepayment of any Eurodollar Loan during an Interest Period for such Loan; and
(v)    the initial Interest Period for the Term A-1 Loans on the Amendment No. 2 Effective Date shall be equal to the unexpired portion of the Interest Period in effect with respect to the Term A Loans on the Amendment No. 2 Effective Date (and the Eurodollar Rate for such Interest Period for the Term A-1 Loans shall be equal to the Eurodollar Rate for such Interest Period for the Term A Loans).
“Investment Grade Rating” means a rating equal to or higher than (x) in the case of Moody's, Baa3 (or the equivalent), (y) in the case of S&P, BBB-(or the equivalent) and (z) in the case of any other Rating Agency, the equivalent rating by such Rating Agency to the ratings described in clause (x) and (y).
“Investments”: as defined in Section 7.7.
“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance).
“Issuing Lender”: each of JPMorgan Chase Bank, Bank of America, N.A. and any other Revolving Lender that has agreed in its sole discretion to act as an “Issuing Lender” hereunder and that has been approved (such approval not to be unreasonably withheld, conditioned or delayed) in writing by the Administrative Agent as an “Issuing Lender” hereunder, in each case in its capacity as issuer of any Letter of Credit.
“JPMorgan Chase Bank”: JPMorgan Chase Bank, N.A.
“Joint Lead Arrangers”: the Persons identified on the cover of this Agreement as “Joint Lead Arrangers and Joint Bookrunners” in their capacities as such ~~and~~, the Persons identified on the cover of the Existing Credit Agreement as “Joint Lead Arrangers and Joint Bookrunners” in their capacities as such and the Amendment No. 2 Joint Lead Arrangers.
“KPMG”: KPMG, LLP.
“Laws”: collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.
“L/C Commitment”: $350,000,000.
“L/C Fee Payment Date”: the last day of each March, June, September and December and the last Business Day of the Revolving Commitment Period for any applicable Revolving Commitment.
“L/C Obligations”: at any time, an amount equal to the sum of (a) the aggregate then undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit that have not then been reimbursed pursuant to Section 3.5.

“L/C Participants”: with respect to any Letter of Credit, the collective reference to all Revolving Lenders other than the Issuing Lender that issued such Letter of Credit.
“Lender Participation Notice”: as defined in Section 2.8(b)(iii).
“Lenders”: as defined in the preamble hereto.
“Letters of Credit”: as defined in Section 3.1(a).
“License”: as to any Person, any license, permit, certificate of need, authorization, certification, accreditation, franchise, approval, or grant of rights by any Governmental Authority or other Person necessary or appropriate for such Person to own, maintain, or operate its business or property, including FCC Licenses.
“Lien”: any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).
“Loan”: any loan made or held by any Lender pursuant to this Agreement.
“Loan Documents”: this Agreement, each Incremental Activation Notice, the Guarantee and Collateral Agreement, the Notes and any other agreements, documents or instruments to which any Loan Party is party and which is designated as a Loan Document.
“Loan Parties”: Holdings, the Borrower and each Subsidiary of the Borrower that is a party to a Loan Document.
“Majority Facility Lenders”: with respect to (i) the Revolving Facility, Lenders holding more than 50% of the Total Revolving Extensions of Credit (or prior to any termination of the Total Revolving Commitments, the holders of more than 50% of the Total Revolving Commitments) and (ii) any Class of Term Loans, Lenders holding more than 50% of such Class of Term Loans.
“Management Fee Agreement”: the Second Amended and Restated Management Agreement dated as of June 19, 2003 between the Borrower and CCI.
“Material Adverse Effect”: a material adverse effect on (a) the business, property, operations or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole or (b) the validity or enforceability of any material provision of this Agreement or any of the other Loan Documents or the rights or remedies of the Administrative Agent or the Lenders hereunder or thereunder.
“Material Information” shall mean information that is “material” as such term is used in United States Federal and state securities laws.
“Materials of Environmental Concern”: any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

“Multiemployer Plan”: a Plan that is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.
“Net Cash Proceeds”: (a) in connection with any Asset Sale or any Recovery Event, the proceeds thereof in the form of cash and Cash Equivalents (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received), net of attorneys' fees, accountants' fees, investment banking fees and consultants' fees (in each case, including costs and disbursements), amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset that is the subject of such Asset Sale or Recovery Event (other than any Lien pursuant to the Guarantee and Collateral Agreement or Liens that are subject to the First Lien Intercreditor Agreement or the Senior Note Intercreditor Agreement) and other customary fees and expenses actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements) and (b) in connection with any issuance or sale of Equity Interests or any incurrence of Indebtedness, the cash proceeds received from such issuance or incurrence, net of attorneys' fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith.
“New Restatement Agreement”: the Restatement Agreement, dated as of April 11, 2012, by and among the Loan Parties, the Administrative Agent and the other parties thereto.
“New Restatement Effective Date”: the date on which each of the conditions set forth in Section 5.1 has been satisfied.
“New York UCC”: the Uniform Commercial Code as from time to time in effect in the State of New York.
“Non-Excluded Taxes”: as defined in Section 2.17(a).
“Non-Recourse Subsidiary”: (a) any Subsidiary of the Borrower designated as a Non-Recourse Subsidiary on Schedule 4.15, (b) any Subsidiary of the Borrower created or acquired subsequent to the Original Restatement Effective Date that is designated as a Non-Recourse Subsidiary by the Borrower or any of its Subsidiaries substantially concurrently with such creation or acquisition, (c) any Shell Subsidiary of the Borrower that, at any point following the Original Restatement Effective Date, no longer qualifies as a Shell Subsidiary that is designated as a Non-Recourse Subsidiary by the Borrower or any of its Subsidiaries substantially concurrently with such failure to qualify as a Shell Subsidiary and (d) any Subsidiary of any such designated Subsidiary, provided, that (i) at no time shall any creditor of any such Subsidiary have any claim (whether pursuant to a Guarantee Obligation or otherwise) against the Borrower or any of its other Subsidiaries (other than another Non-Recourse Subsidiary) in respect of any Indebtedness or other obligation (except for obligations arising by operation of law, including joint and several liability for taxes, ERISA and similar items) of any such Subsidiary (other than in respect of a non-recourse pledge of Equity Interests in such Subsidiary); (ii) neither the Borrower nor any of its Subsidiaries (other than another Non-Recourse Subsidiary) shall become a general partner of any such Subsidiary; (iii) no default with respect to any Indebtedness of any such Subsidiary (including any right which the holders thereof may have to take enforcement action against any such Subsidiary), shall permit solely as a result of such Indebtedness being in default or accelerated (upon notice, lapse of time or both) any holder of any Indebtedness of the Borrower or its other Subsidiaries (other than another Non-Recourse Subsidiary) to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its final scheduled maturity; (iv) no such Subsidiary shall own any Equity Interests of, or own or hold any Lien on any property of, the Borrower or any other Subsidiary of the

Borrower (other than another Non‑Recourse Subsidiary); (v) no Investments may be made in any such Subsidiary by the Borrower or any of its Subsidiaries (other than by another Non-Recourse Subsidiary) except to the extent permitted under Section 7.7(g), (h) or (l); (vi) the Borrower shall not directly own any Equity Interests in such Subsidiary; (vii) at the time of such designation, no Default or Event of Default shall have occurred and be continuing or would result therefrom; (viii) such Subsidiary is not a Loan Party; and (ix) such Subsidiary was not acquired pursuant to Section 7.7(f). It is understood that Non-Recourse Subsidiaries shall be disregarded for the purposes of any calculation pursuant to this Agreement relating to financial matters with respect to the Borrower.
“Non-U.S. Lender”: as defined in Section 2.17(d).
“Notes”: the collective reference to any promissory note evidencing Loans.
“Notice of Borrowing”: an irrevocable notice of borrowing, substantially in the form of Exhibit H, to be delivered in connection with each extension of credit hereunder.
“Obligations”: as defined in the Guarantee and Collateral Agreement.
“Offered Loans”: as defined in Section 2.8(b)(iii)
“Offered Prepayment Option Notice”: as defined in Section 2.8(b)(v).
“Offered Range”: as defined in Section 2.8(b)(ii).
“Offered Voluntary Prepayment”: as defined in Section 2.8(b)(i).
“Offered Voluntary Prepayment Notice”: as defined in Section 2.8(b)(v).
“Original Restatement Effective Date”: March 6, 2007.
“Original Revolving Commitments”: the “Revolving Commitments” in effect under this Agreement immediately prior to the Amendment No. 2 Effective Date.
“Original Revolving Loans”: the “Revolving Loans” made pursuant to the Original Revolving Commitments.
“Original Swingline Loans”: the “Swingline Loans” made pursuant to the “Revolving Facility” in effect immediately prior to the Amendment No. 2 Effective Date.
“Other Taxes”: any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.
“Participant”: as defined in Section 10.6(c)(i).
“PBGC”: the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor).
“Permitted Line of Business”: as defined in Section 7.14(a).

“Person”: an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.
“Plan”: at a particular time, any employee benefit plan that is covered by Title IV of ERISA and in respect of which a Loan Party or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.
“Platform”: as defined in Section 6.1.
“Pole Agreement”: any pole attachment agreement or underground conduit use agreement entered into in connection with the operation of any CATV System.
“Prime Rate”: the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate in effect at its principal office in New York City (the Prime Rate not being intended to be the lowest rate of interest charged by the Administrative Agent in connection with extensions of credit to debtors).
“Properties”: as defined in Section 4.17(a).
“Proposed Offered Prepayment Amount”: as defined in Section 2.8(b)(ii).
“QPC Indentures”: any indenture or other agreement governing Indebtedness of a Qualified Parent Company outstanding on the Restatement Effective Date.
“Qualified Indebtedness”: any Indebtedness of a Qualified Parent Company (a) which is not held by any member of the CCI Group and (b) to the extent that the Net Cash Proceeds thereof, if any, are or were used for the (i) payment of interest of or principal (or premium) on any Qualified Indebtedness (including (A) by way of a tender, redemption or prepayment of such Qualified Indebtedness and (B) amounts set aside to prefund any such payment), (ii) direct or indirect Investment in the Borrower or any of its Subsidiaries engaged substantially in businesses of the type described in Section 7.14(a), (iii) payment of management fees (to the extent the Borrower would be permitted to pay such fees under Section 7.8(c)), (iv) payment of amounts that would be permitted to be paid by way of a Restricted Payment under Section 7.6(g) (including the expenses of any exchange transaction) or (v) payment of amounts required to acquire assets which were contributed to the capital of the Borrower or any of its Subsidiaries for use in a Permitted Line of Business; provided that to the extent (A) any Indebtedness of a Qualified Parent Company is issued in exchange for or in payment of interest on Qualified Indebtedness or (B) any assets are acquired in any acquisition by a Qualified Parent Company referred to in clause (v) are contributed to the capital of the Borrower or any Subsidiary, the “Net Cash Proceeds” of such Indebtedness issued, or any Indebtedness assumed by such Qualified Parent Company in connection with such acquisition, shall be deemed to have been applied to pay the principal or interest on Qualified Indebtedness or to acquire such assets for purposes of such requirement, as the case may be. For purposes of this definition, all Indebtedness of a Qualified Parent Company outstanding on the Restatement Effective Date shall be deemed to be Qualified Indebtedness.
“Qualified Parent Company”: CCI or any of its direct or indirect Subsidiaries, in each case provided that the Borrower shall be a direct or indirect Subsidiary of such Person.
“Qualifying Lenders”: as defined in Section 2.8(b)(iv).

“Qualifying Loans”: as defined in Section 2.8(b)(iv).
“Rating Agencies” means (1) each of Moody's and S&P; and (2) if either of Moody's or S&P ceases to provide a rating or fails to make a rating of CCI publicly available for reasons outside of CCI's control, a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act, as amended, selected by CCI (as certified by a resolution of CCI's Board of Directors) as a replacement agency for Moody's or S&P, or both, as the case may be, that is reasonably acceptable to the Administrative Agent.
“Ratings Decline Period” means the period that (i) begins on the earlier of (a) the date of the first public announcement of the occurrence of a transaction that, if consummated, would constitute a Change of Control and (b) the occurrence of such Change of Control and (ii) ends 90 days following consummation of such Change of Control; provided that such period shall be extended for so long as the rating of the Ratings Entity, as noted by the applicable Rating Agency, is under publicly announced consideration for downgrade by the applicable Rating Agency.
“Ratings Entity” means (i) for so long as CCI (or the other relevant entity to which the “corporate family rating” (or equivalent term) applicable to the Borrower has been assigned) directly or indirectly owns a majority of the common Equity Interests of the Borrower and has not publicly announced a specific transaction pursuant to which CCI (or such other entity specified above) would cease to own a majority of the common Equity Interests of the Borrower, CCI (or such other entity specified above) and (ii) at any time that clause (i) does not apply, any Person whose “corporate family rating” (or equivalent term) is (or following the consummation of a transaction described in clause (i), will be) determined based expressly in whole or part on the fact that the Borrower is part of such Person's “corporate family rating” (or equivalent term).
“Ratings Event” means any of the following:
(i)     (x) (A) in the event that the Ratings Entity is the same both before and after the commencement of the applicable Ratings Decline Period, a downgrade by one or more gradations (including gradations within ratings categories as well as between rating categories) or withdrawal of the “corporate family rating” (or equivalent term) of the Ratings Entity within the Ratings Decline Period by one or more Rating Agencies (unless the applicable Rating Agency shall have put forth a written statement to the effect that such downgrade is not attributable in whole or in part to the applicable Change of Control) or (B) in the event that the Ratings Entity immediately after the commencement of the applicable Ratings Decline Period is a Person other than the Ratings Entity immediately prior to the commencement of such Ratings Decline Period, such Ratings Entity has a “corporate family rating” (or equivalent term) lower than the “corporate family rating” (or equivalent term) of the Ratings Entity immediately prior to the commencement of such Ratings Decline Period and (y) following any such downgrade, the Ratings Entity does not have a “corporate family rating” (or equivalent term) that is an Investment Grade Rating from either Rating Agency; or
(ii)    the Ratings Entity does not have a “corporate family rating” (or equivalent term) of at least B1 from Moody's and at least B+ from S&P (or the equivalent ratings in the case of any other Rating Agency), in each case, with a stable or positive outlook, at the time of the applicable Change of Control or at any time thereafter until the termination of the applicable Ratings Decline Period; or
(iii) the Ratings Entity does not have a “corporate family rating” (or equivalent rating) from at least two Ratings Agencies at the time of the applicable Change of Control or at any time thereafter until the termination of the applicable Ratings Decline Period.

“Recovery Event”: any settlement of or payment, or series of related settlements or payments, in respect of any property or casualty insurance claim or any condemnation proceeding relating to any asset of the Borrower or any of its Subsidiaries that yields gross cash proceeds to the Borrower or any of its Subsidiaries in excess of $35,000,000.
“Refinancing First Lien Notes”: any First Lien Notes which have been designated in writing by the Borrower to the Administrative Agent prior to the issuance thereof as “Refinancing First Lien Notes.”
“Refinancing Term Loan”: any Incremental Term Loan that is designated as a “Refinancing Term Loan” pursuant to the applicable Incremental Activation Notice.
“Refresh Effective Date”: December 19, 2011.
“Refunded Swingline Loans”: as defined in Section 2.5(b).
“Register”: as defined in Section 10.6(b)(iv).
“Regulated Subsidiary”: any Subsidiary that is prohibited, in connection with telephony licenses issued to it, from becoming a Loan Party by reason of the requirement of consent from any Governmental Authority, but only for so long as such consent has not been obtained; provided, that, until such Subsidiary becomes a Loan Party and all of the Equity Interests of such Subsidiary owned by any Loan Party is pledged as Collateral, (a) such Subsidiary owns no assets other than (i) governmental licenses to operate a telephony business and leases of infrastructure necessary to operate such licenses and (ii) other assets (held either directly or through any Subsidiary or other Equity Interests) with an aggregate value not exceeding $250,000 and (b) the Borrower shall not directly own any Equity Interests in such Subsidiary unless all such Equity Interests have been pledged as Collateral.
“Regulation U”: Regulation U of the Board as in effect from time to time.
“Reimbursement Obligation”: the obligation of the Borrower to reimburse the relevant Issuing Lender pursuant to Section 3.5 for amounts drawn under Letters of Credit.
“Reinvestment Deadline”: as defined in the definition of “Reinvestment Proceeds”.
“Reinvestment Deferred Amount”: as of any date of determination, with respect to any Reinvestment Proceeds, the portion thereof that are not applied to prepay the Term Loans pursuant to Section 2.9(a), as such amount may be reduced from time to time by application of such Reinvestment Proceeds to acquire assets useful in the Borrower's business.
“Reinvestment Prepayment Amount”: with respect to any Reinvestment Proceeds, the Reinvestment Deferred Amount relating thereto then outstanding on the Reinvestment Prepayment Date.
“Reinvestment Prepayment Date”: with respect to any Reinvestment Proceeds, the earliest of (a) the relevant Reinvestment Deadline, (b) the date on which the Borrower shall have determined not to, or shall have otherwise ceased to, acquire assets useful in the Borrower's business with all or any portion of the relevant Reinvestment Deferred Amount, and (c) the date on which an Event of Default under Section 8.1(a) or 8.1(g) occurs.
“Reinvestment Proceeds”: with respect to any Allocated Proceeds received when no Event of Default has occurred and is continuing, the portion thereof which the Borrower (directly or indirectly through a Subsidiary) intends and expects to use to acquire assets useful in its business, on or prior to the earlier of (a) the date that is eighteen months from the date of receipt of such Allocated Proceeds and (b) the Business Day immediately preceding the date on which such proceeds would be required to be applied, or to be offered to be applied, to prepay, redeem or defease any Indebtedness of the Borrower or any of its Affiliates (other than Indebtedness under this Agreement) if not applied as described above (such earlier date, the “Reinvestment Deadline”), provided that such use will not require purchases, repurchases, redemptions or prepayments (or offers to make purchases, repurchases, redemptions or prepayments) of any other Indebtedness of the Borrower or any of its Affiliates.
“Related Parties” means, with respect to any Person, such Person's Affiliates and the partners, directors, officers, employees, agents, trustees and advisors of such Person and of such Person's Affiliates.
“Release”: an authorization of release of specified Collateral, substantially in the form of Exhibit I.
“Reorganization”: with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.
“Replacement Term Loan”: any term loan borrowed following the Amendment No. 2 Effective Date pursuant to Section 2.1(i).
“Replacement Term Maturity Date”: with respect to the Replacement Term Loans to be made pursuant to any Incremental Activation Notice, the final maturity date specified in such Incremental Activation Notice.
“Reportable Event”: any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .27, .28, .29, .30, .31, .32, .34 or .35 of PBGC Reg. § 4043.
“Repricing Transaction”: (a) except in connection with a transaction constituting a Change of Control, the incurrence by the Borrower of any term loans (including, without limitation, any new or additional term loans under this Agreement) having an Effective Yield that is less than the Effective Yield for the Term D Loans the proceeds of which are used to prepay (or, in the case of a conversion, deemed to prepay or replace), in whole or in part, outstanding principal of Term D Loans or (b) any effective reduction in the Effective Yield for the Term D Loans by way of amendment of this Agreement.
“Required Lenders”: at any time, the holders of more than 50% of the sum of (a) the aggregate unpaid principal amount of the Term Loans then outstanding and (b) the Total Revolving Commitments then in effect or, if the Total Revolving Commitments shall have expired or been terminated, the Total Revolving Extensions of Credit then outstanding.
“Requirement of Law”: as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.
“Responsible Officer”: the chief executive officer, president or chief financial officer of the Borrower, but in any event, with respect to financial matters, any of the chief financial officer,

principal accounting officer, senior vice president - strategic planning, vice president - finance and corporate treasurer or any other financial officer of the Borrower.
“Restatement Effective Date”: March 31, 2010.
“Restricted Payments”: as defined in Section 7.6.
“Revolving Commitment”: as to any Revolving Lender, the obligation of such Lender to make Revolving Loans and participate in Swingline Loans and Letters of Credit in an aggregate principal and/or face amount not to exceed, as applicable, (a) the amount set forth opposite such Lender's name under the heading “Revolving Commitment” on Schedule I to ~~the Term D Loan/New Revolving Commitment Incremental Activation Notice~~Amendment No. 2 or (b) the amount set forth in any Assignment and Assumption to which such Lender is a party as an Assignee, in each case as the same may be changed from time to time pursuant to the terms hereof (including as a result of the establishment of any Extended Revolving Commitments).
“Revolving Commitment Cap”: $1,750,000,000.
“Revolving Commitment Period”: with respect to any Revolving Commitment, the period ending on the Revolving Termination Date for such Revolving Commitment.
“Revolving Extensions of Credit”: as to any Revolving Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Loans held by such Lender then outstanding, (b) such Lender's Revolving Percentage of the L/C Obligations in respect of each Letter of Credit then outstanding and (c) such Lender's Revolving Percentage of the aggregate principal amount of Swingline Loans then outstanding.
“Revolving Facility”: the Revolving Commitments and the Revolving Extensions of Credit.
“Revolving Lender”: each Lender that has a Revolving Commitment or that holds Revolving Loans or is an Issuing Lender or Swingline Lender.
“Revolving Loans”: as defined in Section 2.1(e).
“Revolving Percentage”: as to any Revolving Lender at any time, the percentage which such Lender's Revolving Commitment then constitutes of the Total Revolving Commitments (or, at any time after the Total Revolving Commitments shall have expired or terminated, the percentage which the aggregate outstanding amount of such Lender's Revolving Extensions of Credit then outstanding constitutes of the aggregate outstanding amount of the Revolving Extensions of Credit then outstanding). In addition to adjustments pursuant to assignments, the Revolving Percentages of the Revolving Lenders shall be subject to adjustment (i) on each Revolving Termination Date, (ii) with respect to participations in Letters of Credit and Swingline Loans, as contemplated by Section 2.21, (iii) on each date on which Extended Revolving Commitments are established; provided that if any Letter of Credit (a “Later Expiring Letter of Credit”) is at any time issued and outstanding with an expiration date that is after any Revolving Termination Date for any then outstanding Revolving Commitment, then the Revolving Percentage of each Revolving Lender for purposes of calculating its Revolving Percentage of any L/C Obligations in respect of each Later Expiring Letter of Credit shall be recomputed by assuming that each Revolving Commitment with a Revolving Termination Date that is on or prior to the expiration date of such Later Expiring Letter of Credit had been terminated.

“Revolving Termination Date”: (i) with respect to any Revolving Commitment established on the ~~New Restatement~~Amendment No. 2 Effective Date, April ~~11, 2017~~22, 2018 and (ii) with respect to any Extended Revolving Commitment established following the ~~New Restatement~~Amendment No. 2 Effective Date, the date specified as such in the applicable Incremental Activation Notice.
“SEC”: the Securities and Exchange Commission, any successor thereto and any analogous Governmental Authority.
“Secured Parties”: as defined in the Guarantee and Collateral Agreement.
“Securitization”: a public or private offering by a Lender or any of its Affiliates or their respective successors and assigns, of securities which represent an interest in, or which are collateralized, in whole or in part, by the Loans.
“Senior Note Intercreditor Agreement”: the Amended and Restated Intercreditor Agreement, dated as of March 19, 2008, between the Administrative Agent and the Trustee under the CCO Senior Note Indenture.
“Series”: Incremental Term Loans ~~or~~, Extended Term Loans and/or Replacement Term Loans, as applicable, that are established pursuant to a single Incremental Activation Notice and provide for the same terms unless such Incremental Activation Notice provides that such Incremental Term Loans, Extended Term Loans and/or Replacement Term Loans shall be a part of a previously established Class of Term Loans.
“Shell Subsidiary”: any Subsidiary of the Borrower that is a “shell” company having (a) assets (either directly or through any Subsidiary or other Equity Interests) with an aggregate value not exceeding $100,000 and (b) no operations.
“Silo Credit Agreements”: as defined in the Existing Credit Agreement (as defined in the Existing Credit Agreement).
“Silo Guarantee and Collateral Agreements”: as defined in the Existing Credit Agreement (as defined in the Existing Credit Agreement).
“Single Employer Plan”: any Plan that is covered by Title IV of ERISA, but that is not a Multiemployer Plan.
“Solvent”: when used with respect to any Person, means that, as of any date of determination, (a) the amount of the “present fair saleable value” of the assets of such Person will, as of such date, exceed the amount of all “liabilities of such Person, contingent or otherwise”, as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) “debt” means liability on a “claim”, and (ii) “claim” means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed or contingent, matured or unmatured, disputed or undisputed, or secured or unsecured.
“Specified Cash Management Agreement”: any agreement providing for treasury, depositary or cash management services, including in connection with any automated clearing house transfers of funds and purchasing card exposure, or any similar transactions between the Borrower or any Guarantor and any Lender or affiliate thereof (or, in the case of any agreement in effect on the Restatement Effective Date, any former Lender that was a Lender on the Restatement Effective Date, or any of their respective affiliates, which has been designated by such Lender and the Borrower, by notice to the Administrative Agent not later than 90 days after the execution and delivery by the Borrower or such Guarantor (or, if later, 90 days after the Restatement Effective Date), as a “Specified Cash Management Agreement”).
“Specified Excluded Subsidiary”: any Foreign Subsidiary, any Shell Subsidiary, any Excluded Acquired Subsidiary and any Regulated Subsidiary.
“Specified Hedge Agreement”: any Hedge Agreement entered into by the Borrower or any of its Subsidiaries with any Person that is a Lender or an affiliate of a Lender at the time such Hedge Agreement is entered into, in respect of interest rates or currency exchange rates, and in the case of Hedge Agreements outstanding on the date hereof, any such Hedge Agreement that was a “Specified Hedge Agreement” as defined in the Existing Credit Agreement.
“Specified Intracreditor Group”: any Lender together with, unless otherwise agreed by the Borrower and the Administrative Agent, each Approved Fund to which such Lender has assigned a portion of its Commitments or Loans under any Facility smaller than the minimum assignment amount specified in Section 10.6(b)(ii)(A) for Assignees other than Lenders, affiliates of Lenders and Approved Funds.
“Specified Long-Term Indebtedness”: any Indebtedness of the Borrower incurred pursuant to Section 7.2(e).
“Specified Revolving Maturity Date”: as defined in Section 3.4(d).
“Specified Subordinated Debt”: any Indebtedness of the Borrower issued directly or indirectly to any Qualified Parent Company, so long as such Indebtedness (a) qualifies as Specified Long-Term Indebtedness and (b) has terms and conditions substantially identical to those set forth in Exhibit G.
“Subsidiary”: as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person; provided, that Non-Recourse Subsidiaries shall be deemed not to constitute “Subsidiaries” for the purposes of this Agreement (other than the definition of “Non-Recourse Subsidiary”). Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.
“Subsidiary Guarantor”: each Subsidiary of the Borrower other than any Specified Excluded Subsidiary, in each case to the extent that such Person has become a “Grantor” under the Guarantee and Collateral Agreement.

“Swingline Commitment”: the obligation of the Swingline Lender to make Swingline Loans pursuant to Section 2.4 in an aggregate principal amount at any one time outstanding not to exceed $75,000,000.
“Swingline Lender”: the Administrative Agent, in its capacity as the lender of Swingline Loans.
“Swingline Loans”: as defined in Section 2.4.
“Swingline Participation Amount”: as defined in Section 2.5(c).
“Syndication Agents”: the entities identified as such on the cover of this Agreement.
“Term A Loan”: each Term A Loan ~~(as defined in the Term A Loan Incremental Activation Notice)~~ outstanding under this Agreement on the ~~New Restatement~~Amendment No. 2 Effective Date immediately prior to the effectiveness of ~~this Agreement.~~Amendment No. 2.
“Term A ~~Loan Incremental Activation Notice”: that certain Incremental Activation Notice dated December 19, 2011 among the Borrower, Holdings, the Lenders party thereto and the Administrative Agent.~~-1 Commitment”: with respect to each Term A-1 Lender, its commitment to make a Term A-1 Loan on the Amendment No. 2 Effective Date in the amount set forth opposite its name under the heading “Term A-1 Commitment” on Schedule I to Amendment No. 2. The aggregate principal amount of Term A-1 Commitments on the Amendment No. 2 Effective Date is equal to $750,000,000.
“Term A-1 Loan”: as defined in Section 2.1(a).
“Term A-1 Maturity Date”: ~~May 15, 2017.~~ April 22, 2018.
“Term C Loan”: each Term C Loan outstanding under the Existing Credit Agreement on the New Restatement Effective Date immediately prior to the effectiveness of this Agreement.
“Term C Maturity Date”: September 6, 2016.
“Term D Loan”: each Term D Loan (as defined in the Term D Loan/New Revolving Commitment Incremental Activation Notice) outstanding on the New Restatement Effective Date immediately prior to the effectiveness of this Agreement.
“Term D Loan/New Revolving Commitment Incremental Activation Notice”: that certain Incremental Activation Notice dated April 11, 2012 among the Borrower, Holdings, the Lenders party thereto and the Administrative Agent.
“Term D Maturity Date”: May 15, 2019.
“Term Lender”: any Lender that holds a Term Loan.
“Term Loan”: any Term A Loan, Term A-1 Loan, Term C Loan, Term D Loan, Extended Term Loan, Replacement Term Loan or any other Incremental Term Loan.
“Term Maturity Date”: with respect to (i) the Term A-1 Loans, the Term A-1 Maturity Date, (ii) the Term C Loans, the Term C Maturity Date, (iii) the Term D Loans, the Term D Maturity Date, (iv) the Incremental Term Loans of any Series, the Incremental Term Maturity Date for such Series

 ~~and~~, (v) the Extended Term Loans of any Series, the Extended Term Maturity Date for such Series and (vi) the Replacement Term Loans of any Series, Replacement Term Maturity Date for such Series.
“Test Date”: as defined in Section 7.7(j).
“Total Assets”: the total assets of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP, as shown on the most recent balance sheet of the Borrower delivered pursuant to Section 6.1(a) or (b).
“Total Net Proceeds”: in connection with any Asset Sale or any Recovery Event, the sum, without duplication, of (a) the proceeds thereof in the form of cash and Cash Equivalents and (b) the amount of any deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise (whether or not received at the time “Total Net Proceeds” is calculated in connection with such Asset Sale or Recovery Event), net of attorneys' fees, accountants' fees, investment banking fees and consultants' fees (in each case, including costs and disbursements), amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset that is the subject of such Asset Sale or Recovery Event (other than any Lien pursuant to the Guarantee and Collateral Agreement or Liens that are subject to the First Lien Intercreditor Agreement or the Senior Note Intercreditor Agreement) and other customary fees and expenses actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements).
“Total Revolving Commitments”: at any time, the aggregate amount of the Revolving Commitments then in effect.
“Total Revolving Extensions of Credit”: at any time, the aggregate amount of the Revolving Extensions of Credit outstanding at such time.
“Transferee”: any Assignee or Participant.
“Type”: as to any Loan, its nature as an ABR Loan or a Eurodollar Loan.
“United States”: the United States of America.
“Weighted Average Life to Maturity” when applied to any Indebtedness at any date, the number of years obtained by dividing (1) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment by (2) the then outstanding principal amount of such Indebtedness.
“Wholly Owned Subsidiary”: as to any Person, any other Person all of the Equity Interests of which (other than (i) directors' qualifying shares required by law or (ii) in the case of CC VIII, LLC, the CCVIII Interest) are owned by such Person directly or through other Wholly Owned Subsidiaries or a combination thereof.
“Wholly Owned Subsidiary Guarantor”: any Subsidiary Guarantor that is a Wholly Owned Subsidiary of the Borrower.

1.2.Other Definitional Provisions; Pro Forma Calculations.

(a)Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto.

(b)As used herein and in the other Loan Documents, and any certificate or other document made or delivered pursuant hereto or thereto, (i) accounting terms relating to Holdings, the Borrower and its Subsidiaries not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP, (ii) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, (iii) the word “incur” shall be construed to mean incur, create, issue, assume, become liable in respect of or suffer to exist (and the words “incurred” and “incurrence” shall have correlative meanings), (iv) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, Equity Interests, securities, revenues, accounts, leasehold interests, contract rights and any other “assets” as such term is defined under GAAP and (v) references to agreements or other Contractual Obligations shall, unless otherwise specified, be deemed to refer to such agreements or Contractual Obligations as amended, supplemented, restated or otherwise modified from time to time.

(c)Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of the Application or an amendment related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.

(d)The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

(e)The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(f)For the purposes of calculating Annualized Operating Cash Flow, Annualized Pro Forma Operating Cash Flow and Consolidated Operating Cash Flow for any period (a “Test Period”), (i) if at any time during the period (a “Pro Forma Period”) commencing on the second day of such Test Period and ending on the last day of such Test Period (or, in the case of any pro forma calculation made pursuant hereto in respect of a particular transaction, ending on the date such transaction is consummated and, unless otherwise expressly provided herein, after giving effect thereto), the Borrower or any Subsidiary shall have made any Material Disposition, the Consolidated Operating Cash Flow for such Test Period shall be reduced by an amount equal to the Consolidated Operating Cash Flow (if positive) attributable to the property which is the subject of such Material Disposition for such Test Period or increased by an amount equal to the Consolidated Operating Cash Flow (if negative) attributable thereto for such Test Period; (ii) if, during such Pro Forma Period, the Borrower or any Subsidiary shall have made a Material Acquisition and Consolidated Operating Cash Flow for such Test Period shall be calculated after giving pro forma effect thereto (including the incurrence or assumption of any Indebtedness in connection therewith) as if such Material Acquisition (and the incurrence or assumption of any such Indebtedness) occurred on the first day of such Test Period; and (iii) if, during such Pro Forma Period, any Person that subsequently became a Subsidiary or was merged with or into the

Borrower or any Subsidiary during such Pro Forma Period shall have entered into any disposition or acquisition transaction that would have required an adjustment pursuant to clause (i) or (ii) above if made by the Borrower or a Subsidiary during such Pro Forma Period and Consolidated Operating Cash Flow for such Test Period shall be calculated after giving pro forma effect thereto as if such transaction occurred on the first day of such Test Period. For the purposes of this paragraph, pro forma calculations regarding the amount of income or earnings relating to any Material Disposition or Material Acquisition shall in each case be determined in good faith by a Responsible Officer of the Borrower. As used in this Section 1.2(e), “Material Acquisition” means any acquisition of property or series of related acquisitions of property that (i) constitutes assets comprising all or substantially all of an operating unit of a business or constitutes all or substantially all of the Equity Interests of a Person and (ii) involves the payment of Consideration by the Borrower and its Subsidiaries in excess of $1,000,000; and “Material Disposition” means any Disposition of property or series of related Dispositions of property that yields gross proceeds to the Borrower or any of its Subsidiaries in excess of $1,000,000.

(g)For avoidance of doubt, in order to determine pursuant to any provision of Section 7 that no Default or Event of Default results from a particular transaction, pro forma compliance with Section 7.1 shall be required.

(h)All Loans, Letters of Credit and accrued and unpaid amounts (including interest and fees) owing by the Borrower to any Person under the Existing Credit Agreement that have not been paid to such Persons on or prior to the New Restatement Effective Date shall continue as Loans, Letters of Credit and accrued and unpaid amounts hereunder on the New Restatement Effective Date and shall be payable on the dates such amounts would have been payable pursuant to the Existing Credit Agreement, and from and after the New Restatement Effective Date, interest, fees and other amounts shall accrue as provided under this Agreement.

(i)For purposes of determining compliance with any covenant in Section 7 that limits the maximum amount of any Investment, Restricted Payment, Indebtedness, Lien or Disposition, all utilization of the “baskets” contained in Section 7 from and after the Original Restatement Effective Date and prior to the New Restatement Effective Date shall be taken into account (in addition to any utilization of such baskets from and after the New Restatement Effective Date).

SECTION 2AMOUNT AND TERMS OF COMMITMENTS

2.1.Loans and Commitments.

(a)Subject to the terms and conditions hereof, each Term A ~~Loan outstanding under the Existing Credit Agreement immediately prior to the New Restatement Effective Date shall remain outstanding under this Agreement from and after the New Restatement Effective Date as a Term A Loan hereunder. Each Term A Loan that was a Eurodollar Loan of a particular Eurodollar Tranche under the Existing Credit Agreement immediately prior to the New Restatement Effective Date shall initially be a Eurodollar Loan of a Eurodollar Tranche under this Agreement with an initial Interest Period equal to the then remaining Interest Period for such Eurodollar Tranche under the Existing Credit Agreement (and with the same Eurodollar Rate for such Interest Period). Each Term A Loan that was an ABR Loan under the Existing Credit Agreement immediately prior to the New Restatement Effective Date shall initially be an ABR Loan under this Agreement. The Term A~~-1 Lender severally agrees to make to the Borrower a loan in Dollars (each a “Term A-1 Loan”) on the Amendment No. 2 Effective Date equal to the Term A-1 Commitment of such Term A-1 Lender. The Term A-1 Loans may from time to time be Eurodollar Loans or ABR Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.2 and 2.10.

(b)Subject to the terms and conditions hereof, each Term C Loan outstanding under the Existing Credit Agreement immediately prior to the New Restatement Effective Date shall remain outstanding under this Agreement as a Term C Loan. Term C Loans that were Eurodollar Loans of a particular Eurodollar Tranche under the Existing Credit Agreement immediately prior to the New Restatement Effective Date shall initially be Eurodollar Loans of a Eurodollar Tranche under this Agreement with an initial Interest Period equal to the then remaining Interest Period for such Eurodollar Tranche under the Existing Credit Agreement (and with the same Eurodollar Rate). Term C Loans that were ABR Loans under the Existing Credit Agreement immediately prior to the New Restatement Effective Date shall initially be ABR Loans under this Agreement. The Term C Loans may from time to time be Eurodollar Loans or ABR Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.2 and 2.10.

(c)Subject to the terms and conditions hereof, each Term D Loan outstanding under the Existing Credit Agreement immediately prior to the New Restatement Effective Date shall remain outstanding under this Agreement from and after the New Restatement Effective Date as a Term D Loan hereunder. Term D Loans that were Eurodollar Loans of a particular Eurodollar Tranche under the Existing Credit Agreement immediately prior to the New Restatement Effective Date shall initially be Eurodollar Loans of a Eurodollar Tranche under this Agreement with an initial Interest Period equal to the then remaining Interest Period for such Eurodollar Tranche under the Existing Credit Agreement (and with the same Eurodollar Rate). Term D Loans that were ABR Loans under the Existing Credit Agreement immediately prior to the New Restatement Effective Date shall initially be ABR Loans under this Agreement. The Term D Loans may from time to time be Eurodollar Loans or ABR Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.2 and 2.10.

(d)[Reserved].

(e)Subject to the terms and conditions hereof, each Revolving Lender severally agrees to make revolving credit loans in Dollars (“Revolving Loans”) to the Borrower from time to time during the Revolving Commitment Period with respect to such Lender's Revolving Commitment in an aggregate principal amount at any one time outstanding which, when added to such Lender's Revolving Percentage of the sum of (i) the L/C Obligations then outstanding with respect to each Letter of Credit and (ii) the aggregate principal amount of the Swingline Loans then outstanding, does not exceed the amount of such Lender's Revolving Commitment. During the Revolving Commitment Period for any Revolving Commitment, the Borrower may use such Revolving Commitment by borrowing, prepaying the Revolving Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof. The Revolving Loans may from time to time be Eurodollar Loans or ABR Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.2 and 2.10. On the ~~New Restatement~~Amendment No. 2 Effective Date, ~~each Revolving Loan outstanding under the Existing Credit Agreement immediately prior to the New Restatement Effective Date shall continue to be outstanding under this Agreement as a Revolving Loan.~~ any Revolving Loans borrowed to repay Original Revolving Loans that were Eurodollar Loans of a particular Eurodollar Tranche ~~under the Existing Credit Agreement~~ immediately prior to the ~~New Restatement~~Amendment No. 2 Effective Date shall initially be Eurodollar Loans of a Eurodollar Tranche ~~under this Agreement~~ with an initial Interest Period equal to the then remaining Interest Period for such Eurodollar Tranche ~~under the Existing Credit Agreement~~of Original Revolving Loans (and with the same Eurodollar Rate) and any Revolving Loans borrowed to repay Revolving Loans that were ABR Loans ~~under the Existing Credit Agreement~~ immediately prior to the ~~New Restatement~~Amendment No. 2 Effective Date shall initially be ABR Loans ~~under this Agreement~~.

(f)The Borrower and any one or more Lenders (including Persons that become Lenders in connection therewith) may from time to time agree that such Lenders shall make Incremental Term Loans by executing and delivering to the Administrative Agent an Incremental Activation Notice specifying (i) the amount of such Incremental Term Loans, (ii) the applicable Incremental Closing Date, (iii) the applicable Incremental Term Maturity Date (which shall not be earlier than the Term D Maturity Date), (iv) the amortization schedule for such Incremental Term Loans; provided that in no event shall any Incremental Term Loans have a Weighted Average Life to Maturity that is shorter than the then remaining Weighted Average Life to Maturity of the Term D Loans, (v) the Applicable Margin for such Incremental Term Loans and any prepayment premiums or call protection applicable thereto, (vi) the proposed original issue discount applicable to such Incremental Term Loans, if any, (vii) whether such Incremental Term Loans constitute Refinancing Term Loans, (viii) whether any provision of this Agreement that requires a minimum final maturity or Weighted Average Life to Maturity for any other Indebtedness by reference to any previously established Term Loans is following the Incremental Closing Date amended to provide a similar benefit to such Incremental Term Loans, (ix) [Reserved], and (x) any other terms and conditions that will apply to such Incremental Term Loans; provided that, except as provided above, either (x) such other terms and conditions shall be the same as or less favorable to the Lenders providing such Incremental Term Loans than the terms and conditions of any then outstanding Class of Term Loans or (y) such other terms and conditions shall not apply until all then outstanding Loans and Commitments (other than such Incremental Term Loans) have been repaid and terminated, as applicable, or until approved by the Required Lenders. Notwithstanding the foregoing, without the consent of the Required Lenders, (A) no Incremental Term Loans may be borrowed after the Restatement Effective Date if after giving effect to the borrowing of such Incremental Term Loans and the application of proceeds therefrom on the date such Incremental Term Loans are borrowed the aggregate principal amount of all Classes of Term Loans and First Lien Notes would exceed the First Lien Term Cap and (B) no Net Cash Proceeds of any Incremental Term Loans that are not Refinancing Term Loans shall be directly applied to prepay outstanding Term Loans, (C) each increase effected pursuant to this paragraph shall be in a minimum amount of at least $100,000,000 and (D) no Incremental Term Loans may be borrowed if a Default or Event of Default is in existence after giving pro forma effect thereto. No Lender shall have any obligation to participate in any increase described in this paragraph unless it agrees to do so in its sole discretion. The consent of the Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed) shall be required for any Person to provide an Incremental Term Loan unless such Person, or an Affiliate thereof, was previously a Lender.

(g)The Borrower may at any time and from time to time request that all or a portion of the Term Loans of any Class (an “Existing Class”) be converted to extend the scheduled maturity date(s) of any payment or payments of principal (including at final maturity) with respect to such Term Loans (any such Term Loans which have been so converted, “Extended Term Loans”) and to provide for other terms consistent with this Section 2.1(g). In order to establish a Series of Extended Term Loans, the Borrower shall provide a notice to the Administrative Agent (who shall provide a copy of such notice to each of the Lenders under the applicable Existing Class) (an “Extension Request”) setting forth the proposed terms of the Extended Term Loans to be established, which shall be identical in all material respects to the Term Loans under the Existing Class from which such Extended Term Loans are to be converted except that (i) all or any of the scheduled amortization payments of principal and payment at maturity of the Extended Term Loans may be delayed to later dates than the scheduled amortization payments of principal and payment at maturity of the Term Loans of such Existing Class to the extent provided in the applicable Incremental Activation Notice, (ii) the Applicable Margins with respect to the Extended Term Loans may be different than the Applicable Margins for the Term Loans of such Existing Class and upfront fees may be paid to the Extending Term Lenders, in each case, to the extent provided in the applicable Incremental Activation Notice, (iii) [Reserved] and (iv) the Incremental Activation Notice may provide for other covenants and terms (x) that apply solely to any period after the latest final maturity of the Term Loans and Commitments in effect on the effective date of the Incremental

Activation Notice immediately prior to the establishment of such Extended Term Loans, or after approval thereof by the Required Lenders or (y) that are less favorable to the holders of the Extended Term Loans than the covenants and terms applicable to the Existing Class. The Borrowers shall provide the applicable Extension Request at least five (5) Business Days prior to the date on which Lenders are requested to respond. No Lender shall have any obligation to agree to have any of its Term Loans of any Existing Class converted into Extended Term Loans pursuant to any Extension Request. Any Lender (an “Extending Term Lender”) wishing to have all or a portion of its Term Loans of the applicable Existing Class subject to such Extension Request converted into Extended Term Loans shall notify the Administrative Agent in writing (an “Extension Election”) on or prior to the date specified in such Extension Request of the amount of its Term Loans of the applicable Existing Class which it has elected to request be converted into Extended Term Loans (subject to any minimum denomination requirements reasonably imposed by the Administrative Agent). In the event that the aggregate amount of Term Loans of the applicable Existing Class subject to Extension Elections exceeds the amount of Extended Term Loans requested pursuant to the Extension Request, Term Loans of the applicable Existing Class subject to Extension Elections shall be converted to Extended Term Loans on a pro rata basis based on the amount of Term Loans of the applicable Existing Class included in each such Extension Election. The final terms of the Extended Term Loans (which shall be consistent with the Extension Request) and the allocations of the Extended Term Loans among the Extending Term Lenders shall be as set forth in the applicable Incremental Activation Notice entered into by the Borrower and the Administrative Agent. Each Extending Term Lender's Election Request shall be deemed to be an authorization for the Administrative Agent and the Borrower to enter into such Incremental Activation Notice in accordance with the requirements set forth above in this Section 2.1(g) and to bind such Extending Term Lender thereby.

(h)The Borrower and any one or more Lenders (including Persons that become Lenders in connection therewith) may from time to time agree that such Lenders will establish Revolving Commitments through (A) the provision of a new Revolving Commitment by any such Lender or (B) the conversion of a previously established Revolving Commitment of any such Lender to such Extended Revolving Commitment of such Lender (any Revolving Commitments being established pursuant to clause (A) or (B) above and in accordance with this Section 2.1(h), an “Extended Revolving Commitment”, which for the avoidance of doubt, shall also be a “Revolving Commitment”), in each case, by executing and delivering to the Administrative Agent an Incremental Activation Notice specifying (i) the amount of Extended Revolving Commitments established thereby and whether such Extended Revolving Commitments are being established pursuant to clause (A) or (B) of the foregoing sentence, (ii) the Revolving Termination Date for such Extended Revolving Commitments; provided that the Revolving Termination Date for any Extended Revolving Commitments shall in no event be earlier than the Revolving Termination Date for the Revolving Commitments established on the New Restatement Effective Date and there shall not be more than three (3) Revolving Termination Dates in effect at any time, (iii) the Applicable Margin for Revolving Loans and fees in respect of participations in Letters of Credit pursuant to such Extended Revolving Commitments and the Commitment Fee Rate for commitment fees payable with respect to such Extended Revolving Commitments; provided that (x) in no event shall there be more than three (3) Applicable Margins in effect in the aggregate for all Revolving Commitments at any time and (y) either (A) the Applicable Margins for Revolving Loans, fees in respect of participations in Letters of Credit and the Commitment Fee Rate for all Revolving Commitments that have the same Revolving Termination Date shall be the same (although different upfront fees may be paid by the Borrower) or (B) the maximum number of Revolving Termination Dates permitted to be in effect at any time shall be reduced by the number of such different Applicable Margins and fees in excess of one applicable to Revolving Commitments with the same Revolving Termination Date and (iv) whether clause (ii) above shall be amended to provide that future Extended Revolving Commitments may not have a Revolving Termination Date prior to the Revolving Termination Date for such Extended Revolving Commitments. Except as set forth above, the terms of the Extended Revolving Commitments shall be identical in all material respects to the Revolving Commitments established on the Restatement Effective Date. Notwithstanding the foregoing, without the consent of the Required Lenders, no Extended Revolving Commitments may be established following the Restatement Effective Date if after giving effect to the establishment of such Extended Revolving Commitments (and any concurrent reduction in the amount of any other Revolving Commitments) the aggregate amount of Revolving Commitments then in effect would exceed the Revolving Commitment Cap. No Lender shall have any obligation to participate in any increase described in this paragraph unless it agrees to do so in its sole discretion. The consent of the Administrative Agent and each Issuing Lender (such consents not to be unreasonably withheld, conditioned or delayed) shall be required with respect to each Lender providing an Extended Revolving Commitment to the extent such Lender is not already a Revolving Lender that is not a Defaulting Lender. On each date on which Extended Revolving Commitments are established, each Revolving Lender shall purchase at par from and/or sell at par to each of the other Revolving Lenders such portions of the outstanding Revolving Loans, if any, as may be specified by the Administrative Agent so that, immediately following such purchases, all Eurodollar Tranches of Revolving Loans and all ABR Loans that are Revolving Loans shall be held by the Revolving Lenders on a pro rata basis in accordance with their respective Revolving Percentages.

(i)The Borrower and any one or more Lenders (including Persons that become Lenders in connection therewith) may from time to time agree that such Lenders shall make Replacement Term Loans (which Replacement Term Loans may, at the election of the Borrower and the applicable Lenders, be made in the form of a conversion of Term Loans of an existing Class into such Replacement Term Loans) in order to replace in full or in part any Class of then outstanding Term Loans by executing and delivering to the Administrative Agent an Incremental Activation Notice specifying (i) the amount of such Replacement Term Loans (which may be up to an amount equal to the original aggregate principal amount of the Class of Term Loans being replaced plus, so long as the Borrower would be in pro forma compliance with Section 7.1, the amount of any upfront fees or original issue discount thereon), (ii) the date on which such Replacement Loans will be made, (iii) the applicable Replacment Term Maturity Date (which shall not be earlier than the Term Maturity Date of the Class of Term Loans being replaced), (iv) the amortization schedule for such Replacement Term Loans; provided that in no event shall any Replacement Term Loans have a Weighted Average Life to Maturity that is shorter than the then remaining Weighted Average Life to Maturity of the Term Loans of the Class being replaced, (v) the Applicable Margin for such Replacement Term Loans and any prepayment premiums or call protection applicable thereto, if any, (vi) the proposed original issue discount applicable to such Replacement Term Loans, if any, (vii) whether any provision of this Agreement that requires a minimum final maturity or Weighted Average Life to Maturity for any other Indebtedness by reference to any previously established Term Loans is following the date such Replacement Term Loans are established amended to provide a similar benefit to such Replacement Term Loans, (viii) any other terms and conditions that will apply to such Replacement Term Loans; provided that, except as provided above, either (x) such other terms and conditions shall be the same as or less favorable to the Lenders providing such Replacement Term Loans than the terms and conditions of the Class of Term Loans being replaced or (y) such other terms and conditions shall not apply until all then outstanding Loans and Commitments (other than such Replacement Term Loans) have been repaid and terminated, as applicable, or until approved by the Required Lenders. No Lender shall have any obligation to participate in any Replacement Term Loans unless it agrees to do so in its sole discretion. The consent of the Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed) shall be required for any Person to provide a Replacement Term Loan unless such Person, or an Affiliate thereof, was previously a Lender.

2.2.Procedure for Borrowing. In order to effect a borrowing hereunder, the Borrower shall give the Administrative Agent a Notice of Borrowing (which notice must be received by the Administrative Agent prior to 1:00 P.M., New York City time, (a) three Business Days prior to the requested Borrowing Date, in the case of Eurodollar Loans (or, in the case of Term A-1 Loans and

Revolving Loans on the Amendment No. 2 Effective Date, one Business Day), or (b) one Business Day prior to the requested Borrowing Date, in the case of ABR Loans) (provided that any such Notice of Borrowing of ABR Loans under the Revolving Facility to finance payments required by Section 3.5 may be given not later than 1:00 P.M. New York City time, on the date of the proposed borrowing), specifying (i) the Class of Loan to be borrowed, (ii) the amount and Type of Loans to be borrowed, (iii) the requested Borrowing Date and (iv) in the case of Eurodollar Loans, the respective amounts of each such Type of Loan and the respective lengths of the initial Interest Period therefor. Each borrowing (other than a borrowing of Term A-1 Loans on the Amendment No. 2 Effective Date) shall be in an aggregate amount equal to (x) in the case of ABR Loans, $5,000,000 or a whole multiple of $1,000,000 in excess thereof (or, if the then aggregate relevant Available Revolving Commitments are less than $5,000,000, such lesser amount) and (y) in the case of Eurodollar Loans, $10,000,000 or a whole multiple of $1,000,000 in excess thereof; provided, that the Swingline Lender may request, on behalf of the Borrower, borrowings under the Revolving Commitments that are ABR Loans in other amounts pursuant to Section 2.5. Upon receipt of any Notice of Borrowing from the Borrower, the Administrative Agent shall promptly notify each relevant Lender thereof. Each relevant Lender will make the amount of its pro rata share of each borrowing available to the Administrative Agent (in the case of any Revolving Loan, based on respective Revolving Percentages of the Revolving Lenders) for the account of the Borrower at the Funding Office prior to 10:00 A.M., New York City time (or 2:00 P.M., New York City time in respect of ABR Loans under the Revolving Facility to finance payments required by Section 3.5), on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent; provided that, in the event that any Revolving Lender fails to make available to the Administrative Agent any portion of such amount prior to 10:30 A.M. New York City time (or 2:30 P.M., New York City time in respect of ABR Loans under the Revolving Facility to finance payments required by Section 3.5) on the relevant Borrowing Date, the Borrower shall be deemed to have provided notice to the Swingline Lender in accordance with Section 2.5 requesting a Swingline Loan in an amount equal to the aggregate amount of any such shortfall, rounded up to the applicable whole multiple of $500,000 (but in no event exceeding, together with all outstanding Swingline Loans, the Swingline Commitment). Such borrowing (including any such Swingline Loan) will then be made available not later than 11:00 A.M., New York City time (or 3:00 P.M., New York City time in respect of ABR Loans under the Revolving Facility to finance payments required by Section 3.5), to the Borrower by the Administrative Agent crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the relevant Lenders and in like funds as received by the Administrative Agent.

2.3.Repayment of Loans.

(a)The Term A-1 Loans of each Lender shall mature in ~~18~~21 consecutive installments following the ~~New Restatement~~Amendment No. 2 Effective Date on the dates and in the aggregate amounts for all Term A-1 Loans set forth below (it being understood that, in addition to reductions resulting from optional and mandatory prepayments in accordance with Section 2.8 and Section 2.9, the aggregate principal amount of amortization payable by the Borrower with respect to all Term A-1 Loans on any such date shall be reduced proportionately as a result of any future conversion of Term A-1 Loans to Extended Term Loans following the New Restatement Effective Date and prior to such date of payment):

Installment Date	Installment Amount
~~March 31, 2013~~	~~$9,375,000~~
June 30, 2013	$9,375,000
September 30, 2013	$9,375,000
December 31, 2013	$9,375,000

Installment Date	Installment Amount
~~March 31, 2013~~	~~$9,375,000~~
March 31, 2014	$9,375,000
June 30, 2014	$9,375,000
September 30, 2014	$9,375,000
December 31, 2014	$9,375,000
March 31, 2015	$~~18,750,000~~9,375,000
June 30, 2015	$~~18,750,000~~9,375,000
September 30, 2015	$~~18,750,000~~9,375,000
December 31, 2015	$~~18,750,000~~9,375,000
March 31, 2016	$~~18,750,000~~9,375,000
June 30, 2016	$18,750,000
September 30, 2016	$18,750,000
December 31, 2016	$18,750,000
March 31, 2017	$18,750,000
June 30, 2017	$18,750,000
September 30, 2017	$18,750,000
December 31, 2017	$18,750,000
March 31, 2018	$18,750,000
Term A-1 Maturity Date:	$~~506,250,000~~487,500,000

(b)The Term C Loans of each Lender shall mature in 27 remaining installments following the Restatement Effective Date (each due on the last day of each calendar quarter, except for the last such installment), commencing on March 31, 2010, each of which shall be in an amount equal to (i) in the case of the first 26 such remaining installments, 0.25% of the sum of (x) the principal amount of such Term C Loan on the Restatement Effective Date (it being understood that, in addition to reductions resulting from optional and mandatory prepayments in accordance with Section 2.8 and Section 2.9 of this Agreement or the Existing Credit Agreement, the aggregate principal amount of amortization payable by the Borrower with respect to all Term C Loans on any such date shall be reduced proportionately as a result of any future conversion of Term C Loans to Extended Term Loans following the New Restatement Effective Date and prior to the date of such payment) and (ii) in the case of the last such installment (which shall be due on September 6, 2016), the remaining principal balance of such Term C Loan outstanding on such date.

(c)The Term D Loans of each Term D Lender shall mature in 29 installments following the New Restatement Effective Date (each due on the last day of each calendar quarter, except for such last installment), commencing on June 30, 2012, each of which shall be in an amount equal to (i) in the case of the first 28 such remaining installments, 0.25% of the principal amount of such Term D Loans under the Existing Credit Agreement on the New Restatement Effective Date (it being understood that, in addition to reductions resulting from optional and mandatory prepayments in accordance with Section 2.8 and Section 2.9, the aggregate principal amount of amortization payable by the Borrower with respect to all Term D Loans on any such date shall be reduced proportionately as a result of any conversion of Term D Loans to Extended Term Loans following the New Restatement Effective Date and prior to the date of such payment) and (ii) in the case of the last such installment (which shall be due on the Term D Maturity Date), the remaining principal balance of such Term D Loans outstanding on such date.

(d)The Incremental Term Loans of each Class (other than ~~the Term A Loans and~~ the Term D Loans) shall mature in installments as specified in the Incremental Activation Notice pursuant to which such Incremental Term Loans were made (and subject to the limitations contained in Section 2.1(f)).

(e)The Extended Term Loans of each Class shall mature in installments as specified in the Incremental Activation Notice pursuant to which such Extended Term Loans were converted (and subject to the limitations contained in Section 2.1(g)).

(f)~~[Reserved].~~The Replacement Term Loans of each Class shall mature in installments as specified in the Incremental Activation Notice pursuant to which such Replacement Term Loans were established (and subject to the limitations contained in Section 2.1(i))..

(g)The Borrower shall repay all outstanding Revolving Loans made pursuant to any Revolving Commitments on the Revolving Termination Date for such Revolving Commitments. The Borrower shall repay all Swingline Loans on the first date on which the Revolving Termination Date has occurred with respect to all Revolving Commitments.

(h)The Borrower shall repay all outstanding Term A Loans and Original Revolving Loans on the Amendment No. 2 Effective Date. Each Amendment No. 2 Consenting Lender hereby waives any claim pursuant to Section 2.18 in connection with such repayment.

2.4.Swingline Commitment. Subject to the terms and conditions hereof, the Swingline Lender agrees, in reliance upon the agreements of the other Lenders set forth in Section 2.5, to make a portion of the credit otherwise available to the Borrower under the Revolving Commitments from time to time during the Revolving Commitment Period for any Revolving Commitments by making swingline loans (“Swingline Loans”) to the Borrower; provided that (a) the aggregate principal amount of Swingline Loans outstanding at any time shall not exceed the Swingline Commitment then in effect (notwithstanding that the Swingline Loans outstanding at any time, when aggregated with the Swingline Lender's other outstanding Revolving Loans hereunder, may exceed the Swingline Commitment then in effect), (b) the Borrower shall not request, and the Swingline Lender shall not make, any Swingline Loan if, after giving effect to the making of such Swingline Loan, the aggregate amount of the Available Revolving Commitments would be less than zero and (c) the Swingline Lender shall be under no obligation to make any Swingline Loan at any time that any Revolving Lender is a Defaulting Lender unless the Swingline Lender has entered into arrangements, including, if requested, the delivery of Cash Collateral, satisfactory to the Swingline Lender (in its sole discretion) with the Borrower or such Lender to eliminate such Swingline Lender's actual or potential Fronting Exposure (after giving effect to Section 2.21(a)(iii)) with respect to the Defaulting Lender arising from either the Swingline Loan to be made and all other Swingline Loans as to which such Swingline Lender has actual or potential Fronting Exposure, as it may elect in its sole discretion. During the Revolving Commitment Period for any Revolving Commitments, the Borrower may use the Swingline Commitment by borrowing, repaying and reborrowing, all in accordance with the terms and conditions hereof. Swingline Loans shall be ABR Loans only. On the Amendment No. 2 Effective Date, each Original Swingline Loan shall continue to be outstanding under this Agreement as a Swingline Loan.

2.5.Procedure for Swingline Borrowing; Refunding of Swingline Loans.

(a)Whenever the Borrower desires that the Swingline Lender make Swingline Loans it shall give the Swingline Lender irrevocable telephonic notice confirmed promptly in writing (which telephonic notice must be received by the Swingline Lender not later than 1:00 P.M., New York City time, on the proposed Borrowing Date), specifying (i) the amount to be borrowed and (ii) the requested Borrowing Date (which shall be a Business Day during the Revolving Commitment Period for any Revolving Commitments). Each borrowing under the Swingline Commitment shall be in an amount equal to $1,000,000 or a whole multiple of $500,000 in excess thereof. Not later than 3:00 P.M., New York City time, on the Borrowing Date specified in a notice in respect of Swingline Loans, the Swingline Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the amount of the Swingline Loan to be made by the Swingline Lender. The Administrative Agent shall make the proceeds of such Swingline Loan available to the Borrower on such Borrowing Date by depositing such proceeds in the account of the Borrower with the Administrative Agent on such Borrowing Date in immediately available funds.

(b)The Swingline Lender, at any time and from time to time in its sole and absolute discretion and in consultation with the Borrower (provided that the failure to so consult shall not affect the ability of the Swingline Lender to make the following request) may, on behalf of the Borrower (which hereby irrevocably directs the Swingline Lender to act on its behalf), on one Business Day's notice given by the Swingline Lender no later than 1:00 P.M., New York City time, request each Revolving Lender to make, and each Revolving Lender hereby agrees to make, a Revolving Loan, in an amount equal to such Revolving Lender's Revolving Percentage of the aggregate amount of the Swingline Loans (the “Refunded Swingline Loans”) outstanding on the date of such notice, to repay the Swingline Lender. Each Revolving Lender shall make the amount of such Revolving Loan available to the Administrative Agent at the Funding Office in immediately available funds, not later than 12:00 Noon, New York City time, one Business Day after the date of such notice. The proceeds of such Revolving Loans shall be immediately made available by the Administrative Agent to the Swingline Lender for application by the Swingline Lender to the repayment of the Refunded Swingline Loans. The Borrower irrevocably authorizes the Swingline Lender to charge the Borrower's accounts with the Administrative Agent (up to the amount available in each such account) in order to immediately pay the amount of such Refunded Swingline Loans to the extent amounts received from the Revolving Lenders are not sufficient to repay in full such Refunded Swingline Loans.

(c)If prior to the time a Revolving Loan would have otherwise been made pursuant to Section 2.5(b), one of the events described in Section 8.1(g) shall have occurred and be continuing with respect to the Borrower or if for any other reason, as determined by the Swingline Lender in its sole discretion, Revolving Loans may not be made as contemplated by Section 2.5(b), each Revolving Lender shall, on the date such Revolving Loan was to have been made pursuant to the notice referred to in Section 2.5(b), purchase for cash an undivided participating interest in the then outstanding Swingline Loans by paying to the Swingline Lender an amount (the “Swingline Participation Amount”) equal to (i) such Revolving Lender's Revolving Percentage times (ii) the sum of the aggregate principal amount of Swingline Loans then outstanding that were to have been repaid with such Revolving Loans.

(d)Whenever, at any time after the Swingline Lender has received from any Revolving Lender such Lender's Swingline Participation Amount, the Swingline Lender receives any payment on account of the Swingline Loans, the Swingline Lender will distribute to such Lender its Swingline Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Lender's pro rata portion of such payment if such payment is not sufficient to pay the principal of and interest on all Swingline Loans then due); provided, however, that in the event that such payment received by the Swingline Lender is required to be returned, such Revolving Lender will return to the Swingline Lender any portion thereof previously distributed to it by the Swingline Lender.

(e)Each Revolving Lender's obligation to make the Loans referred to in Section 2.5(b) and to purchase participating interests pursuant to Section 2.5(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such Revolving Lender or the Borrower may have against the

Swingline Lender, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Section 5; (iii) any adverse change in the condition (financial or otherwise) of the Borrower; (iv) any breach of this Agreement or any other Loan Document by the Borrower, any other Loan Party or any other Revolving Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

2.6.Fees, Etc.

(a)The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Lender a nonrefundable commitment fee through the last day of the Revolving Commitment Period for such Revolving Lender's Revolving Commitment computed at the Commitment Fee Rate for such Revolving Commitment on the average daily amount of the Available Revolving Commitment, payable quarterly in arrears on the last day of each March, June, September and December and on the Revolving Termination Date. The Borrower shall pay all accrued and unpaid commitment fees with respect to the Original Revolving Commitments through the Amendment No. 2 Effective Date on the Amendment No. 2 Effective Date.

(b)The Borrower agrees to pay to the Administrative Agent the fees in the amounts and on the dates previously agreed to in writing by the Borrower and the Administrative Agent.

(c)Notwithstanding anything to the contrary contained in this Agreement, at the time of the effectiveness of any Repricing Transaction that is consummated prior to the first anniversary of the New Restatement Effective Date, the Borrower agrees to pay to the Administrative Agent, for the ratable account of each Lender with outstanding Term D Loans, a fee in an amount equal to 1.0% of (x) in the case of a Repricing Transaction of the type described in clause (a) of the definition thereof, the aggregate principal amount of all Term D Loans prepaid (or converted) in connection with such Repricing Transaction and (y) in the case of a Repricing Transaction described in clause (b) of the definition thereof, the aggregate principal amount of the Term D Loans outstanding immediately prior to such amendment. Such fees shall be due and payable upon the date of the effectiveness of such Repricing Transaction.

2.7.Termination or Reduction of Commitments.

(a)The Borrower shall have the right, upon notice delivered to the Administrative Agent no later than 1:00 P.M., New York City time, at least three Business Days prior to the proposed date of termination or reduction (or at least one Business Day in the case of a termination of the Original Revolving Commitments), to terminate the Revolving Commitments or, from time to time, to reduce the amount of the Revolving Commitments; provided that no such termination or reduction shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Loans or Swingline Loans made on the effective date thereof, the Revolving Extensions of Credit of any Revolving Lender would exceed such Revolving Lender's Revolving Commitment. Any such reduction shall be in an amount equal to $10,000,000, or a whole multiple of $1,000,000 in excess thereof, shall reduce permanently the Revolving Commitments then in effect and shall be applied to reduce the Revolving Commitments of the Revolving Lenders as the Borrower may designate, but in any event, in the case of Revolving Commitments with the same Revolving Termination Date, on a pro rata basis among such Revolving Commitments based on the respective amount of such Revolving Commitments of each Revolving Lender. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable, provided that such notice may state that it is conditioned upon the Amendment No. 2 Effective Date, the effectiveness of other credit facilities (including under this Agreement), the consummation of a particular Disposition or the occurrence of a change of control, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. For the avoidance of doubt, all Original Revolving Commitments shall terminate on the Amendment No. 2 Effective Date.

(b)[Reserved].

2.8.Optional Prepayments.

(a)The Borrower may at any time and from time to time prepay the Loans of any Class, in whole or in part, without premium or penalty, upon notice delivered to the Administrative Agent no later than 1:00 P.M., New York City time, at least three Business Days prior thereto in the case of Eurodollar Loans (or, in the case of Term A Loans or Original Revolving Loans, one Business Day prior to the Amendment No. 2 Effective Date) and no later than 1:00 P.M., New York City time, at least one Business Day prior thereto in the case of ABR Loans, which notice shall specify the date and amount of prepayment, the Class of Loans being prepaid and whether the prepayment is of Eurodollar Loans or ABR Loans; provided, that if a Eurodollar Loan is prepaid on any day other than the last day of the Interest Period applicable thereto, the Borrower shall also pay any amounts owing pursuant to Section 2.18. Upon receipt of any such notice, the Administrative Agent shall promptly notify each relevant Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with (except in the case of Revolving Loans that are ABR Loans and Swingline Loans) accrued interest to such date on the amount prepaid. Partial prepayments of Term Loans and Revolving Loans pursuant to this Section 2.8(a) shall be in an aggregate principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Partial prepayments of Swingline Loans shall be in an aggregate principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable, provided that such notice may state that it is conditioned upon the Amendment No. 2 Effective Date, the effectiveness of other credit facilities (including under this Agreement), the consummation of a particular Disposition or the occurrence of a change of control, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified prepayment date) if such condition is not satisfied. Any prepayment of Loans of any Class pursuant to this Section 2.8(a) shall be applied to the Loans of such Class of each Lender on a pro rata basis in accordance with the respective amounts of such Loans held by each such Lender.

(b)

(i)Notwithstanding anything to the contrary in Section 2.8(a), the Borrower shall have the right at any time and from time to time to prepay Term Loans of any Class, to the Lenders at a prepayment price which is less than, equal to or greater than the principal amount of such Term Loans and on a non pro rata basis (each, an “Offered Voluntary Prepayment”) pursuant to the procedures described in this Section 2.8(b); provided that (A) the aggregate principal amount of Term Loans prepaid pursuant to all Offered Voluntary Prepayments made on or after the Refresh Effective Date shall not exceed $1,000,000,000, (B) no Offered Voluntary Prepayment may be made if a Default or Event of Default has occurred and is continuing or if, after giving effect to such Offered Voluntary Prepayment, Available Liquidity would be less than $250,000,000, (C) any Offered Voluntary Prepayment shall be offered to all Lenders with Term Loans of the Class selected by the Borrower on a pro rata basis and (D) the Borrower shall deliver to the Administrative Agent a certificate of a Responsible Officer of the Borrower stating that (1) no Default or Event of Default has occurred and is continuing or would result from such Offered Voluntary Prepayment, (2) each of the conditions to such Offered Voluntary Prepayment contained in this Section 2.8(b) has been satisfied and (3)(A) the Borrower has no Material Information with respect to the Borrower or any of its Subsidiaries or the Loans that has not been provided to the Administrative Agent for disclosure to the Lenders or to the public and (B) it was not directed to make the prepayment offer by any Affiliate which, to the knowledge of the Borrower following due inquiry, had any such undisclosed Material Information.

(ii)To the extent the Borrower seeks to make an Offered Voluntary Prepayment, the Borrower will provide written notice from a Responsible Officer of the Borrower to the Administrative Agent substantially in the form of Exhibit J (each, an “Offered Prepayment Option Notice”) that the Borrower desires to prepay Term Loans of a specified Class in an aggregate principal amount specified therein by the Borrower (each, a “Proposed Offered Prepayment Amount”). The Proposed Offered Prepayment Amount shall not be less than $25,000,000 (or such lesser amount if the Term Loans of such specified Class have a lower aggregate amount outstanding at such time). The Offered Prepayment Option Notice shall further specify with respect to the proposed Offered Voluntary Prepayment: (A) the Proposed Offered Prepayment Amount for Term Loans and the Class of Term Loans with respect to such offer is being made, (B) an offered prepayment price range (which may be a single percentage) selected by the Borrower with respect to such proposed Offered Voluntary Prepayment equal to a percentage of par of the principal amount of Term Loans of the applicable Class (the “Offered Range”) and (C) the date by which Lenders are required to indicate their election to participate in such proposed Offered Voluntary Prepayment (the “Acceptance Date”) which shall be at least five Business Days following the date of such Offered Prepayment Option Notice is delivered.

(iii)Upon receipt of an Offered Prepayment Option Notice, the Administrative Agent shall promptly notify each applicable Lender thereof. On or prior to the Acceptance Date, each such Lender may specify by written notice substantially in the form of Exhibit K hereto (each, a “Lender Participation Notice”; it being understood that a Lender may deliver more than one Lender Participation Notice, and that each such Lender Participation Notice of such Lender shall constitute an independent and unconditional offer, and no such Lender Participation Notice may be contingent on the making of any prepayment with respect to the Offered Loans in respect of any other Lender Participation Notice, or otherwise be contingent or conditional in any way) to the Administrative Agent (A) a minimum price (the “Acceptable Price”) within the Offered Range at which such Lender is willing to accept a prepayment of a portion of its Term Loans of the applicable Class and (B) a maximum principal amount (subject to rounding requirements specified by the Administrative Agent) of Term Loans of such Class held by such Lender with respect to which such Lender is willing to permit an Offered Voluntary Prepayment at the Acceptable Price (“Offered Loans”). Based on the Acceptable Prices and principal amounts of Term Loans of the applicable Class specified by the Lenders in the applicable Lender Participation Notice, the Administrative Agent, in consultation with the Borrower, shall determine the applicable prepayment price for Term Loans pursuant to such Offered Voluntary Prepayment (the “Applicable Price”), which Applicable Price shall be (A) the percentage specified by the Borrower if the Borrower has selected a single percentage pursuant to Section 2.8(b)(ii) for the Offered Voluntary Prepayment or (B) otherwise, the lowest Acceptable Price at which the Borrower can pay the Proposed Offered Prepayment Amount in full (determined by adding the principal amounts of Offered Loans commencing with the Offered Loans with the lowest Acceptable Price); provided, however, that in the event that such Proposed Offered Prepayment Amount cannot be repaid in full at any Acceptable Price, the Applicable Price shall be the highest Acceptable Price specified by the Lenders that is within the Offered Range. The Applicable Price shall be applicable for all Lenders who have offered to participate in the Offered Voluntary Prepayment and have Qualifying Loans (as defined below). Any Lender with outstanding Loans whose Lender Participation Notice is not received by the Administrative Agent by the Acceptance Date shall be deemed to have declined to accept an Offered Voluntary Prepayment of any of its Loans at the Applicable Price.

(iv)The Borrower shall make an Offered Voluntary Prepayment by prepaying those Term Loans (or the respective portions thereof) of the applicable Class offered by the Lenders (“Qualifying Lenders”) that specify an Acceptable Price that is equal to or less than the Applicable Price (“Qualifying Loans”) at the Applicable Price; provided that if the aggregate proceeds required to prepay all Qualifying Loans (disregarding any interest payable at such time) would exceed the amount of aggregate proceeds required to prepay the Proposed Offered Prepayment Amount, such amounts in each case calculated by applying the Applicable Price, the Borrower shall prepay such Qualifying Loans ratably among the Qualifying Lenders based on their respective principal amounts of such Qualifying Loans (subject to rounding requirements specified by the Administrative Agent). If the aggregate proceeds required to prepay all Qualifying Loans (disregarding any interest payable at such time) would be less than the amount of aggregate proceeds required to prepay the Proposed Offered Prepayment Amount, such amounts in each case calculated by applying the Applicable Price, the Borrower shall prepay all Qualifying Loans.

(v)Each Offered Voluntary Prepayment shall be made within five Business Days of the Acceptance Date (or such later date as the Administrative Agent shall reasonably agree, given the time required to calculate the Applicable Price and determine the amount and holders of Qualifying Loans), without premium or penalty (and not subject to Section 2.18), upon irrevocable notice substantially in the form of Exhibit L hereto (each an “Offered Voluntary Prepayment Notice”), delivered to the Administrative Agent no later than 1:00 P.M., New York City time, three Business Days prior to the date of such Offered Voluntary Prepayment, which notice shall specify the date and amount of the Offered Voluntary Prepayment and the Applicable Price determined by the Administrative Agent. Upon receipt of any Offered Voluntary Prepayment Notice, the Administrative Agent shall promptly notify each relevant Lender thereof. If any Offered Voluntary Prepayment Notice is given, the amount specified in such notice shall be due and payable to the applicable Lenders, subject to the Applicable Price on the applicable Term Loans, on the date specified therein together with accrued interest (on the par principal amount) to but not including such date on the amount prepaid.

(vi)Prior to the delivery of an Offered Voluntary Prepayment Notice, upon written notice to the Administrative Agent, (A) the Borrower may withdraw its offer to make an Offered Voluntary Prepayment pursuant to any Offered Prepayment Option Notice and (B) any Lender may withdraw its offer to participate in any Offered Voluntary Prepayment pursuant to any Lender Participation Notice.

(vii)To the extent not expressly provided for herein, each Offered Voluntary Prepayment shall be consummated pursuant to reasonable procedures (including as to timing, rounding, minimum amounts, Type and Interest Periods and calculation of Applicable Price in accordance with Section 2.8(b)(iii) above) established by the Administrative Agent in consultation with the Borrower. It is understood and agreed that the Borrower may employ a financial institution or other advisor (whether or not an affiliate of the Administrative Agent) to act as an arranger in connection with any Offered Voluntary Prepayment and, in such event, the Administrative Agent agrees, subject to its internal agency policies, to provide such reasonable cooperation as may be requested by the Borrower in order to facilitate communications from such arranger to the Lenders and otherwise to provide access to Lender Participation Notices.

2.9.Mandatory Prepayments.

(a)If on any date the Borrower or any of its Subsidiaries shall receive Net Cash Proceeds from any Asset Sale or Recovery Event then, with respect to an amount equal to 75% of such Net Cash Proceeds (“Allocated Proceeds”; provided that the Borrower or such Subsidiary may instead deem a portion of such Net Cash Proceeds equal to the first 75% of the Total Net Proceeds to the Borrower or such Subsidiary from such Asset Sale or Recovery Event, when and as received, to be the Allocated Proceeds of such Asset Sale or Recovery Event), (i) if such Allocated Proceeds are not Reinvestment Proceeds, such Allocated Proceeds shall be applied on the fifth Business Day after the date such proceeds are received toward the prepayment of the Term Loans or (ii) if such Allocated Proceeds are Reinvestment Proceeds, on each Reinvestment Prepayment Date, an amount equal to the relevant Reinvestment Prepayment Amount shall be applied toward the prepayment of the Term Loans in the manner specified in Section 2.9(c); provided that, notwithstanding clauses (i) and (ii) above, to the extent that the terms of the documentation for any First Lien Notes require that a portion of such Allocated Proceeds be applied to purchase First Lien Notes pursuant to a mandatory offer to purchase such First Lien Notes, such Allocated Proceeds may be applied to prepay Term Loans in accordance with Section 2.9(c) and purchase First Lien Notes on a pro rata basis based on the respective amounts of Term Loans and First Lien Notes then outstanding.

(b)If on any date the Borrower or any of its Subsidiaries shall receive Net Cash Proceeds from any Debt Incurrence Prepayment Event then with respect to an amount equal to 100% of such Net Cash Proceeds shall be applied toward the prepayment of the Term Loans in the manner specified in Section 2.9(c).

(c)The application of any amounts required to be applied to a prepayment of Term Loans pursuant to Section 2.9(a) shall be made on a pro rata basis to each Class of Term Loans then outstanding (except to the extent that any Incremental Activation Notice for any Class of Incremental Term Loans or Extended Term Loans provide that such Incremental Term Loans or Extended Term Loans shall participate on a lesser basis or not participate at all). The application of any amounts required to be applied to a prepayment of Term Loans pursuant to Section 2.9(b) shall be made, at the Borrower's option (by notice to the Administrative Agent), either (i) on a pro rata basis to each Class of Term Loans then outstanding or (ii) to the Term Loans of each Class in direct order of maturity (based on the respective Term Maturity Dates for such Classes) and, if more than one Class of Term Loans has the same Term Maturity Date, on a pro rata basis between such Classes of Term Loans based on the respective principal amount of such Classes of Term Loans then outstanding. Amounts required to be applied to the prepayment of Term Loans of any Class shall be applied first, to ABR Loans of such Class and, second, to Eurodollar Loans of such Class. Each prepayment of the Term Loans under this Section 2.9 shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid.

2.10.Conversion and Continuation Options.

(a)The Borrower may elect from time to time to convert Eurodollar Loans of any Class to ABR Loans of such Class by giving the Administrative Agent at least two Business Days' prior irrevocable notice of such election, provided that any such conversion of Eurodollar Loans may only be made on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert ABR Loans of any Class to Eurodollar Loans of such Class by giving the Administrative Agent irrevocable notice of such election no later than 1:00 P.M. New York City time, on the third Business Day prior to the proposed conversion date (which notice shall specify the length of the initial Interest Period therefor), provided that no ABR Loan may be converted into a Eurodollar Loan when any Event of Default has occurred and is continuing. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.

(b)Any Eurodollar Loan may be continued as such by the Borrower giving irrevocable notice to the Administrative Agent at least three Business Days prior to the expiration of the then current Interest Period, in accordance with the applicable provisions of the term “Interest Period” set forth in Section 1.1, of the length of the next Interest Period to be applicable to such Loans, provided that (i) if so required by the Administrative Agent, no Eurodollar Loan may be continued as such when any Event of Default has occurred and is continuing and (ii) if the Borrower shall fail to give any required notice as described above in this paragraph, the relevant Eurodollar Loans shall be automatically converted to Eurodollar Loans having a one-month Interest Period on the last day of the then expiring

Interest Period. Upon receipt of any such notice, the Administrative Agent shall promptly notify each relevant Lender thereof.

2.11.Limitations on Eurodollar Tranches. Notwithstanding anything to the contrary in this Agreement, all borrowings, conversions and continuations of Eurodollar Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, (a) after giving effect thereto, the aggregate principal amount of the Eurodollar Loans comprising each Eurodollar Tranche shall be equal to $10,000,000 or a whole multiple of $1,000,000 in excess thereof and (b) no more than fifteen Eurodollar Tranches shall be outstanding at any one time.

2.12.Interest Rates and Payment Dates.

(a)Each Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such day plus the Applicable Margin.

(b)Each ABR Loan shall bear interest at a rate per annum equal to the ABR plus the Applicable Margin.

(c)(i) If all or a portion of the principal amount of any Loan or Reimbursement Obligation shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), all outstanding Loans and Reimbursement Obligations (whether or not overdue) shall bear interest at a rate per annum equal to (x) in the case of the Loans, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section plus 2% or (y) in the case of Reimbursement Obligations, the Applicable Margins (based on the Revolving Percentages of the Revolving Lenders in such Reimbursement Obligations) for ABR Loans under the Revolving Facility plus 2%, and (ii) if all or a portion of any interest payable on any Loan or Reimbursement Obligation or any commitment fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to the rate then applicable to ABR Loans of the relevant Class (and, in the case of the amount payable to any Revolving Lender, based on the Applicable Margins then in effect for such Revolving Lender's Revolving Commitments) plus 2% (or, in the case of any such other amounts that do not relate to a particular Class, the rate then applicable to ABR Loans under the Revolving Facility (based on the highest Applicable Margins then in effect for any Revolving Commitments) plus 2%), in each case, with respect to clauses (i) and (ii) above, from the date of such non‑payment until such amount is paid in full (as well after as before judgment).

(d)Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (c) of this Section shall be payable from time to time on demand.

2.13.Computation of Interest and Fees.

(a)Interest and fees payable pursuant hereto shall be calculated on the basis of a 360-day year for the actual days elapsed, except that, with respect to ABR Loans the rate of interest on which is calculated on the basis of the Prime Rate, the interest thereon shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the ABR or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of the effective date and the amount of each such change in interest rate.

(b)Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to Section 2.12(a).

2.14.Inability to Determine Interest Rate. If prior to the first day of any Interest Period:

(a)the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, or

(b)the Administrative Agent shall have received notice from the Majority Facility Lenders in respect of any Class of Loans that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the relevant Lenders as soon as practicable thereafter. If such notice is given, (x) any Eurodollar Loans of the relevant Class requested to be made on the first day of such Interest Period shall be made as ABR Loans, (y) any Loans of the relevant Class that were to have been converted on the first day of such Interest Period to Eurodollar Loans shall be continued as ABR Loans and (z) any outstanding Eurodollar Loans of the relevant Class shall be converted, on the last day of the then-current Interest Period, to ABR Loans. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans of the relevant Class shall be made or continued as such, nor shall the Borrower have the right to convert Loans of the relevant Class to Eurodollar Loans.
2.15.Pro Rata Treatment and Payments.

(a)Except for payments pursuant to Section 2.8(b) (which shall reduce only all installments of principal on the Term Loans prepaid), the amount of each principal prepayment of Term Loans of any Class shall be applied to reduce the then remaining installments of principal of such Class on a pro rata basis based upon the then remaining principal amount of such installments. Amounts repaid or prepaid on account of the Term Loans may not be reborrowed.

(b)All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 1:00 P.M., New York City time, on the due date thereof to the Administrative Agent, for the account of the applicable Lenders, at the Funding Office, in Dollars and in immediately available funds. The Administrative Agent shall distribute such payments to the Lenders entitled thereto promptly upon receipt in like funds as received. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, Reimbursement Obligations, interest, fees and other amounts then due and payable by the Borrower hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and Reimbursement Obligations then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and Reimbursement Obligations then due to such parties, and (iii) third, towards the payment of all other amounts then due hereunder, ratably among the parties entitled thereto in accordance with the amount of such amounts then due to such parties. If any payment hereunder (other than payments on the Eurodollar Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. In the case of any extension of any payment of principal pursuant to the preceding two sentences, interest thereon shall be payable at the then applicable rate during such extension.

(c)Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the greater of (i) the daily average Federal Funds Effective Rate for the period until such Lender makes such amount immediately available to the Administrative Agent and (ii) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this paragraph shall be conclusive in the absence of manifest error. If such Lender's share of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days of such Borrowing Date, the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to ABR Loans of the relevant Class, on demand, from the Borrower. Nothing in this paragraph shall be deemed to limit the rights of the Administrative Agent or the Borrower against any Lender.

(d)Unless the Administrative Agent shall have been notified in writing by the Borrower prior to the date of any payment being made hereunder that the Borrower will not make such payment to the Administrative Agent, the Administrative Agent may assume that the Borrower is making such payment, and the Administrative Agent may, but shall not be required to, in reliance upon such assumption, make available to the Lenders their respective shares of a corresponding amount. If such payment is not made to the Administrative Agent by the Borrower within three Business Days of such required date, the Administrative Agent shall be entitled to recover, on demand, from each Lender to which any amount which was made available pursuant to the preceding sentence, such amount with interest thereon at the rate per annum equal to the daily average Federal Funds Effective Rate. Nothing herein shall be deemed to limit the rights of the Administrative Agent or any Lender against the Borrower.

(e)If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Section 2, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Loan set forth in Section 5.2 are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

2.16.Requirements of Law.

(a)If ~~the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether~~

~~or not having the force of law) from any central bank or other Governmental Authority made subsequent to the Original Restatement Effective Date:~~ any Change in Law:

(i)shall subject any Lender (including any Issuing Lender) to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any Application or any Eurodollar Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes covered by Section 2.17 and changes in the rate of tax on the overall net income of such Lender);

(ii)shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender that is not otherwise included in the determination of the Eurodollar Rate hereunder; or

(iii)shall impose on such Lender or Issuing Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender or Issuing Lender, by an amount that such Lender or Issuing Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or issuing or participating in Letters of Credit, or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay such Lender or Issuing Lender, upon its demand, any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable. If any Lender or Issuing Lender becomes entitled to claim any additional amounts pursuant to this paragraph, it shall promptly notify the Borrower (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled.
(b)If any Lender or Issuing Lender shall have determined that ~~the adoption of or~~ any ~~change in any Requirement of~~Change in Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender ~~with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the Original Restatement Effective Date~~therewith shall have the effect of reducing the rate of return on such Lender's or Issuing Lender's or such corporation's capital as a consequence of its obligations hereunder or under or in respect of any Letter of Credit to a level below that which such Lender or Issuing Lender or such corporation could have achieved but for such ~~adoption, change or compliance~~Change in Law (taking into consideration such Lender's or Issuing Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender or Issuing Lender to be material, then from time to time, after submission by such Lender or Issuing Lender to the Borrower (with a copy to the Administrative Agent) of a written request therefor, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or Issuing Lender for such reduction; provided that the Borrower shall not be required to compensate a Lender or Issuing Lender pursuant to this paragraph for any amounts incurred more than six months prior to the date that such Lender or Issuing Lender notifies the Borrower of such Lender's or Issuing Lender's intention to claim compensation therefor; and provided further that, if the circumstances giving rise to such claim have a retroactive effect, then such six-month period shall be extended to include the period of such retroactive effect.

(c)A certificate as to any additional amounts payable pursuant to this Section submitted by any Lender or Issuing Lender to the Borrower (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest error. The obligations of the Borrower pursuant to this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

2.17.Taxes.

(a)All payments made by the Borrower under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Administrative Agent or any Lender as a result of a present or former connection between the Administrative Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Administrative Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Loan Document). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“Non-Excluded Taxes”) or Other Taxes are required to be withheld from any amounts payable to the Administrative Agent or any Lender hereunder, the amounts so payable to the Administrative Agent or such Lender shall be increased to the extent necessary to yield to the Administrative Agent or such Lender (after payment of all Non-Excluded Taxes and Other Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement, provided, however, that the Borrower shall not be required to increase any such amounts payable to any Lender with respect to any Non-Excluded Taxes (i) that are attributable to such Lender's failure to comply with the requirements of paragraph (d) or (e) of this Section or (ii) that are United States withholding taxes imposed on amounts payable to such Lender at the time the Lender becomes a party to this Agreement, except to the extent that such Lender's assignor (if any) was entitled, at the time of assignment, to receive additional amounts from the Borrower with respect to such Non-Excluded Taxes pursuant to this paragraph.

(b)In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c)Whenever any Non-Excluded Taxes or Other Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Administrative Agent for its own account or for the account of the relevant Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes or Other Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Administrative Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure.

(d)Each Lender (or Transferee) that is not a “U.S. Person” as defined in Section 7701(a)(30) of the Code (a “Non-U.S. Lender”) shall deliver to the Borrower and the Administrative Agent (or, in the case of a Participant, to the Lender from which the related participation shall have been purchased) two copies of either U.S. Internal Revenue Service Form W-8BEN or Form W-8ECI, or, in the case of a Non-U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest”, a statement substantially in the form of Exhibit F and a Form W-8BEN, or any subsequent versions thereof or successors thereto, properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from U.S. federal withholding tax on all payments by the Borrower under this Agreement and the other Loan Documents. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement (or, in the case of any Participant, on or before the date such Participant purchases the related participation). In addition, each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. Each Non-U.S. Lender shall promptly notify the Borrower at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purpose). The inability of a Non-U.S. Lender (or a Transferee) to deliver any form pursuant to this Section 2.17(d) as a result of a change in law after the date such Lender (or a Transferee) becomes a Lender (or a Transferee) hereunder or as a result of a change in circumstances of the Borrower or the use of proceeds of such Lender's (or Transferee's) Loans shall not constitute a failure to comply with this Section 2.17(d) and accordingly the indemnities to which such Person is entitled pursuant to this Section 2.17 shall not be affected as a result of such inability. If a Lender (or Transferee) as to which the preceding sentence does not apply is unable to deliver any form pursuant to this Section 2.17(d), the sole consequence of such failure to deliver as a result of such inability shall be that the indemnity described in Section 2.17(a) hereof for any Non-Excluded Taxes shall not be available to such Lender or Transferee with respect to the period that would otherwise be covered by such form.

(e)A Lender that is entitled to an exemption from non-U.S. withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Borrower, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding, provided that such Lender is legally entitled to complete, execute and deliver such documentation and in such Lender's judgment such completion, execution or submission would not materially prejudice the legal position of such Lender.

(f)Any Lender (or Transferee) claiming any indemnity payment or additional amounts payable pursuant to Section 2.17(a) shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document reasonably requested in writing by the Borrower if the making of such a filing would avoid the need for or reduce the amount of any such indemnity payment or additional amounts that may thereafter accrue.

(g)The agreements in this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

2.18.Indemnity. The Borrower agrees to indemnify each Lender and to hold each Lender harmless from any loss or expense that such Lender may sustain or incur as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrower in making any prepayment of or conversion from Eurodollar Loans after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment of Eurodollar Loans on a day that is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest that would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) that would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market; provided that such calculation may not take into account any Eurodollar “floor”. A certificate as to any amounts payable pursuant to this Section submitted to the Borrower by any Lender shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

2.19.Change of Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 2.16 or 2.17(a) with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event with the object of avoiding the consequences of such event; provided, that such designation is made on terms that, in the sole judgment of such Lender, cause such Lender and its lending office(s) to suffer no economic, legal or regulatory disadvantage, and provided, further, that nothing in this Section shall affect or postpone any of the obligations of any Borrower or the rights of any Lender pursuant to Section 2.16 or 2.17(a).

2.20.Replacement of Lenders. The Borrower shall be permitted to replace any Lender that (a) requests reimbursement for amounts owing pursuant to Section 2.16 or 2.17(a) or (b) becomes a Defaulting Lender, with a replacement financial institution; provided that (i) such replacement does not conflict with any Requirement of Law, (ii) no Event of Default shall have occurred and be continuing at the time of such replacement, (iii) in the case of clause (a), prior to any such replacement, such Lender shall have taken no action under Section 2.19 which has eliminated the continued need for payment of amounts owing pursuant to Section 2.16 or 2.17(a), (iv) the replacement financial institution shall purchase, at par, all Loans and other amounts owing to such replaced Lender on or prior to the date of replacement, (v) the Borrower shall be liable to such replaced Lender under Section 2.18 if any Eurodollar Loan owing to such replaced Lender shall be purchased other than on the last day of the Interest Period relating thereto, (vi) the replacement financial institution, if not already a Lender, shall be reasonably satisfactory to the Administrative Agent (and, if a Revolving Commitment is being assigned, such replacement financial institution, if not previously a Revolving Lender that is not a Defaulting Lender, shall be reasonably satisfactory to the Administrative Agent and each Issuing Lender), (vii) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 10.6 (provided that the Borrower shall be obligated to pay the registration and processing fee referred to therein), (viii) until such time as such replacement shall be consummated, the Borrower shall pay all additional amounts (if any) required pursuant to Section 2.16 or 2.17(a), as the case may be, and (ix) any such replacement shall not be deemed to be a waiver of any rights that the Borrower, the Agents or any other Lender shall have against the replaced Lender.

In the event that any Lender (a “Non-Consenting Lender”) fails to consent to any proposed amendment, modification, termination, waiver or consent with respect to any provision hereof or of any other Loan Document that requires the unanimous approval of all of the Lenders or the approval of all of the Lenders directly affected thereby, in each case in accordance with the terms of Section 10.1, the Borrower shall be permitted to replace such Non-Consenting Lender with a replacement financial institution satisfactory to the Administrative Agent (if such replacement financial institution was not already a Lender) and, if such replacement involves the assignment of a Revolving Commitment to a Person other than a Revolving Lender that is not a Defaulting Lender, the Administrative Agent and each Issuing Lender, so long as the consent of the Required Lenders shall have been obtained with respect to such amendment, modification, termination, waiver or consent; provided that (i) such replacement does not conflict with any applicable law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, (ii) the replacement financial institution shall purchase, at par, all Loans and other amounts owing to the Non-Consenting Lender pursuant to the Loan Documents on or prior to the date of replacement, (iii) the replacement financial institution shall approve the proposed amendment, modification, termination, waiver or consent, (iv) the Borrower shall be liable to the Non-Consenting Lender under Section 2.18 if any Eurodollar Loan owing to the Non-Consenting Lender shall be purchased other than on the last day of the Interest Period relating thereto, (v) the Non-Consenting Lender shall be obligated to make such replacement in accordance with the provisions of Section 10.6(c) (provided that the Borrower shall be obligated to pay the registration and processing fee referred to therein), (vi) until such time as such replacement shall be consummated, the Borrower shall pay to the Non-Consenting Lender all additional amounts (if any) required pursuant to Section 2.16, 2.17 or 2.18, as the case may be, (vii) the Borrower provides at least three Business Days' prior notice to the Non-Consenting Lender, and (viii) any such replacement shall not be deemed to be a waiver of any rights that the Borrower, the Administrative Agent or any other Lender shall have against the Non-Consenting Lender. In the event any Non-Consenting Lender fails to execute the agreements required under Section 10.6 in connection with an assignment pursuant to this Section 2.20, the Borrower may, upon two Business Days' prior notice to the Non-Consenting Lender, execute such agreements on behalf of the Non-Consenting Lender.
2.21.Defaulting Lenders.

(a)Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Revolving Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:

(i)Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 8.2 or otherwise, and including any amounts made available to the Administrative Agent by that Defaulting Lender pursuant to Section 10.7), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by that Defaulting Lender to each Issuing Lender and Swingline Lender hereunder; third, if so determined by the Administrative Agent or requested by an Issuing Lender or Swingline Lender, to be held as Cash Collateral for future funding obligations of that Defaulting Lender of any participation in any Swingline Loan or Letter of Credit based upon the Fronting Exposure arising from that Defaulting Lender; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Revolving Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund Revolving Loans under this Agreement; sixth, to the payment of any amounts owing to the Lenders, the Issuing Lender or Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the Issuing Lender or Swingline Lender against that Defaulting Lender as a result of that Defaulting Lender's breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against that Defaulting Lender as a result of that Defaulting Lender's breach of its obligations under this Agreement; and eighth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or any unreimbursed drawing under any Letter of Credit in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such Loans were made or Letters of Credit were issued at a time when the conditions set forth in Section 5.2 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and unreimbursed drawings under Letters of Credit owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or unreimbursed drawings under Letters of Credit owed to, that Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.21(a)(i) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto.

(ii)Certain Fees. That Defaulting Lender (x) shall not be entitled to receive any commitment fee pursuant to Section 2.6(a) for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender during such period) (and the Borrower shall (A) be required to pay to each applicable Issuing Lender and the Swingline Lender, as applicable, the amount of such fee allocable to its Fronting Exposure arising from that Defaulting Lender and (B) not be required to pay the remaining amount of such fee that otherwise would have been required to have been paid to that Defaulting Lender, in each case, during such period that such Lender is a Defaulting Lender) and (y) shall be limited in its right to receive fees in respect of Letters of Credit as provided in Section 3.3(a).

(iii)Reallocation of Revolving Percentages to Reduce Fronting Exposure. During any period in which there is a Defaulting Lender, for purposes of computing the amount of the obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit or Swingline Loans pursuant to Sections 2.5 and 3.4, the “Revolving Percentage” of each non-Defaulting Lender shall be computed without giving effect to the Revolving Commitment of that Defaulting Lender (but subject to the other limitations contained in the definition of Revolving Percentage relating to Later Expiring Letters of Credit); provided, that (i) each such reallocation shall be given effect only if, at the date the applicable Lender becomes a Defaulting Lender, no Default or Event of Default exists; and (ii) the aggregate obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit and Swingline Loans shall not exceed the positive difference, if any, of (1) the Revolving Commitment of that non-Defaulting Lender minus (2) the aggregate outstanding amount of the Revolving Loans of that Lender.

(b)Defaulting Lender Cure. If the Borrower, the Administrative Agent, Swingline Lender and each Issuing Lender agree in writing in their sole discretion that a Defaulting Lender no longer falls under the definition of Defaulting Lender, the Administrative Agent will so notify the Revolving Lenders, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase that portion of outstanding Revolving Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Revolving Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held on a pro rata basis by the Revolving Lenders in accordance with their Revolving Percentages (without giving effect to Section 2.21(a)(iii) but giving effect to the other limitations set forth in the definition of Revolving Percentage relating to Later Expiring Letters of Credit), whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender's having been a Defaulting Lender.

2.22.Obligations of Lenders Several.    The obligations of the Lenders hereunder to make Term Loans and Revolving Loans, to fund participations in Letters of Credit and Swingline Loans, as applicable, and to make payments pursuant to Section 9.7 are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 9.7 on any date required hereunder shall not relieve any other Lender of its corresponding obligation (if any) to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 9.7.

SECTION 3LETTERS OF CREDIT

3.1.L/C Commitment.

(a)Subject to the terms and conditions hereof, each Issuing Lender, in reliance on the agreements of the other Revolving Lenders set forth in Section 3.4(a), agrees to issue letters of credit (“Letters of Credit”) for the account of the Borrower on any Business Day during a Revolving Commitment Period in such form as may be approved from time to time by such Issuing Lender (it being understood that any commercial Letter of Credit shall provide for sight drafts and not bankers acceptances); provided that no Issuing Lender shall issue any Letter of Credit if, after giving effect to such issuance, (i) the L/C Obligations would exceed the L/C Commitment or (ii) the aggregate amount of the Available Revolving Commitments would be less than zero. Each Letter of Credit shall (i) be denominated in Dollars, (ii) unless otherwise agreed by the Administrative Agent and the relevant Issuing Lender, have a face amount of at least $5,000 and (iii) expire no later than the earlier of (x) the first anniversary of its date of issuance and (y) the date that is five Business Days prior to the then latest Revolving Termination Date, provided that any Letter of Credit with a one-year term may provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in clause (y) above). Each Existing Letter of Credit shall be deemed to be issued pursuant to this Section 3.1(a) on the Restatement Effective Date.

(b)No Issuing Lender shall be obligated to issue any Letter of Credit hereunder if:

(i) such issuance would conflict with, or cause such Issuing Lender or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law; or

(ii) any Lender is at that time a Defaulting Lender, unless such Issuing Lender has entered into arrangements, including, if requested, the delivery of Cash Collateral, reasonably satisfactory to the Issuing Lender with the Borrower or such Lender to eliminate such Issuing Lender's actual or potential Fronting Exposure (after giving effect to Section 2.21(a)(iii)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Obligations as to which such Issuing Lender has actual or potential Fronting Exposure, as it may elect in its sole discretion.

3.2.Procedure for Issuance of Letter of Credit. The Borrower may from time to time request that any Issuing Lender issue a Letter of Credit by delivering to such Issuing Lender an Application therefor, completed to the satisfaction of such Issuing Lender, and such other certificates, documents and other papers and information as such Issuing Lender may request. Upon receipt of any Application, the relevant Issuing Lender will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall such Issuing Lender be required to issue any Letter of Credit earlier than three (3) Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed to by such Issuing Lender and the Borrower. The relevant Issuing Lender shall furnish a copy of such Letter of Credit to the Borrower promptly following the issuance thereof. The relevant Issuing Lender shall promptly furnish to the Administrative Agent, which shall in turn promptly furnish to the Lenders, notice of the issuance of each Letter of Credit (including the amount thereof).

3.3.Fees and Other Charges.

(a)The Borrower will pay a fee for the benefit of each Revolving Lender on all outstanding Letters of Credit at a per annum rate equal to the product of (i) the Applicable Margin then in effect with respect to Eurodollar Loans made pursuant to the Revolving Commitment of such Revolving Lender and (ii) such Revolving Lender's daily Revolving Percentage of the undrawn and unexpired amount of each Letters of Credit, payable quarterly in arrears on each L/C Fee Payment Date after the issuance date; provided, however, (x) the Borrower shall pay all accrued Letter of Credit fees through the Amendment No. 2 Effective Date on the Amendment No. 2 Effective Date and (y) for the avoidance of doubt, any such fees otherwise payable for the account of a Defaulting Lender with respect to any Letter of Credit as to which such Defaulting Lender has not provided Cash Collateral satisfactory to the Issuing Lender pursuant to this Section 3 shall be payable, to the maximum extent permitted by applicable Law, to the other Revolving Lenders in accordance with the upward adjustments in their respective Revolving Percentages allocable to such Letter of Credit pursuant to Section 2.21(a)(iii), with the balance of such fee, if any, payable to the Issuing Lender for its own account. In addition, the Borrower shall pay to the relevant Issuing Lender for its own account a fronting fee with respect to each Letter of Credit at a per annum rate of 0.125% or a lower rate separately agreed between the Borrower and such Issuing Lender on the undrawn and unexpired amount of each Letter of Credit issued by such Issuing Lender, payable quarterly in arrears on each L/C Fee Payment Date after the relevant issuance date.

(b)In addition to the foregoing fees, unless otherwise agreed by the relevant Issuing Lender, the Borrower shall pay or reimburse each Issuing Lender for such normal and customary costs and expenses as are incurred or charged by such Issuing Lender in issuing, negotiating, effecting payment under, amending or otherwise administering any Letter of Credit issued by it.

3.4.L/C Participations.

(a)Each Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce the Issuing Lenders to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from each Issuing Lender, on the terms and conditions hereinafter stated, for such L/C Participant's own account and risk an undivided interest equal to such L/C Participant's Revolving Percentage in each Issuing Lender's obligations and rights under each Letter of Credit issued by it hereunder and the amount of each draft paid by such Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with each Issuing Lender that, if a draft is paid under any Letter of Credit issued by such Issuing Lender for which such Issuing Lender is not reimbursed in full by the Borrower in accordance with the terms of this Agreement, such L/C Participant shall pay to such Issuing Lender through the Administrative Agent upon demand an amount equal to such L/C Participant's Revolving Percentage of the amount of such draft, or any part thereof, that is not so reimbursed. Each L/C Participant's obligation to make such payment to such Issuing Lender as contemplated by this Section 3.4(a), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against such Issuing Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default or Event of Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing. No such payment by any

L/C Participant shall relieve or otherwise impair the obligation of the Borrower to reimburse such Issuing Lender for the amount of any payment made by such Issuing Lender under any Letter of Credit, together with interest as provided herein.

(b)If any amount required to be paid by any L/C Participant to any Issuing Lender pursuant to Section 3.4(a) in respect of any unreimbursed portion of any payment made by such Issuing Lender under any Letter of Credit is paid to such Issuing Lender within three (3) Business Days after the date such payment is due, such L/C Participant shall pay to such Issuing Lender on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds Effective Rate during the period from and including the date such payment is required to the date on which such payment is immediately available to such Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any L/C Participant pursuant to Section 3.4(a) is not made available to the relevant Issuing Lender by such L/C Participant within three (3) Business Days after the date such payment is due, such Issuing Lender shall be entitled to recover from such L/C Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to ABR Loans under the Revolving Commitments of such Lender. A certificate of the relevant Issuing Lender submitted to any L/C Participant with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error.

(c)Whenever, at any time after the relevant Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant its pro rata share of such payment in accordance with Section 3.4(a), such Issuing Lender receives any payment through the Administrative Agent related to such Letter of Credit (whether directly from the Borrower or otherwise, including proceeds of collateral applied thereto by such Issuing Lender), or any payment of interest on account thereof, the Administrative Agent will distribute to each such Issuing Lender will distribute to each L/C Participant its pro rata share thereof; provided, however, that in the event that any such payment received by such Issuing Lender shall be required to be returned by such Issuing Lender, such L/C Participant shall return to the Administrative Agent the portion thereof previously distributed by such Issuing Lender to it.

3.5.Reimbursement Obligation of the Borrower. If any draft is paid under any Letter of Credit, the Borrower shall reimburse the relevant Issuing Lender for the amount of (a) the draft so paid and (b) any taxes, fees, charges or other costs or expenses incurred by such Issuing Lender in connection with such payment, not later than 1:00 P.M., New York City time, on the day that the Borrower receives notice of payment of such draft. Each such payment shall be made to the relevant Issuing Lender in lawful money of the United States and in immediately available funds. Interest shall be payable on any and all amounts remaining unpaid by the Borrower under this Section from the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) (or from the date the relevant draft is paid, if notice thereof is received by the Borrower prior to 10:00 A.M., New York City time, on such date) until payment in full at the rate set forth in (i) until the second Business Day following the date of the applicable drawing, Section 2.12(b) and (ii) thereafter, Section 2.12(c).

3.6.Obligations Absolute. The Borrower's obligations under this Section 3 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment that the Borrower may have or have had against any Issuing Lender, any beneficiary of a Letter of Credit or any other Person. The Borrower also agrees with each Issuing Lender and L/C Participant that no Issuing Lender or L/C Participant shall be responsible for, and the Borrower's Reimbursement Obligations under Section 3.5 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee. No Issuing Lender shall be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions found by a final non-appealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the relevant Issuing Lender. The Borrower agrees that any action taken or omitted by any Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the New York UCC, shall be binding on the Borrower and shall not result in any liability of any Issuing Lender to the Borrower.

3.7.Letter of Credit Payments. If any draft shall be presented for payment under any Letter of Credit, the relevant Issuing Lender shall promptly notify the Borrower of the date and amount thereof. The responsibility of each Issuing Lender to the Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are substantially in conformity with such Letter of Credit.

3.8.Cash Collateral.

(a)Certain Credit Support Events. Upon the request of the Administrative Agent or any Issuing Lender (i) if an Issuing Lender has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in a Reimbursement Obligation, or (ii) if, as of the date the Total Revolving Commitment has terminated, any Letter of Credit or Reimbursement Obligation for any reason remains outstanding, the Borrower shall, in each case, promptly but in any event within two Business Days of demand, Cash Collateralize the then outstanding amount of all Letters of Credit and Reimbursement Obligations. At any time that there shall exist a Defaulting Lender, forthwith upon the request of the Administrative Agent, any Issuing Lender or the Swingline Lender, the Borrower shall deliver to the Administrative Agent Cash Collateral in an amount sufficient to cover all Fronting Exposure (after giving effect to Section 2.21(a)(iii) and any Cash Collateral provided by the Defaulting Lender). If at any time the Administrative Agent determines that any funds held as Cash Collateral are subject to any right or claim of any Person other than the Administrative Agent or that the total amount of such funds is less than the aggregate outstanding of obligations required to be Cash Collateralized, the Borrower will, promptly but in any event within two Business Days of demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited as Cash Collateral, an amount equal to the excess of (x) such aggregate amount required to be Cash Collateralized over (y) the total amount of funds, if any, then held as Cash Collateral that the Administrative Agent determines to be free and clear of any such right and claim. Upon the drawing of any Letter of Credit for which funds are on deposit as Cash Collateral, such funds shall be applied, to the extent permitted under applicable Laws, to reimburse the applicable Issuing Lender.

(b)Grant of Security Interest. All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked, non-interest bearing deposit accounts at the Administrative Agent. The Borrower, and to the extent provided by any Lender, such Lender, hereby grant to (and subject to the control of) the Administrative Agent, for the benefit of the Administrative Agent, each Issuing Lender and the Swingline Lender, and agree to maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to clause (c) below.

(c)Application. Notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, Cash Collateral provided in respect of Letters of Credit or Swingline Loans shall be held and upon the occurrence and continuation of an Event of Default applied to the satisfaction of the specific Letters of Credit, Reimbursement Obligations, Swingline Loans, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may be provided for in the Loan Documents.

(d)Release. Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Lender (or, as appropriate, its assignee following compliance with Section 10.6(b)) or (ii) the Administrative Agent's good faith determination that there exists excess Cash Collateral; provided, however, (x) that Cash Collateral furnished by or on behalf of the Borrower shall not be released during the continuance of a Default or Event of Default (and following application as provided in clause (c) above may be otherwise applied in accordance with the Loan Documents), and (y) the Person providing Cash Collateral and the Issuing Lender or Swingline Lender, as applicable, may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations.

3.9.Applications. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Section 3, the provisions of this Section 3 shall apply.

3.10.Applicability of ISP and UCP. Unless otherwise expressly agreed by the relevant Issuing Lender and the Borrower when a Letter of Credit is issued, (i) the rules of the ISP shall apply to each standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance shall apply to each commercial Letter of Credit.

SECTION 4REPRESENTATIONS AND WARRANTIES

To induce the Administrative Agent and the Lenders to enter into this Agreement and to make the Loans and issue or participate in the Letters of Credit, Holdings and the Borrower hereby jointly and severally represent and warrant to the Administrative Agent and each Lender that:
4.1.Financial Condition. The condensed consolidating balance sheet information for the Borrower and its Subsidiaries as at December 31, 2011 and the related condensed consolidating statement of operations and cash flows information for the Borrower and its Subsidiaries for the fiscal year ended on such date, as included in Footnote 26 to the audited consolidated financial statements of CCI as at, and for the year ended, December 31, 2011, have been prepared based on the best information available to the Borrower as of the date of delivery thereof, and present fairly the consolidated financial condition of the Borrower as at such date, and the consolidated results of its operations and its consolidated cash flows for the period then ended on the basis described therein. Such financial information has been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by KPMG and disclosed therein or as otherwise disclosed therein). As of the Restatement Effective Date, the Borrower and its Subsidiaries do not have any material Guarantee Obligations, contingent liabilities and liabilities for taxes, or any long-term leases or unusual forward or long-term commitments, including any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives, that are not reflected in such financial statements of CCI.

4.2.No Change. Since December 31, 2011 there has been no event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect.

4.3.Existence; Compliance with Law. Each of Holdings, the Borrower and its Subsidiaries (a) except in the case of any Shell Subsidiary and any former Shell Subsidiary until it becomes a Loan Party pursuant to Section 6.9, is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign entity and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification and (d) is in compliance with all Requirements of Law, in each case with respect to clauses (b), (c) and (d), except as could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.4.Power; Authorization; Enforceable Obligations. Each Loan Party has the power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and, in the case of the Borrower, to borrow hereunder. Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of the Borrower, to authorize the borrowings on the terms and conditions of this Agreement. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or any of the Loan Documents, other than those that have been obtained or made and are in full force and effect. Each Loan Document has been duly executed and delivered on behalf of each Loan Party party thereto. This Agreement constitutes, and each other Loan Document upon execution will constitute, a valid and legally binding obligation of each Loan Party party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

4.5.No Legal Bar. The execution, delivery and performance of this Agreement and the other Loan Documents, the issuance of Letters of Credit, the borrowings hereunder and the use of the proceeds thereof, will not violate any material Requirement of Law or any material Contractual Obligation of any Designated Holding Company, the Borrower or any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Guarantee and Collateral Agreement or permitted by Section 7.3(g) or (o)).

4.6.Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of Holdings or the Borrower, threatened by or against Holdings, the Borrower or any of its Subsidiaries, or against any of their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) that could reasonably be expected to have a Material Adverse Effect.

4.7.No Default. None of Holdings, the Borrower or any of its Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect that could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

4.8.Ownership of Property; Liens. Each of Holdings, the Borrower and its Subsidiaries has marketable title to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its other property (in each case except as could not reasonably be expected to have a Material Adverse Effect), and none of such property is subject to any Lien except Liens not prohibited by Section 7.3.

4.9.Intellectual Property. Each of Holdings, the Borrower and each of its Subsidiaries owns, or is licensed to use, all Intellectual Property necessary for the conduct of its business as currently conducted, except as could not reasonably be expected to have a Material Adverse Effect. No claim has been asserted and is pending by any Person challenging or questioning the use, validity or effectiveness of any Intellectual Property owned or licensed by Holdings, the Borrower or any of its Subsidiaries that could reasonably be expected to result in a breach of the representation and warranty set forth in the first sentence of this Section 4.9, nor does the Borrower know of any valid basis for any such claim. The use of all Intellectual Property necessary for the conduct of the business of the Borrower and its Subsidiaries, taken as a whole, does not infringe on the rights of any Person in such a manner that could reasonably be expected to result in a breach of the representation and warranty set forth in the first sentence of this Section 4.9.

4.10.Taxes. Each of Holdings, the Borrower and each of its Subsidiaries (other than Shell Subsidiaries) has filed or caused to be filed all federal, state and other material tax returns that are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than those with respect to which the amount or validity thereof are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of Holdings, the Borrower or its Subsidiaries, as the case may be).

4.11.Federal Regulations. No part of the proceeds of any Loans will be used (a) for “buying” or “carrying” any “margin stock” within the respective meanings of each of the quoted terms under Regulation U as now and from time to time hereafter in effect or for any purpose that violates the provisions of the Regulations of the Board. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1, as applicable, referred to in Regulation U.

4.12.Labor Matters. Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect: (a) there are no strikes or other labor disputes against Holdings, the Borrower or any of its Subsidiaries pending or, to the knowledge of Holdings or the Borrower, threatened; (b) hours worked by, and payment made to, employees of Holdings, the Borrower and its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Requirement of Law dealing with such matters; and (c) all payments due from Holdings, the Borrower or any of its Subsidiaries on account of employee health and welfare insurance have been paid or accrued as a liability on the books of Holdings, the Borrower or the relevant Subsidiary.

4.13.ERISA. Neither a Reportable Event nor an “accumulated funding deficiency” (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No termination of a Single Employer Plan has occurred, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by more than $1,000,000. Neither any Loan Party nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan that has resulted or could reasonably be expected to result in a material liability under ERISA, and neither any Loan Party nor, to any Loan Party's knowledge, any Commonly Controlled Entity would become subject to any material liability under ERISA if any Loan Party or any Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No Multiemployer Plan of any Loan Party or any Commonly Controlled Entity is in Reorganization or Insolvent.

4.14.Investment Company Act; Other Regulations. No Loan Party is an “investment company”, or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended. No Loan Party is subject to regulation under any Requirement of Law (other than Regulation X of the Board) that limits its ability to incur Indebtedness.

4.15.Subsidiaries. As of the Restatement Effective Date and, following the Restatement Effective Date, as of the date of the most recently delivered Compliance Certificate pursuant to Section 6.2(b), (a) Schedule 4.15 (as modified by such Compliance Certificate) sets forth the name and jurisdiction of organization of each Designated Holding Company, the Borrower and each of the Borrower's Subsidiaries (except any Shell Subsidiary) and, as to each such Person, the percentage of each class of Equity Interests owned by Holdings, the Borrower and each of the Borrower's Subsidiaries, and (b) except as set forth on Schedule 4.15 (as modified by such Compliance Certificate), there are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments of any nature relating to any Equity Interests of the Borrower or any of its Subsidiaries (except any Shell Subsidiary), except as created by the Loan Documents.

4.16.Use of Proceeds. The proceeds of the Revolving Loans and any Incremental Term Loans, and the Letters of Credit, shall be used for general purposes, including to finance permitted Investments and permitted distributions to redeem Indebtedness of parent companies of the Borrower.

4.17.Environmental Matters. Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect:

(a)the facilities and properties owned, leased or operated by Holdings, the Borrower or any of its Subsidiaries (the “Properties”) do not contain, and have not previously contained, any Materials of Environmental Concern in amounts or concentrations or under circumstances that constitute or constituted a violation of, or could give rise to liability under, any Environmental Law;

(b)neither Holdings, the Borrower nor any of its Subsidiaries has received or is aware of any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the business operated by Holdings, the Borrower or any of its Subsidiaries (the “Business”), nor does Holdings or the Borrower have knowledge or reason to believe that any such notice will be received or is being threatened;

(c)Materials of Environmental Concern have not been transported or disposed of from the Properties in violation of, or in a manner or to a location that could give rise to liability under, any Environmental Law, nor have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of the Properties in violation of, or in a manner that could give rise to liability under, any applicable Environmental Law;

(d)no judicial proceeding or governmental or administrative action is pending or, to the knowledge of Holdings and the Borrower, threatened, under any Environmental Law to which Holdings, the Borrower or any Subsidiary is or will be named as a party with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the Business;

(e)there has been no release or threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations of Holdings, the Borrower or any Subsidiary in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws;

(f)the Properties and all operations at the Properties are in compliance, and have in the last five years been in compliance, with all applicable Environmental Laws, and there is no contamination at, under or about the Properties or violation of any Environmental Law with respect to the Properties or the Business; and

(g)neither Holdings, the Borrower nor any of its respective Subsidiaries has assumed any liability of any other Person under Environmental Laws.

4.18.Certain Cable Television Matters. Except as, in the aggregate, could not reasonably be expected to result in a Material Adverse Effect:

(a)(i) Holdings, the Borrower and its Subsidiaries possess all Authorizations necessary to own, operate and construct the CATV Systems or otherwise for the operations of their businesses and are not in violation thereof and (ii) all such Authorizations are in full force and effect and no event has occurred that permits, or after notice or lapse of time could permit, the revocation, termination or material and adverse modification of any such Authorization;

(b)neither Holdings, the Borrower nor any of its Subsidiaries is in violation of any duty or obligation required by the Communications Act of 1934, as amended, or any FCC rule or regulation applicable to the operation of any portion of any of the CATV Systems;

(c)(i) there is not pending or, to the best knowledge of Holdings or the Borrower, threatened, any action by the FCC to revoke, cancel, suspend or refuse to renew any FCC License held by Holdings, the Borrower or any of its Subsidiaries and (ii) there is not pending or, to the best knowledge of the Borrower, threatened, any action by the FCC to modify adversely, revoke, cancel, suspend or refuse to renew any other Authorization; and

(d)there is not issued or outstanding or, to the best knowledge of Holdings and the Borrower, threatened, any notice of any hearing, violation or complaint against Holdings, the Borrower or any of its Subsidiaries with respect to the operation of any portion of the CATV Systems and neither Holdings nor the Borrower has any knowledge that any Person intends to contest renewal of any Authorization.

4.19.Accuracy of Information, Etc. No statement or information (other than projections and pro forma financial information) contained in this Agreement, any other Loan Document,

or any other document, certificate or statement furnished by or on behalf of any Loan Party to the Agents or the Lenders, or any of them, for use in connection with the transactions contemplated by this Agreement or the other Loan Documents, as supplemented and updated from time to time (including through the filing of reports with the SEC) prior to the date this representation and warranty is made or deemed made and when taken as a whole with other such statements and information, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading. The projections and pro forma financial information contained in the materials referenced above are based upon good faith estimates and assumptions believed by management of the Borrower to be reasonable at the time made, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount. There is no fact known to any Loan Party (other than information of a general economic or political nature) that could reasonably be expected to have a Material Adverse Effect that has not been expressly disclosed herein, in the other Loan Documents, in reports filed with the SEC or in any other documents, certificates and statements furnished to the Agents and the Lenders for use in connection with the transactions contemplated hereby and by the other Loan Documents.

4.20.Security Interests.

(a)The Guarantee and Collateral Agreement is effective to create or continue, as applicable, in favor of the Administrative Agent, for the benefit of the Secured Parties (as defined in the Guarantee and Collateral Agreement), a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof. In the case of certificated Pledged Stock (constituting securities within the meaning of Section 8-102(a)(15) of the New York UCC) described in the Guarantee and Collateral Agreement, when certificates representing such Pledged Stock are delivered to the Administrative Agent, and in the case of the other Collateral described in the Guarantee and Collateral Agreement, when financing statements in appropriate form are filed in the offices specified on Schedule 4.20(a), the Guarantee and Collateral Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the parties thereto in such Collateral and the proceeds thereof, as security for the Obligations (as defined in the Guarantee and Collateral Agreement), in each case prior and superior in right to any other Person, other than with respect to Liens not prohibited by Section 7.3.

(b)None of the Equity Interests of the Borrower and its Subsidiaries which are limited liability companies or partnerships constitutes a security under Section 8-103 of the New York UCC or the corresponding code or statute of any other applicable jurisdiction.

4.21.Solvency. The Borrower and its Subsidiaries, taken as a whole, are, and after giving effect to the financing transactions referred to herein will be and will continue to be, Solvent.

SECTION 5CONDITIONS PRECEDENT

5.1.Conditions to New Restatement Effective Date. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent:

(a)New Restatement Agreement. The Administrative Agent shall have received executed counterparts to the New Restatement Agreement from the Loan Paries and from Lenders constituting the Required Lenders under the Existing Credit Agreement.

(b)Payment of Fees, Expenses, Etc. The Borrower shall have paid, or concurrently herewith shall pay to the Administrative Agent for the benefit of the applicable Agents, to the extent invoiced, the reasonable documented out-of-pocket expenses of such Agents in connection with this Agreement.

(c)Legal Opinions. On the New Restatement Effective Date, the Administrative Agent shall have received the legal opinion of Kirkland & Ellis LLP, counsel to Holdings and the Borrower, which opinion shall be in form and substance reasonably satisfactory to the Administrative Agent.

(d)Solvency Certificate. The Administrative Agent shall have received a solvency certificate of the Borrower dated the New Restatement Effective Date, reasonably satisfactory to the Administrative Agent.

5.2.Conditions to Each Extension of Credit. The agreement of each Lender to make any extension of credit requested to be made by it on any date (including its initial extension of credit) is subject to the satisfaction of the following conditions precedent:

(a)Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date (except for any representation and warranty that is made as of a specified earlier date, in which case such representation and warranty shall have been true and correct in all material respects as of such earlier date).

(b)No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the extensions of credit requested to be made on such date.

Each borrowing by and issuance of a Letter of Credit on behalf of the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date of such extension of credit that the conditions contained in this Section 5.2 have been satisfied.
SECTION 6AFFIRMATIVE COVENANTS

Holdings and the Borrower hereby agree that, so long as the Commitments remain in effect, any Letter of Credit remains outstanding or any Loan or other amount is owing to any Lender or any Agent hereunder, each of Holdings and the Borrower shall, and shall cause each Subsidiary of the Borrower to:
6.1.Financial Statements. Furnish to the Lenders through the Administrative Agent (including by means of IntraLinks or any similar posting):

(a)as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower, a copy of the audited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such year and the related audited consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, by KPMG or other independent certified public accountants of nationally recognized standing; and

(b)as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower, the unaudited consolidated balance sheets of the Borrower and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments and the absence of footnotes).

All such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (i) except as approved by such accountants or officer, as the case may be, and disclosed therein, and (ii) except that the consolidated statements of the Borrower and its consolidated Subsidiaries described above will not include the balance sheet and financial results of the Non-Recourse Subsidiaries.
Notwithstanding the foregoing, so long as CCI directly or indirectly owns 100% of the Equity Interests of the Borrower, the obligations set forth in Section 6.1(a) and (b) may be satisfied with respect to financial information of the Borrower and its Subsidiaries by furnishing the applicable financial information of CCI; provided that to the extent financial information of CCI is provided, such financial information is accompanied by consolidating information that explains in reasonable detail the differences between the information relating to CCI and its Subsidiaries (other than the Borrower and its Subsidiaries), on the one hand, and the information relating to the Borrower and its Subsidiaries on a standalone basis, on the other hand and (ii) to the extent financial statements of CCI are provided in lieu of financial statements of the Borrower under Section 6.1(a), such financial statements are reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, by KPMG or other independent certified public accountants of nationally recognized standing.
Documents required to be delivered pursuant to Section 6.1(a) or (b) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower's website on the Internet at the website address listed on Schedule 10.2; or (ii) on which such documents are posted on the Borrower's behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent) or filed with the SEC on Form 10-K or 10-Q, as applicable; provided that: (i) the Borrower shall deliver paper copies of such documents to the Administrative Agent upon its request to the Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent and (ii) the Borrower shall notify the Administrative Agent (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above.
The Borrower hereby acknowledges that (a) the Administrative Agent and/or the Joint Lead Arrangers will make available to the Lenders and the Issuing Lender materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons' securities. The Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent the other Agents, the Issuing Lender and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrower or its securities for purposes of United States Federal and state securities laws, provided, however, that to the extent such Borrower Materials constitute non-public information, they shall be treated as set forth in Section 10.15); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (z) the Administrative Agent and the other Agents shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.” Notwithstanding the foregoing, the Borrower shall be under no obligation to mark any Borrower Materials “PUBLIC”.
6.2.Certificates; Other Information. Furnish to the Lenders through the Administrative Agent (including by means of IntraLinks or any similar posting) (or, in the case of clause (d) below, to the relevant Lender):

(a)[Reserved];

(b)concurrently with the delivery of any financial statements pursuant to Section 6.1, (i) a certificate of a Responsible Officer stating that, to the best of each such Responsible Officer's knowledge, each Loan Party during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and (ii) a Compliance Certificate containing all information and calculations necessary for determining compliance by Holdings, the Borrower and its Subsidiaries with the provisions of this Agreement referred to therein as of the last day of the fiscal quarter or fiscal year of the Borrower, as the case may be;

(c)as soon as available, and in any event no later than 60 days after the end of each fiscal year of the Borrower, a budget for the following fiscal year (which shall include projected Consolidated Operating Cash Flow and budgeted capital expenditures), and, as soon as available, material revisions, if any, of such budget with respect to such fiscal year (collectively, the “Budget”), which Budget shall in each case be accompanied by a certificate of a Responsible Officer stating that such Budget is based upon good faith estimates and assumptions believed by such Responsible Officer to be reasonable at the time made, it being recognized by the Lenders that any financial information contained therein as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount;

(d)promptly, such additional financial and other information (including financial information with respect to the Borrower and its Subsidiaries) as any Lender may from time to time reasonably request; and

(e)the Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender reasonably requests in order to comply with its ongoing obligations under applicable

“know your customer” an anti-money laundering rules and regulations, including the Patriot Act (as hereinafter defined).

6.3.Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature, except where failure to do so could not reasonably be expected to have a Material Adverse Effect or where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of Holdings, the Borrower or its Subsidiaries, as the case may be.

6.4.Maintenance of Existence; Compliance. (a) (i) Other than with respect to Shell Subsidiaries, preserve, renew and keep in full force and effect its existence and (ii) take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business, except, in each case, as otherwise permitted by Section 7.4 and except, in the case of clause (ii) above, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (b) comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

6.5.Maintenance of Property; Insurance. (a) Except as in the aggregate could not reasonably be expected to have a Material Adverse Effect, keep all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted, and (b) maintain with financially sound and reputable insurance companies insurance on all its material property in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually insured against in the same general geographic area by companies engaged in the same or a similar business.

6.6.Inspection of Property; Books and Records; Discussions. (a) Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all material dealings and transactions in relation to its business and activities and (b) permit representatives of any Lender, coordinated through the Administrative Agent, to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of Holdings, the Borrower and its Subsidiaries with officers and employees of Holdings, the Borrower and its Subsidiaries and with its independent certified public accountants.

6.7.Notices. Promptly give notice to the Lenders through the Administrative Agent (including by means of IntraLinks or any similar posting) of:

(a)the occurrence of any Default or Event of Default;

(b)any (i) default or event of default under any Contractual Obligation of Holdings, the Borrower or any of its Subsidiaries or (ii) litigation, investigation or proceeding that may exist at any time between Holdings, the Borrower or any of its Subsidiaries and any Governmental Authority, that, in either case, could reasonably be expected to have a Material Adverse Effect;

(c)any litigation or proceeding commenced against Holdings, the Borrower or any of its Subsidiaries which could reasonably be expected to result in a liability of $100,000,000 or more to the extent not covered by insurance or which could reasonably be expected to have a Material Adverse Effect;

(d)the following events: (i) the occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan, (ii) the institution of proceedings or the taking of any other action by the PBGC or any Loan Party or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Plan or (iii) within five Business Days after the receipt thereof by any Loan Party or any Commonly Controlled Entity, a copy of any notice from the PBGC stating its intention to terminate a Plan or to have a trustee appointed to administer any Plan;

(e)any determination by the Borrower to treat the Loans and/or Letters of Credit as being a “reportable transaction” (within the meaning of Treasury Regulation Section 1.6011-4), and promptly thereafter, the Borrower shall deliver a duly completed copy of IRS Form 8886 or any successor form to the Administrative Agent; and

(f)any other development or event that has had or could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this Section 6.7 shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action Holdings, the Borrower or the relevant Subsidiary proposes to take with respect thereto.
6.8.Environmental Laws.

(a)Except as, in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, comply with, and ensure compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws, and obtain and comply with and maintain, and ensure that all tenants and subtenants obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws.

(b)Except as, in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws.

6.9.Additional Collateral. With respect to any new Subsidiary (other than any type of Subsidiary referred to in the following parenthetical so long as it qualifies as such or is subject to the restrictions referred to therein) created or acquired by the Borrower or any of its Subsidiaries (which shall be deemed to have occurred in the event that any Non-Recourse Subsidiary, Shell Subsidiary, Excluded Acquired Subsidiary or Regulated Subsidiary ceases to qualify as such, it being understood that such Subsidiaries will not be required to become Subsidiary Guarantors until such time), promptly (a) execute and deliver to the Administrative Agent such amendments to the Guarantee and Collateral Agreement as the Administrative Agent deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, or the Borrower, as the case may be, a perfected first priority security interest, subject to Liens not prohibited by Section 7.3, in (i) the Equity Interests of such new Subsidiary and all other property of the type that would constitute Collateral of such new Subsidiary (including Intercompany Obligations) that are held by Holdings, the Borrower or any of its Subsidiaries, limited in the case of the Equity Interests of any Foreign Subsidiary, to 66% of the total outstanding Equity Interests of such Foreign Subsidiary, and (ii) any Collateral with respect to such new Subsidiary as described in the Guarantee and Collateral Agreement, (b) deliver to the Administrative Agent the certificates, if any, representing such Equity Interests (constituting securities within the meaning of Section 8-102(a)(15) of the New York UCC), and any intercompany notes or other instruments evidencing Intercompany Obligations and all other rights and interests constituting Collateral, together with, as applicable, undated powers, instruments of transfer and endorsements, in blank, executed and delivered by a duly authorized officer of Holdings, the Borrower or such Subsidiary, as the case may be, and (c) except in the case of a Foreign Subsidiary, cause such new Subsidiary (i) to deliver an Assumption Agreement with respect to the Guarantee and Collateral Agreement and (ii) to take such actions necessary or advisable to grant to the Administrative Agent for the benefit of the Lenders a perfected first priority security interest, subject to Liens not prohibited by Section 7.3, in the Collateral described in the Guarantee and Collateral Agreement with respect to such new Subsidiary, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Guarantee and Collateral Agreement or by law or as may be requested by the Administrative Agent.
6.10.Regulated Subsidiaries. With respect to each Regulated Subsidiary, (a) take reasonable steps to obtain the consents required from any Governmental Authority to enable such Regulated Subsidiary (unless it is a Shell Subsidiary) to become a Loan Party and to enable the Loan Parties to pledge as Collateral all of the Equity Interests of such Regulated Subsidiary owned by them and (b) cause such Regulated Subsidiary to comply with the proviso contained in the definition thereof.

SECTION 7NEGATIVE COVENANTS

Holdings and the Borrower agree that, so long as the Commitments remain in effect, any Letter of Credit remains outstanding or any Loan or other amount is owing to any Lender or any Agent hereunder, Holdings (solely with respect to Sections 7.2, 7.3, 7.4, 7.12, 7.14 and 7.15) and the Borrower shall not, and shall not permit any Subsidiary of the Borrower to, directly or indirectly:
7.1.Financial Condition Covenants.

(a)Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio determined as of the last day of any fiscal quarter of the Borrower to exceed 5.0 to 1.0.

(b)Consolidated First Lien Leverage Ratio. Permit the Consolidated First Lien Leverage Ratio determined as of the last day of any fiscal quarter of the Borrower to exceed 4.0 to 1.0.

7.2.Indebtedness. Create, issue, incur, assume, become liable in respect of or suffer to exist any Indebtedness, except:

(a)Indebtedness of any Loan Party pursuant to any Loan Document;

(b)(i) Indebtedness of the Borrower to any Subsidiary and of any Wholly Owned Subsidiary Guarantor to the Borrower or any other Subsidiary; (ii) Indebtedness of any Subsidiary of the Borrower that is not a Subsidiary Guarantor to any other Subsidiary of the Borrower that is not a Subsidiary Guarantor; and (iii) Indebtedness incurred by any Subsidiary resulting from Investments made pursuant to Section 7.7(h) in the form of intercompany loans;

(c)(i) Guarantee Obligations incurred in the ordinary course of business by the Borrower or any of its Subsidiaries of obligations of any Wholly Owned Subsidiary Guarantor or, if such Subsidiary is a Guarantor, obligations of the Borrower and (ii) Guarantee Obligations incurred in the ordinary course of business by any Subsidiary of the Borrower that is not a Subsidiary Guarantor of obligations of any other Subsidiary of the Borrower that is not a Subsidiary Guarantor;

(d)Indebtedness of the Borrower and its Subsidiaries (including, without limitation, Capital Lease Obligations) secured by Liens permitted by Section 7.3(f)(i) in an aggregate principal amount not to exceed $500,000,000 at any one time outstanding;

(e)Indebtedness of Holdings, the Borrower and Charter Communications Operating Capital Corp. (and Guarantee Obligations of any Guarantor in respect thereof) so long as (i) at the time of the incurrence or issuance of such Indebtedness, no Default or Event of Default shall have occurred and be continuing or would result therefrom, (ii) such Indebtedness shall have no scheduled amortization prior to the date that is six months after the Term D Maturity Date (or, in the case of Indebtedness incurred prior to the Restatement Effective Date, the final maturity date of any Term Loans outstanding on the date such Indebtedness was incurred), (iii) the terms of the documentation for such Indebtedness do not require Holdings, the Borrower or any of its Subsidiaries to repurchase, repay or redeem such debt securities (or make an offer to do any of the foregoing) upon the happening of any event (other than as a result of an event of default thereunder or pursuant to customary “change of control” provisions or asset sale offers) prior to the Term D Maturity Date and (iv) the documentation for such Indebtedness does not contain financial maintenance covenants (which term shall not include financials-based incurrence tests) and provides for other covenants, events of default and other terms that the Borrower determines are not worse than market terms for similar financings at the time such Indebtedness is incurred;

(f)Indebtedness of any Person that becomes a Subsidiary pursuant to an Investment permitted by Section 7.7, so long as (i) at the time of the incurrence or issuance of such Indebtedness, no Default or Event of Default shall have occurred and be continuing or would result therefrom, (ii) such Indebtedness existed at the time of such Investment and was not created in anticipation thereof, (iii) a certificate of a Responsible Officer of the Borrower stating whether or not such Indebtedness subjects such new Subsidiary to any restriction of the type described in Section 7.13 (disregarding any exceptions contained in Section 7.13) and setting forth the nature and extent of such restriction shall have been delivered to the Administrative Agent and (iv) the aggregate outstanding principal amount of Indebtedness incurred pursuant to this clause (f) that is incurred by any Person that is not a Loan Party or that is secured by any Liens shall not exceed $500,000,000 at any time;

(g)Indebtedness of the Borrower or any of its Subsidiaries arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn by the Borrower or such Subsidiary in the ordinary course of business against insufficient funds, so long as such Indebtedness is promptly repaid;

(h)letters of credit for the account of the Borrower or any of its Subsidiaries obtained other than pursuant to this Agreement, so long as the aggregate undrawn face amount thereof, together with any unreimbursed reimbursement obligations in respect thereof, does not exceed $200,000,000 at any one time;

(i)unsecured Indebtedness of Holdings;

(j)Indebtedness incurred pursuant to any sale and leaseback transaction permitted by Section 7.10;

(k)Indebtedness of the Borrower and Charter Communications Operating Capital Corp. under the CCO Senior Notes and Guarantee Obligations of any Guarantor in respect thereof;

(l)additional Indebtedness of the Borrower or any of its Subsidiaries in an aggregate principal amount (for the Borrower and all Subsidiaries) not to exceed $150,000,000 at any one time outstanding; and

(m)Indebtedness of Holdings under the Holdings Credit Agreement (it being understood that there is no limitation on the aggregate principal amount at any one time outstanding in respect thereof); and

(n)Indebtedness in respect of First Lien Notes (and Guarantee Obligations of any Guarantor in respect thereof) so long as at the time of incurrence (i) no Default or Event of Default has occurred and is continuing, (ii) immediately after giving effect to the issuance of such First Lien Notes and any substantially concurrent application of the Net Cash Proceeds therefrom, the aggregate principal amount of outstanding Term Loans and First Lien Notes would not exceed the First Lien Term Cap and (iii) either (x) such First Lien Notes are issued for cash consideration; provided that no Net Cash Proceeds from any First Lien Notes shall be applied to prepay Term Loans unless the Borrower has delivered a written notice to the Administrative Agent that such First Lien Notes constitute “Refinancing First Lien Notes” or (y) such First Lien Notes are issued in an exchange offer for all or a portion of the Term Loans of any Class which exchange offer (A) is conducted pursuant to procedures reasonably satisfactory to the Administrative Agent (including procedures designed to comply with the United States Federal securities laws), (B) is made on a pro rata basis to Lenders holding such Class of Term Loans (or, in the case of an exchange offer that is not registered under the Securities Act of 1933, as amended, on a pro rata basis to all Lenders that are Qualified Institutional Buyers (as defined in Rule 144A under the Securities Act of 1933, as amended)) and (C) is not open to eligible Lenders of any Class of Term Loans with a later final maturity than any other then outstanding Class of Term Loans, unless such offer is also open to each Class of Term Loans with an earlier final maturity on at least a pro rata basis.

7.3.Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, whether now owned or hereafter acquired, except:

(a)Liens for taxes, assessments and other governmental charges not yet due or that are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of Holdings, the Borrower or its Subsidiaries, as the case may be, in conformity with GAAP;

(b)carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business that are not overdue for a period of more than 30 days or that are being contested in good faith by appropriate proceedings;

(c)pledges or deposits in connection with workers' compensation, insurance and social security legislation;

(d)deposits made to secure the performance of bids, tenders, trade contracts, leases, statutory or regulatory obligations, surety and appeal bonds, bankers acceptances, government contracts, performance bonds and other obligations of a like nature incurred in the ordinary course of business, in each case excluding obligations for borrowed money;

(e)easements, rights-of-way, municipal and zoning ordinances, title defects, restrictions and other similar encumbrances incurred in the ordinary course of business that, in the aggregate, are not substantial in amount and that do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of Holdings, the Borrower or any of its Subsidiaries;

(f)Liens securing (i) Indebtedness of the Borrower or any of its Subsidiaries incurred pursuant to Section 7.2(d) to finance the acquisition of fixed or capital assets, provided that (A) such Liens shall be created substantially simultaneously with the acquisition of such fixed or capital assets, (B) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and (C) the amount of Indebtedness secured thereby is not increased or (ii) Indebtedness of any Excluded Acquired Subsidiary permitted under Section 7.2(f) so long as such Liens do not at any time encumber any property other than the property of Excluded Acquired Subsidiaries;

(g)Liens on assets of the Borrower and any Guarantor, in each case constituting Collateral under the Guarantee and Collateral Agreement, securing Indebtedness of the Borrower or such Guarantor, as the case may be, incurred pursuant to Section 7.2(k) or (m), subject to the Senior Note Intercreditor Agreement;

(h)Liens created pursuant to the Guarantee and Collateral Agreement securing obligations of the Loan Parties under (i) the Loan Documents, (ii) Specified Hedge Agreements, (iii) Specified Cash Management Agreement and (iv) letters of credit issued pursuant to Section 7.2(h) by any Lender or any Affiliate of any Lender;

(i)any landlord's Lien or other interest or title of a lessor under any lease or a licensor under a license entered into by the Borrower or any of its Subsidiaries in the ordinary course of its business and covering only the assets so leased or licensed;

(j)Liens created under Pole Agreements on cables and other property affixed to transmission poles or contained in underground conduits;

(k)Liens of or restrictions on the transfer of assets imposed by any Governmental Authority or other franchising authority, utilities or other regulatory bodies or any federal, state or local statute, regulation or ordinance, in each case arising in the ordinary course of business in connection with franchise agreements or Pole Agreements;

(l)Liens arising from judgments or decrees not constituting an Event of Default under Section 8.1(i);

(m)Liens arising under or in connection with any sale and leaseback transaction permitted by Section 7.10;

(n)Liens consisting of cash collateral in an aggregate amount not exceeding $100,000,000 at any time, securing Specified Hedge Agreements or letters of credit issued pursuant to Section 7.2(h);

(o)second-priority Liens on assets constituting Collateral under the Guarantee and Collateral Agreement securing Indebtedness of the Borrower or any Guarantor incurred pursuant to Section 7.2(e), which Liens shall be on terms and conditions no less favorable to the interests of the Loan Parties and the Lenders in any material respect than those contained in the Senior Note Intercreditor Agreement as in effect on the Restatement Effective Date;

(p)Liens in favor of the Borrower created pursuant to the Silo Guarantee and Collateral Agreements as in effect on the Restatement Effective Date;

(q)third-priority Liens on Equity Interests of the Borrower securing Indebtedness of Holdings incurred pursuant to Section 7.2(e) or (m), which Liens shall be on terms and conditions no less favorable to the interests of the Loan Parties and the Lenders in any material respect than those contained in the Holdings Credit Agreement as in effect on the Restatement Effective Date, and in any event subject to an intercreditor agreement on terms and conditions satisfactory to the Administrative Agent (it being agreed that the Holdings Intercreditor Agreement as in effect on the Restatement Effective Date is satisfactory);

(r)Liens not otherwise permitted by this Section so long as neither (i) the aggregate outstanding principal amount of the obligations secured thereby nor (ii) the aggregate fair market value (determined as of the date such Lien is incurred) of the assets subject thereto exceeds $50,000,000 at any one time outstanding; and

(s)Liens on assets of Holdings, the Borrower or any Guarantor in each case constituting Collateral under the Guarantee and Collateral Agreement that are subject to the terms of the First Lien Intercreditor Agreement securing Indebtedness permitted by Section 7.2(n).

7.4.Fundamental Changes. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or Dispose of all or substantially all of its property or business, except that:

(a)(i) any Subsidiary of the Borrower may be merged or consolidated with or into any Wholly Owned Subsidiary Guarantor (provided that the Wholly Owned Subsidiary Guarantor shall be the continuing or surviving entity) and (ii) any Wholly Owned Subsidiary of the Borrower that is not a Subsidiary Guarantor may be merged or consolidated with or into any Wholly Owned Subsidiary of the Borrower;

(b)any Subsidiary of the Borrower with no operations may be merged or consolidated with or into the Borrower (provided that the Borrower shall be the continuing or surviving entity);

(c)(i) any Subsidiary of the Borrower may Dispose of any or all of its assets (upon voluntary liquidation or otherwise) to any Wholly Owned Subsidiary Guarantor and (ii) any Subsidiary may dispose of any or all of its assets to any other Person to effect a Disposition permitted by Section 7.5(f);

(d)any Shell Subsidiary may be liquidated or dissolved or otherwise cease to exist; and

(e)so long as no Default or Event of Default has occurred or is continuing or would result therefrom, Holdings or the Borrower may merge or consolidate with any other Person; provided that (i) Holdings or the Borrower, as applicable, shall be the continuing or surviving corporation or (ii) if the Person formed by or surviving any such merger or consolidation is not Holdings or the Borrower, as applicable (any such Person, the “Successor Company”), (A) the Successor Company shall be an entity organized or existing under the Laws of the United States, any state thereof, the District of Columbia or any territory thereof, (B) the Successor Company shall expressly assume all the obligations of Holdings or the Borrower, as applicable, under this Agreement and the other Loan Documents to which Holdings or the Borrower, as applicable, is a party pursuant to a supplement hereto or thereto in form reasonably satisfactory to the Administrative Agent, (C) each Guarantor, unless it is the other party to such merger or consolidation, shall have by a supplement to the Guarantee and Collateral Agreement and other applicable Loan Documents confirmed that its obligations thereunder shall apply to the Successor Company's obligations under the Loan Documents, (D) the Borrower shall have delivered to the Administrative Agent an officer's certificate stating that such merger or consolidation and such supplement to this Agreement or any Collateral Document comply with this Agreement and (E) the Administrative Agent shall have received such legal opinions, certificates and other documents as it may reasonably request; provided, further, that if the foregoing are satisfied, the Successor Company will succeed to, and be substituted for, Holdings or the Borrower, as applicable, under this Agreement.

7.5.Disposition of Property. Dispose of any of its property, whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any Equity Interests to any Person, except:

(a)the Disposition of obsolete, surplus or worn out property in the ordinary course of business;

(b)Dispositions of cash and Cash Equivalents, and the sale of inventory in the ordinary course of business;

(c)Dispositions expressly permitted by Section 7.4;

(d)(i) the sale or issuance of any Subsidiary's Equity Interests to the Borrower or any Wholly Owned Subsidiary Guarantor and (ii) the sale or issuance of the Equity Interests of any Subsidiary of the Borrower that is not a Subsidiary Guarantor to any other Subsidiary of the Borrower that is not a Subsidiary Guarantor;

(e)the sale or issuance of any Subsidiary's Equity Interests to a Designated Holding Company; provided that (i) such Equity Interests are contributed as a capital contribution to the direct parent of such Subsidiary on the date of such sale or issuance (and, if such parent is a Wholly Owned Subsidiary such parent shall remain a Wholly Owned Subsidiary after such contribution) and (ii) no DHC Default shall have occurred and be continuing or would result therefrom;

(f)the Disposition (directly or indirectly through the Disposition of 100% of the Equity Interests of a Subsidiary) of operating assets by the Borrower or any of its Subsidiaries (it being understood that all Exchange Excess Amounts shall be deemed to constitute usage of availability in respect of Dispositions pursuant to this Section 7.5(f)), provided that (i) on the date of such Disposition (the “Disposition Date”; it being understood that, with respect to a series of related Dispositions required pursuant to a plan of Dispositions contained in a single agreement, the Disposition Date shall be the date of the first such Disposition), no Default or Event of Default shall have occurred and be continuing or would result therefrom; (ii) the Annualized Asset Cash Flow Amount attributable to the assets being disposed of, when added to the Annualized Asset Cash Flow Amount attributable to all other assets previously disposed of pursuant to this Section 7.5(f) during the period from the Refresh Effective Date to such Disposition Date, shall not exceed an amount equal to 50% of Annualized Pro Forma Operating Cash Flow determined as of such Disposition Date; (iii) except in the case of any Exchange, at least 75% of the proceeds of such Disposition shall be in the form of cash (provided, however, that, for the purposes of this clause (f), any Designated Non-Cash Consideration received by the

Borrower or any of its Subsidiaries in any Disposition pursuant to this clause (f) having an aggregate fair market value, taken together with all other Designated Non-Cash Consideration received in connection with any other Disposition pursuant to this clause (f) that is at that time outstanding, not to exceed the greater of $500,000,000 and 3.00% of Total Assets (with the fair market value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value) will be deemed to be cash); and (iv) the Net Cash Proceeds of such Disposition shall be applied to prepay the Term Loans to the extent required by Section 2.9(a);

(g)any Exchange by the Borrower and its Subsidiaries; provided that (i) on the relevant Exchange Date, no Default or Event of Default shall have occurred and be continuing or would result therefrom; (ii) in the event that the Annualized Asset Cash Flow Amount attributable to the assets being Exchanged exceeds the annualized asset cash flow amount (determined in a manner comparable to the manner in which Annualized Asset Cash Flow Amounts are determined hereunder) of the assets received in connection with such Exchange (such excess amount, an “Exchange Excess Amount”), then, the Disposition of such Exchange Excess Amount shall be permitted by clauses (ii) and (iii) of Section 7.5(f); and (iii) the Net Cash Proceeds of such Exchange, if any, shall be applied to prepay the Term Loans to the extent required by Section 2.9(a);

(h)Dispositions by the Borrower and its Subsidiaries of property acquired after the Original Restatement Effective Date (other than property acquired in connection with Exchanges of property owned on the Original Restatement Effective Date), so long as (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom, (ii) a definitive agreement to consummate such Disposition is executed no later than twelve months after the date on which relevant property is acquired and (iii) such Disposition is consummated within eighteen months after the date on which the relevant property is acquired;

(i)Dispositions consisting of capital contributions permitted by Section 7.7(h);

(j)the Disposition by the Borrower and its Subsidiaries of other property having a fair market value not to exceed $10,000,000 in the aggregate for any fiscal year of the Borrower (it being understood that a release in accordance with Section 10.14 of any Collateral Disposed of pursuant to this clause (j) shall not be required and upon consummation of a Disposition permitted by this clause (j), the Lien of the Administrative Agent shall be automatically released on the property disposed of);

(k)Dispositions of Investments permitted by Section 7.7(h); provided that (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom and (ii) such Disposition is made for fair market value.

It is understood that this Section 7.5 does not apply to the sale or issuance of the Equity Interests of the Borrower.
7.6.Restricted Payments. Declare or pay any dividend (other than dividends payable solely in common stock of the Person making such dividend) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Equity Interests of Holdings, the Borrower or any Subsidiary, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of Holdings, the Borrower or any Subsidiary (collectively, “Restricted Payments”), except that:

(a)(i) any Subsidiary may make Restricted Payments to the Borrower or any Wholly Owned Subsidiary Guarantor, (ii) any Subsidiary of the Borrower that is not a Subsidiary Guarantor may make Restricted Payments to any other Subsidiary of the Borrower and (iii) if such Subsidiary is not a Wholly Owned Subsidiary, any Subsidiary may make Restricted Payments to each holder of its Equity Interests other than the Borrower or any of its Subsidiaries so long as such Restricted Payment is made on a pro rata basis to the holders of the applicable class of Equity Interests;

(b)the Borrower may make distributions (directly or indirectly) to any Qualified Parent Company or any Affiliate of the Borrower for the purpose of enabling such Person to make interest payments in respect of its Qualified Indebtedness (other than interest that becomes due as a result of the acceleration of the maturity of such Indebtedness after an event of default or similar event), provided that (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom, (ii) no DHC Default shall have occurred and be continuing or would result therefrom (unless the use of proceeds of such distribution cures all such DHC Defaults) and (iii) each such distribution shall be made no earlier than 30 days prior to the date the relevant interest payment is due;

(c)the Borrower may make distributions to any Qualified Parent Company to be used to repay, repurchase, redeem, cancel or otherwise acquire or retire (collectively, “Debt Repayment”) any such Person's Indebtedness for borrowed money; provided that (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom, (ii) no DHC Default shall have occurred and be continuing or would result therefrom (unless the use of proceeds of such distribution cures all such DHC Defaults), (iii) Available Liquidity shall, after giving pro forma effect to such distribution, be at least $250,000,000 and (iv) such distribution shall be made no earlier than 60 days prior to the date the relevant Debt Repayment is made;

(d)(i) in respect of any calendar year or portion thereof during which the Borrower is a Flow-Through Entity, so long as no Default or Event of Default has occurred and is continuing or would result therefrom, and without duplication of Section 7.7(k), the Borrower may make distributions (directly or indirectly) to the direct or indirect holders of the Equity Interests of the Borrower that are not Flow-Through Entities, in an amount sufficient to permit each such holder to pay the actual income taxes (including required estimated tax installments) that are required to be paid by it with respect to the combined taxable income of the Qualified Parent Companies, the Borrower and its Subsidiaries in any calendar year, as estimated by the Borrower in good faith and (ii) in respect of any calendar year or portion thereof where subclause (i) does not apply but during which the Borrower or any of its Subsidiaries is a member of a consolidated, unitary, combined or similar income tax group of which CCI (or any direct or indirect Subsidiary of CCI that is a parent company of the Borrower) is the common parent, without duplication of Section 7.7(k), the Borrower may make distributions (directly or indirectly) to the common parent, the proceeds of which will be used to pay the portion of the consolidated, unitary, combined or similar U.S. federal, state and local and non-U.S. income taxes attributable to the income of the Borrower and/or its Subsidiaries (as applicable) in an amount not to exceed the income tax liabilities that would have been payable by the Borrower and/or its Subsidiaries (as applicable) on a stand-alone basis, reduced by any such income taxes paid or to be paid directly by the Borrower and/or its Subsidiaries directly;

(e)so long as no Default or Event of Default has occurred and is continuing or would result therefrom, the Borrower may make distributions to any of its Affiliates for purposes other than Debt Repayment; provided that the aggregate of all distributions made under this Section 7.6(e) shall not exceed $100,000,000 during the term of this Agreement;

(f)so long as no Default or Event of Default has occurred and is continuing or would result therefrom, the Borrower may make distributions to any Qualified Parent Company or direct payments to be used to repurchase, redeem or otherwise acquire or retire for value any Equity Interests of any Qualified Parent Company held by any member of management of Holdings or any other Qualified Parent Company, the Borrower or any of its Subsidiaries pursuant to any management equity subscription agreement, stock option agreement or similar agreement or arrangement, provided that the aggregate amount of such distributions shall not exceed $25,000,000 in any fiscal year of the Borrower;

(g)the Borrower may make distributions to any Qualified Parent Company to permit such Qualified Parent Company to pay (i) attorneys' fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses (including any commitment and other fees payable in connection with credit facilities) actually incurred in connection with any issuance, sale or incurrence by such Qualified Parent Company of Equity Interests or Indebtedness or any exchange of securities or a tender for outstanding debt securities, (ii) the costs and expenses of any offer to exchange privately placed securities in respect of the foregoing for publicly registered securities or any similar concept having a comparable purpose, or (iii) other administrative expenses (including legal, accounting, other professional fees and costs, printing and other such fees and expenses) incurred in the ordinary course of business, in an aggregate amount in the case of this clause (iii) not to exceed $5,000,000 in any fiscal year;

(h)so long as no Default or Event of Default has occurred and is continuing or would result therefrom, the Borrower may make Restricted Payments in the amount of any payment or amount received, directly or indirectly, by it from any Non-Recourse Subsidiary concurrently with the receipt of such payment or amount; and

(i)the Borrower and its Subsidiaries may make Restricted Payments; provided that (i) no Default or Event of Default has occurred and is continuing or would result therefrom and (ii) the Consolidated Leverage Ratio determined as of the last day of the most recently ended Test Period for which financial statements were required to have been delivered pursuant to Section 6.01(a) or (b), as applicable, after giving pro forma effect to such Restricted Payment, is less than or equal to 3.50:1.00.

7.7.Investments. Make any advance, loan, extension of credit (by way of guaranty or otherwise) or capital contribution to, or purchase any Equity Interests, bonds, notes, debentures or other debt securities of, or any assets constituting a significant part of a business unit of, or make any other investment in, any Person (all of the foregoing, “Investments”), except:

(a)extensions of trade credit in the ordinary course of business;

(b)investments in Cash Equivalents;

(c)Guarantee Obligations permitted by Section 7.2;

(d)loans and advances to employees of the Borrower or any of its Subsidiaries in the ordinary course of business (including for travel, entertainment and relocation expenses) in an aggregate amount not to exceed $5,000,000 at any one time outstanding;

(e)Investments (including capital expenditures) (i) by the Borrower or any of its Subsidiaries in (x) the Borrower or any Subsidiary that, prior to such Investment, is a Wholly Owned Subsidiary Guarantor, or (y) any then existing Subsidiary that is not a Subsidiary

Guarantor if such Subsidiary becomes a Wholly Owned Subsidiary Guarantor concurrently with the making of such Investment and (ii) by any Subsidiary of the Borrower that is not a Subsidiary Guarantor in any other Subsidiary of the Borrower that is not a Subsidiary Guarantor;

(f)acquisitions by the Borrower or any Wholly Owned Subsidiary Guarantor of operating assets (substantially all of which pertain to a Permitted Line of Business), directly through an asset acquisition or indirectly through the acquisition of 100% of the Equity Interests of a Person substantially engaged in a Permitted Line of Business, provided, that (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom and (ii) at no time shall the aggregate Consideration paid during the period from the Original Restatement Effective Date through such time in connection with any such acquisitions of Equity Interests of Persons who, together with their Subsidiaries, are not Wholly Owned Subsidiary Guarantors at such time, exceed $1,000,000,000;

(g)the Borrower or any of its Subsidiaries may contribute operating assets to any Non-Recourse Subsidiary so long as (i) such Disposition is permitted pursuant to Section 7.5(f), (ii) no Default or Event of Default shall have occurred and be continuing or would result therefrom, (iii) after giving effect thereto, the Consolidated Leverage Ratio shall be equal to or lower than the Consolidated Leverage Ratio in effect immediately prior thereto and (iv) the Equity Interests received by the Borrower or any of its Subsidiaries in connection therewith shall be pledged as Collateral (either directly or through a holding company parent of such Non-Recourse Subsidiary so long as such parent is a Wholly Owned Subsidiary Guarantor); and

(h)in addition to Investments otherwise expressly permitted by this Section, Investments by the Borrower or any of its Subsidiaries in an aggregate amount outstanding at any time (initially valued at cost and giving effect to all payments received in respect thereof whether constituting dividends, prepayment, interest, return on capital or principal or otherwise unless such payments are from a Non-Recourse Subsidiary and applied to make a Restricted Payment under Section 7.6(h) or an Investment under Section 7.7 (l) or 7.7(m)), not to exceed the sum of $300,000,000 plus the aggregate amount of cash and assets (valued at fair market value) contributed by any Designated Holding Company to the Borrower after April 27, 2004 in the form of common equity; provided, that (i) no such Investment may be made at any time when a Default or Event of Default has occurred and is continuing or would result therefrom, (ii) none of the proceeds of such Investment may be used directly or indirectly to repay, repurchase, redeem or otherwise acquire or retire for value Indebtedness of any Qualified Parent Company or otherwise in a manner that would be prohibited by Section 7.6 if the Borrower or any Subsidiary (directly or indirectly) used such proceeds in such manner and (iii) Available Liquidity, shall, after giving pro forma effect to such Investment, be at least $250,000,000;

(i)any Excluded Acquired Subsidiary may make investments in any other Excluded Acquired Subsidiary;

(j)the Borrower may purchase or otherwise acquire Indebtedness of a Qualified Parent Company in connection with any Debt Repayment so long as (i) such Debt Repayment is consummated within 60 days after such purchase, (ii) the amount expended to effectuate such purchase (or, in the case of a debt-for-debt exchange, the principal amount of the Indebtedness issued in exchange for such Qualified Parent Company Indebtedness) could, on the date such purchase is made (the “Test Date”), have been distributed to a Qualified Parent Company to effectuate a Debt Repayment pursuant to Section 7.6(c), and (iii) on the date such Debt Repayment is consummated, no Default or Event of Default shall have occurred and be continuing;

(k)loans or advances to any direct or indirect parent company of the Borrower in lieu of Restricted Payments permitted by Section 7.6(d);

(l)so long as no Default or Event of Default has occurred and is continuing or would result therefrom, the Borrower and its Subsidiaries may make Investments in any Non-Recourse Subsidiary with the proceeds of distributions from any Non-Recourse Subsidiary concurrently with the receipt of such proceeds; and

(m)the Borrower and its Subsidiaries may contribute operating assets to a Wholly Owned Subsidiary, provided that (i) no Default or Event of Default has occurred and is continuing or would result therefrom, (ii) a binding Contractual Obligation with a counterparty other than a member of the Charter Group to Dispose of such assets or Wholly Owned Subsidiary is in effect at the time of such contribution, (iii) such Disposition is consummated in accordance with Section 7.5(f) within five Business Days of such contribution or, if such Disposition is not so consummated, then within eight Business Days of such contribution such contribution is reversed or such Wholly Owned Subsidiary complies with Section 6.9 and (iv) such Wholly Owned Subsidiary shall not make any Investments with such assets or the proceeds thereof, including pursuant to Section 7.7(e)(ii) or (iv).

7.8.Certain Payments and Modifications Relating to Indebtedness and Management Fees.

(a)Make or offer to make any payment, prepayment, repurchase, purchase or redemption in respect of, or otherwise optionally or voluntarily defease or segregate funds with respect to (collectively, “prepayment”), any Specified Long-Term Indebtedness or the CCO Senior Notes prior to the scheduled final maturity thereof, other than (i) the payment of scheduled interest and principal payments required to be made in cash, (ii) the prepayment of Specified Subordinated Debt with the proceeds of other Specified Long-Term Indebtedness or of Loans or with cash on hand, (iii) the prepayment of any Specified Long-Term Indebtedness or the CCO Senior Notes with the proceeds of other Specified Long-Term Indebtedness, so long as such new Indebtedness has covenants and event of default provisions no more restrictive in any material respect than those applicable to the Indebtedness being refinanced, (iv) the prepayment of any Specified Long-Term Indebtedness or the CCO Senior Notes with the proceeds of substantially concurrent capital contributions made to Holdings, and then contributed to the Borrower, in each case in the form of common equity, (v) the prepayment of any Specified Long-Term Indebtedness or the CCO Senior Notes effected solely by exchanging such debt for Indebtedness of a Qualified Parent Company, and (vi) the prepayment of Specified Long-Term Indebtedness or the CCO Senior Notes so long as (x) no Default or Event of Default has occurred and is continuing or would result therefrom and (y) Available Liquidity shall, after giving pro forma effect to such prepayment, be at least $250,000,000.

(b)Amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to any of the terms of any Specified Long-Term Indebtedness or the CCO Senior Note Indenture other than any such amendment, modification, waiver or other change that would extend the maturity or reduce the amount of any payment of principal thereof or reduce the rate or extend any date for payment of interest thereon or is immaterial to the interests of the Lenders or does not result in such Indebtedness failing to meet the relevant conditions of Section 7.2(e).

(c)Make or agree to make any payment in respect of management fees to any Person, directly or indirectly, other than (i) to the Borrower or a Wholly Owned Subsidiary Guarantor and (ii) any amounts required to be paid or reimbursed to the manager under the Management Fee Agreement with respect to actual costs, fees, expenses, and other similar amounts thereunder, without any mark-up or premium.

(d)Amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of the Management Fee Agreement, other than any such amendment, modification, waiver or other change that (i) (x) would extend the due date or reduce (or increase to the amount permitted by Section 7.8(c)) the amount of any payment thereunder or (y) does not adversely affect the interests of the Lenders (it being understood that a change in the manager thereunder to another member of the Charter Group or a renewal of such agreement does not adversely affect the interests of the Lenders) and (ii) does not involve the payment of a consent fee.

(e)Amend, modify, waive or otherwise change any of the terms thereof in a manner that could materially and adversely affect the interests of the Lenders, in each case without the prior written consent of the Administrative Agent.

7.9.Transactions with Affiliates. Enter into any transaction, including any purchase, sale, lease or exchange of property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate (other than transactions between or among Holdings, the Borrower or any Subsidiary Guarantor) unless such transaction is (a) not prohibited under this Agreement and (b) upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary, as the case may be, in any material respect than it would obtain in a comparable arm's length transaction with a Person that is not an Affiliate. The foregoing restrictions shall not apply to transactions expressly permitted by Section 7.6, Section 7.7(h) or Section 7.8(c), amounts paid under the Management Fee Agreement, the entry into or performance of obligations under any customary tax sharing agreement or to transactions with a Person that is an Affiliate solely as a result of the Borrower's or any Subsidiary's ownership of Equity Interests of, or other Investments in, such Person.

7.10.Sales and Leasebacks. Enter into any arrangement with any Person (other than Subsidiaries of the Borrower) providing for the leasing by the Borrower or any Subsidiary of real or personal property that has been or is to be sold or transferred by the Borrower or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or such Subsidiary unless, after giving effect thereto, the aggregate outstanding amount of Attributable Debt does not exceed $175,000,000.

7.11.Changes in Fiscal Periods. Permit the fiscal year of the Borrower to end on a day other than December 31 or change the Borrower's method of determining fiscal quarters.

7.12.Negative Pledge Clauses. Enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of Holdings, the Borrower or any of its Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its property or revenues, whether now owned or hereafter acquired, to secure obligations under this Agreement or the other Loan Documents (to the extent that such limitation would have the effect of prohibiting Holdings, the Borrower or any of its Subsidiaries from granting a Lien on any of its assets to secure all obligations under this Agreement and the other Loan Documents in respect of a principal amount of Indebtedness that is not greater than the excess of (i) (x) the First Lien Term Cap on the Restatement Effective Date plus (y) the Revolving Commitment Cap minus (ii) the principal amount of First Lien Notes at any time and the principal amount of Indebtedness repaid under this Agreement from the proceeds of asset sales and casualty events) other than (a) this Agreement and the other Loan Documents, (b) any agreements governing any purchase money Liens or Capital Lease Obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby), (c) pursuant to Contractual Obligations assumed in connection with Investments (but not created in contemplation thereof) so long as the maximum aggregate liabilities of Holdings, the Borrower and its Subsidiaries pursuant thereto do not exceed $10,000,000 at any time, (d) [Reserved], (e) pursuant to agreements governing Indebtedness assumed in connection with the acquisition of any Person that becomes a Subsidiary pursuant to Section 7.7(f) or (h) so long as such Indebtedness is permitted under Section 7.2(f) or (l) and such Indebtedness was not created or incurred in contemplation of such acquisition and such restrictions apply only to such acquired Subsidiary and its Subsidiaries, (f) as contained in the CCO Senior Note Indenture as in effect on the Restatement Effective Date or in any other agreement governing Indebtedness secured by Liens described in Section 7.3(o) so long as such restrictions are no more onerous in any material respect than those contained in the CCO Senior Note Indenture and the related collateral and guarantee agreement as in effect on the Restatement Effective Date, (g) as contained in any QPC Indenture or the Holdings Credit Documents as in effect on the Restatement Effective Date or in any other agreement governing Indebtedness of Holdings described in Section 7.3(e), (i) or (m) or Indebtedness of any Qualified Parent Company, in each case, so long as such restrictions are no more onerous in any material respect than those contained in any QPC Indenture or the Holdings Credit Documents as in effect on the Restatement Effective Date, (h) customary provisions in leases and licenses entered into in the ordinary course of business or as required in any franchise permit, (i) customary restrictions in an agreement to Dispose of assets in a transaction permitted under Section 7.5 solely to the extent that such restriction applies solely to the assets to be so Disposed and (j) as contained in the Silo Credit Agreements or the Silo Guarantee and Collateral Agreements as in effect on the Restatement Effective Date.

7.13.Clauses Restricting Subsidiary Distributions. Enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary of the Borrower to (a) make Restricted Payments in respect of any Equity Interests of such Subsidiary held by, or pay any Indebtedness owed to, the Borrower or any other Subsidiary of the Borrower, (b) make loans or advances to, or other Investments in, the Borrower or any other Subsidiary of the Borrower or (c) transfer any of its assets to the Borrower or any other Subsidiary of the Borrower, except for such encumbrances or restrictions existing under or by reason of (i) any restrictions existing under the Loan Documents, (ii) any restrictions with respect to a Subsidiary imposed pursuant to an agreement that has been entered into in connection with the Disposition of all or substantially all of the Equity Interests or assets of such Subsidiary in a transaction otherwise permitted by this Agreement, (iii) [Reserved], (iv) any restrictions contained in documents governing Indebtedness permitted under Section 7.2(e), (i), (l) or (n) or any other agreement governing Indebtedness (including Indebtedness of a Qualified Parent Company or Indebtedness secured by Liens described in Section 7.3(q)) so long as either (x) such restrictions are no more onerous in any material respect than those contained in the Loan Documents or the CCO Senior Notes Indentures, the Holdings Credit Documents or any QPC Indenture as in effect on the Restatement Effective Date, or (y) the Borrower determines in good faith at the time such documents are entered into that such restrictions are not likely to result in a material impairment of the ability of the Loan Parties to perform their payment obligations under this Agreement or materially restrict the ability of Subsidiaries that are not Loan Parties to make distributions and transfers of property to the Loan Parties, (v) any restrictions contained in agreements governing Indebtedness assumed in connection with the acquisition of any Person that becomes a Subsidiary pursuant to Section 7.7(f) or (h) so long as such Indebtedness is permitted under Section 7.2(f) or (l) and such Indebtedness was not created or incurred in contemplation of such acquisition and such restrictions apply only to such acquired Subsidiary and its Subsidiaries, (vi) restrictions contained in the CCO Senior Note Indenture as in effect on the Restatement Effective Date or in any other agreement governing Indebtedness secured by Liens described in Section 7.3(o) so long as such restrictions are no more onerous in any material respect than those contained in the CCO Senior Note Indenture as in effect on the Restatement Effective Date, (vii) restrictions contained in any QPC Indenture or the Holdings Credit Documents as in effect on the Restatement Effective Date, (viii) restrictions contained in the organizational documents of CC VIII, LLC, and other documents governing the CCVIII Interest, (ix) customary restrictions in an agreement to Dispose of assets in a transaction permitted under Section 7.5 to the extent that such restriction applies solely to such assets, (x) customary anti-assignment provisions in leases and licenses entered into in the ordinary course of business or as required in any franchise permit, (xi) restrictions governing Indebtedness permitted under Section 7.2(d) to the extent prohibiting transfers of the assets financed with such Indebtedness, and (xii) restrictions contained in the Silo Credit Agreements as in effect on the Restatement Effective Date.

7.14.Lines of Business.

(a)Enter into any business, either directly or through any Subsidiary, except for (i) those businesses in which the Borrower and its Subsidiaries are engaged on the Refresh Effective Date and (ii) businesses which are reasonably similar or related thereto or reasonable extensions thereof (collectively, “Permitted Lines of Business”).

(b)[Reserved.]

(c)In the case of Holdings, (i) conduct, transact or otherwise engage in, commit to conduct, transact or otherwise engage in any business or operations other than a Permitted Line of Business, (ii) incur any obligations or liabilities other than obligations under the Loan Documents, Indebtedness permitted to be incurred by it under Section 7.2 and other customary obligations incidental to its existence and ownership and liabilities and obligations related to the purchase or ownership of Indebtedness that it is not prohibited from purchasing or owning pursuant to any Loan Document or (iii) use any proceeds or amounts received from the Borrower or any of its Subsidiaries for purposes of enabling it to effect any transaction prohibited under Section 7.7(h)(ii).

(d)In the case of Charter Communications Operating Capital Corp., (i) conduct, transact or otherwise engage in, commit to conduct, transact or otherwise engage in any business or operations, (ii) own, lease, manage or otherwise operate any properties or assets or (iii) incur any obligations or liabilities other than obligations under the Loan Documents, Indebtedness under Section 7.2(e) or (k) and other customary obligations incidental to its existence.

7.15.Investments in the Borrower. In the case of Holdings, make any Investment in the Borrower other than in the form of a capital contribution, a loan so long as such loan is evidenced by a note and pledged to the Administrative Agent pursuant to the Guarantee and Collateral Agreement or a Guarantee Obligation in respect of any obligation of the Borrower.

SECTION 8EVENTS OF DEFAULT

8.1.Events of Default. If any of the following events shall occur and be continuing:

(a)the Borrower shall fail to pay any principal of any Loan or Reimbursement Obligation when due in accordance with the terms hereof; or the Borrower shall fail to pay any interest on any Loan or Reimbursement Obligation, or any other amount payable hereunder or under any other Loan Document, within five days after any such interest or other amount becomes due in accordance with the terms hereof; or

(b)any representation or warranty made or deemed made by any Loan Party herein or in any other Loan Document or that is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been inaccurate in any material respect on or as of the date made or deemed made; or

(c)any Loan Party shall default in the observance or performance of any agreement contained in clause (i) or (ii) of Section 6.4(a) (with respect to Holdings and the Borrower only), Section 6.7(a) or Section 7 of this Agreement or Sections 6.4 and 6.5(b) of the Guarantee and Collateral Agreement; or

(d)any Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section), and such default shall continue unremedied for a period of 30 days after notice to the Borrower from the Administrative Agent or the Required Lenders; or

(e)Holdings, the Borrower or any of its Subsidiaries shall (i) default in making any payment of any principal of any Indebtedness (including, without duplication, any Guarantee Obligation in respect of Indebtedness, but excluding the Loans) on the scheduled or original due date with respect thereto or (ii) default in making any payment of any interest on any such Indebtedness beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or (iii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or (in the case of any such Indebtedness constituting a Guarantee Obligation) to become payable; provided, that, (x) a default, event or condition described in clause (i), (ii) or (iii) of this paragraph (e) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in clause (i), (ii) or (iii) of this paragraph (e) shall have occurred and be continuing with respect to such Indebtedness the outstanding aggregate principal amount of which exceeds $100,000,000 and (y) for the avoidance of doubt, a requirement to make a mandatory offer to repurchase under the terms of any Indebtedness as a result of a “change of control” (or equivalent term) shall not constitute an Event of Default under this paragraph (e) so long as (A) on or prior to the date the events constituting such “change of control” (or equivalent term) occur, either (i) the terms of such Indebtedness have been amended to eliminate the requirement to make such offer or (ii) such Indebtedness has been defeased or discharged so that such requirement shall no longer apply (and, in the event such “change of control” is subject to a requirement that a specific credit ratings event or similar condition subsequent occur, no Event of Default shall exist pursuant to this paragraph (e) until such time as the specific credit ratings event or similar condition subsequent has also occurred resulting in the obligor under such Indebtedness to become unconditionally obligated to make such offer); or

(f)any Designated Holding Company other than Holdings shall (i) default in making any payment of any principal of any Indebtedness (including, without duplication, any Guarantee Obligation in respect of Indebtedness) on the scheduled or original due date with respect thereto or (ii) default in making any payment of any interest on any such Indebtedness or default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, if such default or other event or condition, in each case with respect to this clause (ii), results in the acceleration of such Indebtedness prior to its stated maturity or (in the case of any such Indebtedness constituting a Guarantee Obligation) causes such Indebtedness to become payable; provided, that a default, event or condition described in clause (i) or (ii) of this paragraph (f) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in clause (i) or (ii) of this paragraph (f) shall have occurred and be continuing with respect to such Indebtedness the outstanding aggregate principal amount of which exceeds $200,000,000; or

(g)(i) any Designated Holding Company, the Borrower or any of its Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of their assets or any Designated Holding Company, the Borrower or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Designated Holding Company, the Borrower or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against any Designated Holding Company, the Borrower or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) any Designated Holding Company, the Borrower or any of its Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) any Designated Holding Company, the Borrower or any of its Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

(h)(i) any “accumulated funding deficiency” (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of any Loan Party or any Commonly Controlled Entity, (ii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iii) any Single Employer Plan shall terminate for purposes of Title IV of ERISA or (iv) any Loan Party or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan; and in each case in clauses (i) through (iv) above, such event or condition, together with all other such events or conditions, if any, could, in the sole judgment of the Required Lenders, reasonably be expected to have a Material Adverse Effect; or

(i)one or more judgments or decrees shall be entered against Holdings, the Borrower or any of its Subsidiaries involving in the aggregate a liability (to the extent not paid or fully covered by insurance as to which the relevant insurance company has not declined coverage) of $100,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or

(j)(i) the Guarantee and Collateral Agreement shall cease, for any reason (other than the gross negligence or willful misconduct of the Administrative Agent), to be in full force and effect with respect to any material portion of the Collateral, or any Loan Party or any

Affiliate of any Loan Party shall so assert, or (ii) any Lien created by the Guarantee and Collateral Agreement shall cease to be enforceable and of the same effect and priority purported to be created thereby with respect to any material portion of the Collateral (other than in connection with releases in accordance with Section 10.14) or any Loan Party or any Affiliate of any Loan Party shall so assert; or

(k)the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as such terms are used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a Qualified Parent Company, has the power, directly or indirectly, to vote or direct the voting of Equity Interests having more than 50% (determined on a fully diluted basis) of the ordinary voting power for the management of the Borrower (a “Change of Control”); provided that such Change of Control shall not constitute a Default or Event of Default unless a Ratings Event has occurred within the Ratings Decline Period; or

(l)a termination or suspension with respect to any CATV Franchises or CATV Systems of the Borrower or any of its Subsidiaries from the FCC or any Governmental Authority or other franchising authority occurs or the Borrower or any of its Subsidiaries or the grantors of any CATV Franchises or CATV Systems shall fail to renew such CATV Franchises or CATV Systems at the stated expiration thereof (in each case other than (x) as a result of changes in law or regulation or other circumstances which result in any CATV Franchise no longer being required in connection with operation of the relevant CATV System or (y) at a time when such CATV Franchise is not required for operation of such CATV System) if the percentage represented by such CATV Franchises or CATV Systems and any other CATV Franchises or CATV Systems which are then so terminated, suspended or not renewed (and which the Borrower or such Subsidiary does not continue to operate and from which systems it does not retain the revenues after the stated termination or expiration) of Consolidated Operating Cash Flow for the 12-month period preceding the date of the termination, suspension or failure to renew, as the case may be (giving pro forma effect to any acquisitions or Dispositions that have occurred since the beginning of such 12-month period as if such acquisitions or Dispositions had occurred at the beginning of such 12-month period), would exceed 10%, unless an alternative CATV Franchise or CATV System in form and substance reasonably satisfactory to the Required Lenders shall have been procured and come into effect prior to or concurrently with the termination or expiration date of such terminated, suspended or non-renewed CATV Franchise or CATV System; or

(m)except as required or otherwise expressly permitted in this Agreement (i) in the case of any Designated Holding Company or any Non-Recourse Subsidiary, fail to satisfy customary formalities with respect to organizational separateness, including, without limitation, (A) the maintenance of separate books and records and (B) the maintenance of separate bank accounts in its own name; (ii) in the case of any Designated Holding Company or any Non-Recourse Subsidiary, fail to act solely in their own names or the names of their managers and through authorized officers and agents; (iii) in the case of the Borrower or any of its Subsidiaries, make or agree to make any payment to a creditor of any Designated Holding Company or any Non-Recourse Subsidiary in its capacity as such; or (iv) in the case of any Designated Holding Company, any Non-Recourse Subsidiary, the Borrower or any of its Subsidiaries, (x) commingle any money or other assets of any Designated Holding Company or any Non-Recourse Subsidiary with any money or other assets of the Borrower or any of its Subsidiaries or (y) take any action, or conduct its affairs in a manner, which could reasonably be expected to result in the separate organizational existence of each Designated Holding Company or each Non-Recourse Subsidiary from the Borrower and its Subsidiaries being ignored under any circumstance, and such failure, action, agreement, event, condition or circumstance described in any clause of this paragraph (m) shall continue unremedied for a period of 30 days after notice to the Borrower from the Administrative Agent or the Required Lenders;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (g) above with respect to the Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) to be due and payable forthwith, whereupon the same shall immediately become due and payable. With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to this paragraph, the Borrower shall at such time comply with Section 3.8. Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived by the Borrower.
Notwithstanding anything to the contrary herein, no Default or Event of Default shall be deemed to occur pursuant to Section 8.1(e) or 8.1(f), and no DHC Default shall be deemed to occur, due to the existence of (a) a “Default” or “Event of Default” under any indenture as in effect on the Restatement Effective Date governing DHC Debt, or any acceleration of, or any attempt to accelerate, such DHC Debt, in each case resulting solely from the existence of the provisions contained in Section 7 of the Senior Note Intercreditor Agreement, or (b) any cross-default, cross-acceleration or similar provision in any Indebtedness of any Qualified Parent Company that is applicable, or is invoked, solely as a result of the circumstances described in clause (a) above, in each case so long as (i) the Borrower is in compliance with the provisions of Section 11.04 of the CCO Senior Note Indenture and (ii) no enforcement action against the assets of Holdings, the Borrower or any of its Subsidiaries by or on behalf of the holders of any such DHC Debt has occurred in respect of any judgment, decree or similar pronouncement, interim, final or otherwise, in connection with the foregoing, unless such enforcement action has been effectively stayed within 30 days from the entry thereof; provided, that a Default and an Event of Default shall nevertheless be deemed to be in existence if (x) the Second Lien Guarantees (as defined in the Senior Note Intercreditor Agreement) are not automatically released ab initio at the time and in the manner contemplated by Section 11.04 of the CCO Senior Note Indenture or (y) substantially concurrently with such release, any acceleration or attempted acceleration described above is not rescinded. It is understood that this paragraph does not apply to any cross-default, cross-acceleration or similar provision in any Indebtedness other than Indebtedness of any Qualified Parent Company.
Notwithstanding anything to the contrary herein, solely for the purpose of determining whether a Default has occurred under clause (g) above, any reference in such clause to any Subsidiary shall be deemed not to include any Subsidiary that is an Immaterial Subsidiary or at such time could, upon designation by the Borrower, become an Immaterial Subsidiary affected by any event or circumstances referred to in such clause unless the gross revenues of such Subsidiary together with the gross revenues of all other Subsidiaries affected by such event or circumstance referred to in such clause for the period of four fiscal quarters ending on the date of the most recent balance sheet of the Borrower delivered pursuant to Section 6.1(a) or (b) shall exceed 5% of the gross revenues of the Borrower and its Restricted Subsidiaries for such period, in each case determined in accordance with GAAP.
8.2.Application of Funds. After the exercise of remedies provided for in Section 8.1 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.1), any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Section 2) payable to the Administrative Agent in its capacity as such;
Second, pro rata to (i) the payment of all other Obligations due and owing to the Secured Parties, ratably among the Secured Parties in proportion to the respective amounts described in this subclause (i) of this clause Second held by them and (ii) the Cash Collateralization of all Letters of Credit; and
Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law.
Subject to Section 3.8, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Second above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above.
Notwithstanding the foregoing, Obligations arising under Specified Cash Management Agreements and Specified Hedge Agreements shall be excluded from the application described above to occur on any date if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may request, from the applicable Secured Party providing such Obligations on or prior to such date.
SECTION 9THE AGENTS

9.1.Appointment.

(a)Each Lender hereby irrevocably designates and appoints the Administrative Agent as the agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.

(b)The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (including in its capacities as a party to a Specified Hedge Agreement or Specified Cash Management Agreement) and the Issuing Lender hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender and the Issuing Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties pursuant to the Guarantee and Collateral Agreement, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 9.2 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Guarantee and Collateral Agreement, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of this Section 9 and Section 10 (including Section 9.7, as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Guarantee and Collateral Agreement) as if set forth in full herein with respect thereto.

9.2.Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys in fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in fact selected by it with reasonable care.

9.3.Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Administrative Agent:

(a)shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(b)shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law; and

(c)shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.

(d)The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Section 10.1 and Section 8) or (ii) in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by the Borrower, a Lender or the Issuing Lender.

(e)The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this

Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Guarantee and Collateral Agreement, (v) the value or the sufficiency of any Collateral, or (v) the satisfaction of any condition set forth in Section 5 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

9.4.Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to Holdings or the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders (or, if so specified by this Agreement, all Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders (or, if so specified by this Agreement, all Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

9.5.Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Administrative Agent has received notice from a Lender, Holdings or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”. In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all Lenders); provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

9.6.Non-Reliance on Agents and Other Lenders. Each Lender expressly acknowledges that neither the Agents nor any of their respective officers, directors, employees, agents, attorneys‑in‑fact or affiliates have made any representations or warranties to it and that no act by any Agent hereafter taken, including any review of the affairs of a Loan Party or any affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by any Agent to any Lender. Each Lender represents to the Agents that it has, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party or any affiliate of a Loan Party that may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys‑in‑fact or affiliates.

9.7.Indemnification. The Lenders agree to indemnify the Administrative Agent, Issuing Lender and Swingline Lender, each in its capacity as such (to the extent not reimbursed by Holdings or the Borrower and without limiting the obligation of Holdings or the Borrower to do so), ratably according to their respective Aggregate Exposure Percentages in effect on the date on which indemnification is sought under this Section (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Aggregate Exposure Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against the Administrative Agent, Issuing Lender or Swingline Lender in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Administrative Agent, Issuing Lender or Swingline Lender under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and non-appealable decision of a court of competent jurisdiction to have resulted from such Person's gross negligence or willful misconduct. The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder.

9.8.Agent in Its Individual Capacity. Each Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Loan Party as though such Agent were not an Agent. With respect to its Loans made or renewed by it and with respect to any Letter of Credit issued or participated in by it, each Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Agent, and the terms “Lender” and “Lenders” shall include each Agent in its individual capacity.

9.9.Successor Administrative Agent. So long as no Event of Default has occurred and is continuing, the Administrative Agent, the Borrower and a successor agent who is a Revolving Lender may, in their sole discretion at any time, agree that such successor agent shall replace the outgoing administrative Agent as Administrative Agent hereunder and under the other Loan Documents. In addition, the Administrative Agent may in its sole discretion resign as Administrative Agent at any time upon 30 days' notice to the Lenders and the Borrower. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall (unless an Event of Default under Section 8(a) or Section 8(g) with respect to the Borrower shall have occurred and be continuing) be subject to approval by the Borrower (which approval shall not be unreasonably withheld or delayed). Any successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term “Administrative Agent” shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent's rights, powers and duties as

Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. If no successor agent has accepted appointment as Administrative Agent by the date that is 30 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective, and the Lenders shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the Issuing Lender under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed). After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Loan Documents. The Person acting as Administrative Agent hereunder shall at all times constitute the “First Lien Representative” as defined in and for purposes of the Senior Notes Intercreditor Agreement and the Holdings Intercreditor Agreement.
Any resignation by the Administrative Agent pursuant to this Section shall also constitute its resignation as Issuing Lender and Swingline Lender. Upon the acceptance of a successor's appointment as Administrative Agent hereunder, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuing Lender and Swingline Lender, (ii) the retiring Issuing Lender and Swingline Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (iii) the successor Issuing Lender shall issue new letters of credit either (x) in substitution for the Letters of Credit issued by the retiring Issuing Lender or (y) to backstop such Letters of Credit, in each case, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring Issuing Lender to effectively assume the obligations of the retiring Issuing Lender with respect to such Letters of Credit.
9.10.Agents. Each of the Agents (other than the Administrative Agent) shall have no duties or responsibilities hereunder in their capacity as such.

9.11.Collateral and Guaranty Matters. Each of the Lenders (including in its capacities as a party to a Specified Cash Management Agreement or a Specified Hedge Agreement) and the Issuing Lender irrevocably authorize the Administrative Agent to release Liens on the Collateral and/or Guarantors from their obligations under the Guarantee and Collateral Agreement under the circumstances described in Section 9.15 of the Guarantee and Collateral Agreement.

9.12.Specified Cash Management Agreements and Specified Hedge Agreements. Except as otherwise expressly set forth herein or in the Guarantee and Collateral Agreement, no party to a Specified Cash Management Agreement or Specified Hedge Agreement shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Section 9 to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, obligations arising under Specified Cash Management Agreements and Specified Hedge Agreements unless the Administrative Agent has received written notice of such obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable party thereto.

SECTION 10MISCELLANEOUS

10.1.Amendments and Waivers. Neither this Agreement, any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 10.1. The Required Lenders and each Loan Party party to the relevant Loan Document may, or, with the written consent of the Required Lenders, the Administrative Agent and each Loan Party party to the relevant Loan Document may, from time to time, (a) enter into written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Loan Parties hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (i) forgive the principal amount or extend the final scheduled date of maturity of any Loan, extend the scheduled date of or reduce the amount of any amortization payment in respect of any Term Loan, reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof, or increase the amount or extend the expiration date of any Lender's Commitment, in each case without the consent of each Lender directly affected thereby; (ii) eliminate or reduce any voting rights under this Section 10.1 or reduce any percentage specified in the definition of Required Lenders, consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents, release all or substantially all of the Collateral or release all or substantially all of the Subsidiary Guarantors from their obligations under the Guarantee and Collateral Agreement (in each case except in connection with Dispositions consummated or approved in accordance with the other terms of this Agreement), in each case without the written consent of all Lenders; (iii) reduce the percentage specified in the definition of Majority Facility Lenders with respect to the Revolving Facility or any Class of Term Loans without the written consent of all Lenders under the Revolving Facility or such Class of Term Loans, respectively; (iv) amend, modify or waive any provision of Section 9 without the written consent of the Administrative Agent; (v) amend, modify or waive any provision of Section 2.4 or 2.5 without the written consent of the Swingline Lender; or (vi) amend, modify or waive any provision of Section 3 without the written consent of each affected Issuing Lender. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, the Agents and all future holders of the Loans. In the case of any waiver, the Loan Parties, the Lenders and the Agents shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon. It is understood that, with respect to any voting required by this Section 10.1, all members of a particular Specified Intracreditor Group shall vote as a single unit.

10.2.Notices.

(a)Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i)if to the Borrower, the Administrative Agent, an Issuing Lender or a Swingline Lender, to the address, telecopier number, electronic mail address or telephone number specified for such Person on Schedule 10.2; and

(ii)if to any other Lender, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to the Borrower).

Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, such notices and other communications shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below shall be effective as provided in such subsection (b).
(b)Electronic Communications. Notices and other communications to the Lenders and the Issuing Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or any Issuing Lender pursuant to Section 2 or Section 3 if such Lender or Issuing Lender, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender's receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.
(c)The Platform. The Borrower hereby acknowledges that (a) the Administrative Agent and/or the Joint Lead Arrangers will make available to the Lenders and each Issuing Lender Borrower Materials by posting the Borrower Materials on the Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender, any Issuing Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower's or the Administrative Agent's transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to the Borrower, any Lender, any Issuing Lender or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

(d)Change of Address, Etc. Each of the Borrower, the Administrative Agent, each Issuing Lender and the Swingline Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Borrower, the Administrative Agent, each Issuing Lender and the Swingline Lender. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender.

(e)Reliance by Administrative Agent, Issuing Lenders and Lenders. The Administrative Agent, the Issuing Lenders and the Lenders shall be entitled to rely and act upon any notices (including telephonic Notices of Borrowing and requests for Swingline Loans) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify the Administrative Agent, each Issuing Lender, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording..

10.3.No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of any Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

10.4.Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans and other extensions of credit hereunder.

10.5.Payment of Expenses and Taxes. The Borrower agrees (a) to pay or reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, or waiver or forbearance of, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including the reasonable fees and disbursements of one firm of counsel to the Administrative Agent and filing and recording fees and expenses, (b) to pay or reimburse each Lender and each Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights, privileges, powers or remedies under this Agreement, the other Loan Documents and any such other documents, including the fees and disbursements of one firm of counsel selected by the Administrative Agent, together with any special or local counsel, to the

Administrative Agent and, following the occurrence and during the continuance of an Event of Default, not more than one other firm of counsel to the Lenders (it being understood that the Borrower shall not be obligated to reimburse any Lender (other than the Administrative Agent as provided above) for its expenses pursuant to this clause (b) except to the extent that an Event of Default has occurred and is continuing at the time of any proposed amendment or waiver), (c) to pay, indemnify, and hold each Lender and each Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, that may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, (d) if any Event of Default shall have occurred, to pay or reimburse all reasonable fees and expenses of a financial advisor engaged on behalf of, or for the benefit of, the Agents and the Lenders accruing from and after the occurrence of such Event of Default, (e) to pay, indemnify, and hold each Lender, each Agent, their advisors and affiliates and their respective officers, directors, trustees, employees, agents and controlling persons (each, an “Indemnitee”) harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents, including any of the foregoing relating to the use of proceeds of the Loans or the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of Holdings, the Borrower any of its Subsidiaries or any of the Properties the reasonable fees and expenses of legal counsel in connection with claims, actions or proceedings by any Indemnitee against any Loan Party under any Loan Document, and (f) to pay, indemnify, and hold each Indemnitee harmless from and against any actual or prospective claim, litigation, investigation or proceeding relating to any of the matters described in clauses (a) through (d) above, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding, and regardless of whether such claim, investigation, litigation or proceeding is brought by any Loan Party, its directors, shareholders or creditors or an Indemnitee, whether or not any Indemnitee is a party thereto and whether or not the Restatement Effective Date has occurred) and the reasonable fees and expenses of legal counsel in connection with any such claim, litigation, investigation or proceeding (all the foregoing in clauses (e) and (f), collectively, the “Indemnified Liabilities”), provided, that the Borrower shall have no obligation hereunder to any Indemnitee with respect to Indemnified Liabilities to the extent such Indemnified Liabilities are found by a final non-appealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee. Without limiting the foregoing, and to the extent permitted by applicable law, the Borrower agrees not to assert and to cause its Subsidiaries not to assert, and hereby waives and agrees to cause its Subsidiaries to so waive, all rights for contribution or any other rights of recovery with respect to all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, under or related to Environmental Laws, that any of them might have by statute or otherwise against any Indemnitee. All amounts due under this Section 10.5 shall be payable not later than 15 days after written demand therefor. Statements payable by the Borrower pursuant to this Section 10.5 shall be submitted to Eloise E. Schmitz (Telephone No. (314) 543-2474) (Telecopy No. (314) 965-6492), at the address of the Borrower set forth in Section 10.2, or to such other Person or address as may be hereafter designated by the Borrower in a written notice to the Administrative Agent. The agreements in this Section 10.5 shall survive repayment of the Loans and all other amounts payable hereunder.

10.6    Successors and Assigns; Participations and Assignments.

(a)The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Lender that issues any Letter of Credit), except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (c) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Lender and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)(i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees (each, an “Assignee”) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it) with the prior written consent of:

(A)    the Borrower (such consent not to be unreasonably withheld or delayed), provided that no consent of the Borrower shall be required for an assignment to (I) a Lender, an affiliate of a Lender, an Approved Fund (as defined below), other than in the case of any assignment of a Revolving Commitment, or (II) if an Event of Default under Section 8.1(a) or (g) has occurred and is continuing, any other Person;
(B)    the Administrative Agent (such consent not to be unreasonably withheld or delayed), provided that no consent of the Administrative Agent shall be required for an assignment of all or any portion of a Term Loan to a Lender, an Affiliate of a Lender or an Approved Fund; and
(C)    in the case of an assignment of a Revolving Commitment to a Lender that is not already a Revolving Lender, each Issuing Lender (such consent not to be unreasonably withheld or delayed).
(ii)Assignments shall be subject to the following additional conditions:

(A)    except in the case of an assignment of the entire remaining amount of the assigning Lender's Revolving Commitments or Loans of any Class, (x) the amount of the Commitments or Loans of the assigning Lender subject to each such assignment (as of the trade date specified in the Assignment and Assumption with respect to such assignment or, if no trade date is so specified, as of the date such Assignment and Assumption is delivered to the Administrative Agent) shall not be less than $5,000,000, in the case of the Revolving Facility ($1,000,000 if the Assignee is a Lender, an affiliate of a Lender or an Approved Fund) or, $1,000,000 in the case of Term Loans of any Class ($250,000 if the Assignee is a Lender, an affiliate of a Lender or an Approved Fund) and (y) the Aggregate Exposure of such assigning Lender shall not fall below $3,000,000 in the case of the Revolving Facility ($1,000,000 if the Assignee is a Lender, an affiliate of a Lender or an Approved Fund) or $1,000,000 in the case of in the case of Term Loans of any Class ($250,000 if the Assignee is a Lender, an affiliate of a Lender or an Approved Fund), unless, in each case, each of the Borrower and the Administrative Agent otherwise consent provided that (1) no such consent of the Borrower shall be required if an Event of Default under Section 8.1(a) or (g) has occurred and is continuing and (2) such amounts shall be aggregated in respect of each Lender and its affiliates or Approved Funds, if any;

(B)    the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 (unless otherwise agreed by the Administrative Agent in its sole discretion);
(C)    the Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an administrative questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Borrower and its Affiliates and their related parties or their respective securities) will be made available and who may receive such information in accordance with the assignee's compliance procedures and applicable laws, including Federal and state securities laws;
(D)    Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement with respect to the Loans or the Commitment assigned, except that this clause (D) shall not (x) apply to the Swingline Lender's rights and obligations in respect of Swingline Loans, (y) prohibit any Lender from assigning all or a portion of its rights and obligations among separate Classes on a non-pro rata basis or (C) prohibit any Revolving Lender from assigning all or portion of its Revolving Commitments with a given Revolving Termination Date (and a proportionate amount of all Revolving Credit Extensions thereunder) separately from its Revolving Commitments with a different Revolving Termination Date; and
(E)    In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swingline Loans in accordance with its Revolving Percentage in each of the foregoing. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.
For the purposes of this Section 10.6, “Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.
(iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(v) below, from and after the effective date specified in each Assignment and Assumption the Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.16, 2.17, 2.18 and 10.5). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 10.6 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

(iv) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent, the Issuing Lender and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.

(v)Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an Assignee, the Assignee's completed administrative questionnaire (unless the Assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(c)(i) Any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (other than a natural person) (a “Participant”) in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans owing to it); provided that (A) such Lender's obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent, the Issuing Lender and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that (1) requires the consent of each Lender directly affected thereby pursuant to the proviso to the second sentence of Section 10.1 and (2) directly affects such Participant. Subject to paragraph (c)(ii) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.16, 2.17, 2.18 and 10.5 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.7(b) as though it were a Lender, provided such Participant shall be subject to Section 10.7(a) as though it were a Lender.

(ii)    A Participant shall not be entitled to receive any greater payment under Section 2.16 or 2.17 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. Any Participant that is a Non-U.S. Lender shall not be entitled to the benefits of Section 2.17 unless such Participant complies with Section 2.17(d).
(d)Any Lender may, without the consent of the Borrower or the Administrative Agent, at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or Assignee for such Lender as a party hereto.

(e)The Borrower, at the Borrower's sole expense, upon receipt of written notice from the relevant Lender, agrees to issue Notes to any Lender requiring Notes to facilitate transactions of the type described in paragraph (d) above.

(f)Notwithstanding the foregoing, any Conduit Lender may assign any or all of the Loans it may have funded hereunder to its designating Lender without the consent of the Borrower or the Administrative Agent and without regard to the limitations set forth in Section 10.6(b). Each of Holdings, the Borrower, each Lender and the Administrative Agent hereby confirms that it will not institute against a Conduit Lender or join any other Person in instituting against a Conduit Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any state bankruptcy or similar law, for one year and one day after the payment in full of the latest maturing commercial paper note issued by such Conduit Lender; provided, however, that each Lender designating any Conduit Lender hereby agrees to indemnify, save and hold harmless each other party hereto for any loss, cost, damage or expense arising out of its inability to institute such a proceeding against such Conduit Lender during such period of forbearance.

10.7.Adjustments; Setoff.

(a)Except to the extent that this Agreement expressly provides for payments to be allocated to a particular Lender or to the Lenders of a particular Class, if any Lender (a “Benefited Lender”) shall receive any payment of all or part of the amounts owing to it hereunder, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 8(e), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of the amounts owing to such other Lender hereunder, such Benefited Lender shall purchase for cash from the other Lenders a participating interest in such portion of the amounts owing to each such other Lender hereunder, or shall provide such other Lenders with the benefits of any such collateral, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

(b)In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to Holdings or the Borrower, any such notice being expressly waived by Holdings and the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by Holdings or the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise), to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of Holdings or the Borrower, as the case may be. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such setoff and application.

10.8.Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

10.9.Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.10.Integration. This Agreement and the other Loan Documents represent the agreement of Holdings, the Borrower, the Agents and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

10.11.GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

10.12.Submission to Jurisdiction; Waivers. Each of Holdings and the Borrower hereby irrevocably and unconditionally:

(a)submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York located in the County of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

(b)consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to Holdings or the Borrower, as the case may be at its address set forth in Section 10.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

(d)agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e)waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

10.13.Acknowledgments.
Each of Holdings and the Borrower hereby acknowledges that:
(a)it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

(b)neither any Agent nor any Lender has any fiduciary relationship with or duty to Holdings or the Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Agents and Lenders, on one hand, and Holdings and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Agents and the Lenders or among Holdings the Borrower and the Agents and the Lenders.

10.14.Release of Guarantees and Liens.

(a)Notwithstanding anything to the contrary contained herein or in any other Loan Document, the Administrative Agent is hereby irrevocably authorized by each Lender (without requirement of notice to or consent of any Lender except as expressly required by Section 10.1) and is hereby required to promptly take any action requested by the Borrower having the effect of releasing any Collateral or guarantee obligations (i) to the extent necessary to permit consummation of any transaction not prohibited by any Loan Document or that has been consented to in accordance with Section 10.1 or (ii) under the circumstances described in paragraph (b) below. Any such release of Collateral may be effected pursuant to a Release or such other documentation as shall be reasonably acceptable to the Administrative Agent.

(b)At such time as the Loans, the Reimbursement Obligations and the other obligations under the Loan Documents (other than (i) obligations under or in respect of Hedge Agreements and (ii) contingent indemnification obligations) shall have been paid in full, the Revolving Commitments have been terminated and no Letters of Credit shall be outstanding, the Collateral shall be released from the Liens created by the Guarantee and Collateral Agreement, and the Guarantee and Collateral Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Loan Party under the Guarantee and Collateral Agreement shall terminate, all without delivery of any instrument or performance of any act by any Person.

10.15.Confidentiality. Each Agent and each Lender agrees to keep confidential all non-public information provided to it by any Loan Party pursuant to this Agreement that is designated by such Loan Party as confidential; provided that nothing herein shall prevent any Agent or any Lender from disclosing any such information (a) to any Agent, any Lender or any affiliate of any Lender or any Approved Fund, (b) to any Transferee or prospective Transferee that agrees to comply with the provisions of this Section, (c) to its employees, directors, agents, attorneys, accountants and other professional advisors or those of any of its affiliates who have a need to know, (d) upon the request or demand of any Governmental Authority, (e) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (f) if requested or required to do so in connection with any litigation or similar proceeding, (g) that has been publicly disclosed, (h) to any nationally recognized rating agency that requires access to information about a Lender's investment portfolio in connection with ratings issued with respect to such Lender, (i) in connection with the exercise of any remedy hereunder or under any other Loan Document, (j) to any creditor or direct or indirect contractual counterparty in swap agreements or such creditor or contractual counterparty's professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees to be bound by the provisions of this Section 10.15), (k) to a Person that is an investor or prospective investor in a Securitization that agrees that its access to information regarding the Borrower and the Loans is solely for purposes of evaluating an investment in such Securitization (so long as such Person agrees to be bound by the provisions of this Section 10.15), or (l) to a Person that is a trustee, collateral manager, servicer, noteholder or secured party in a Securitization in connection with the administration, servicing and reporting on the assets serving as collateral for such Securitization (so long as such Person agrees to be bound by the provisions of this Section 10.15).

Each Lender acknowledges that information furnished to it pursuant to this Agreement or the other Loan Documents may include material non-public information concerning the Borrower and its Affiliates and their related parties or their respective securities, and confirms that it has developed compliance procedures regarding the use of material non-public information and that it will handle such material non-public information in accordance with those procedures and applicable law, including Federal and state securities laws.
All information, including requests for waivers and amendments, furnished by the Borrower or the Administrative Agent pursuant to, or in the course of administering, this Agreement or the other Loan Documents will be syndicate-level information, which may contain material non-public information about the Borrower and its Affiliates and their related parties or their respective securities. Accordingly, each Lender represents to the Borrower and the Administrative Agent that it has identified in its administrative questionnaire a credit contact who may receive information that may contain material non-public information in accordance with its compliance procedures and applicable law, including Federal and state securities laws.
10.16.WAIVERS OF JURY TRIAL. HOLDINGS, THE BORROWER, THE AGENTS AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

10.17.USA Patriot Act. Each Lender hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the Patriot Act.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CCO HOLDINGS, LLC

By: _____________________
Name:
Title:

CHARTER COMMUNICATIONS OPERATING, LLC

By: _____________________
Name:
Title:

[Signature Page to Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A.,
as Administrative Agent and as an Issuing Lender

By: _____________________
Name:
Title:

[Signature Page to Amended and Restated Credit Agreement]